UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02753

SBL FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS	66636-0001
(Address of principal executive offices)	(Zip code)

MICHAEL G. ODLUM, PRESIDENT

SBL FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

SBL Fund

Annual Report

December 31, 2006

- Series A (Equity Series)
- Series B (Large Cap Value Series)
- Series C (Money Market Series)
- Series D (Global Series)
- Series E (Diversified Income Series)
- Series H (Enhanced Index Series)
- Series J (Mid Cap Growth Series)
- Series N (Managed Asset Allocation Series)
- Series O (Equity Income Series)
- Series P (High Yield Series)
- Series Q (Small Cap Value Series)
- Series V (Mid Cap Value Series)
- Series X (Small Cap Growth Series)
- Series Y (Select 25 Series)
- Series Z (Alpha Opportunity Series)

Security Benefit™
Security Distributors, Inc.

SBL Fund

December 31, 2006

Annual Report

This page left blank intentionally.

Series A
Manager’s Commentary	(Equity Series)
February 15, 2007	(unaudited)

Advisor, Security Management Company, LLC

Mark A. Mitchell

Portfolio Manager

To Our Shareholders:

Series A of the SBL Fund - Equity Series returned 12.89% during the year, lagging the benchmark S&P 500 Index’s return of 15.79% and the Series’ peer group median return of 13.92%. Over the last few years, higher beta, smaller capitalization companies have helped drive equity markets higher. In such environments, we tend to under perform. We still believe the market is not yet recognizing the potential in several high quality large capitalization companies. Our performance has been disappointing and we feel not indicative of our potential. We are focused on improving your Series’ returns by upgrading the talent on our equity research team and strengthening our research process. We believe that our approach will deliver good performance over a long-term investment horizon.

Our investment philosophy is centered around three key tenants: First, good investments are purchased at less than their intrinsic value; second, a long-term approach and patience are critical to successful investing; and lastly, we concentrate our investments in companies that have the greatest return potential.

Our process is a bottom-up research driven investment process that attempts to identify companies that have a competitive advantage or have the ability to become more competitive in the future. We focus on owning these companies for three to five years or longer which we believe differentiates us from a majority of our peers and ultimately allows us to make better investment decisions. We buy these companies when their current price trades below their intrinsic value. We closely monitor each company’s progress. We will sell a company if the valuation no longer makes sense, we’ve made a mistake, our investment thesis is no longer valid, or we have a more attractive investment alternative. For this Series, we apply the approach to a broad range of both growth and value names.

Financial, Technology, and Industrial Stocks Top Performers

The Series’ financial holdings were up 35% compared to 19% for the Index. This was driven almost entirely by our position in First Marblehead Corporation, up over 150%. Ill-placed short-term concerns over the company’s competitive position offered a great buying opportunity for a leading student lender with a significant competitive advantage as a result of their loan under writing capability, superior economics, and additional value-added services.

The technology sector was up over 17% versus the comparable sector Index return of 9%. The largest contributor was Unisys Corporation, up 34%. The company benefited from improving its competitive position by lowering costs and improving business execution. Not owning Intel, down 17% and Yahoo, down 34%, helped the Series as well. While both are good companies, the valuations did not meet our criteria for an attractive risk/reward profile.

General Dynamics Corporation in the industrial sector was up 32%, with the company benefiting from strong results in its defense related segment and corporate aircraft segment.

Energy and Telecom Disappointing

Energy overall negatively impacted the Series. In the Series the sector was up just over 6% versus up 24% for the energy sector return within the Index. This was driven in part by Evergreen Energy, Inc., down over 42% (previously known as KFx), and Halliburton Company, up only 1%. Evergreen Energy was hurt by concerns over the viability of the initial production results of its proprietary clean coal technology. Halliburton was impacted more generally by the recent exodus from oil services related names as a result of a weakening energy commodity market.

The telecom sector in the benchmark was up over 36%, while our sector return was down 11%. Not owning AT&T, up 53%, and Bell South, up 80%, negatively impacted the Series. It appears the market is more confident in the newly-merged telecom players. We've avoided these names because we believe it’s very difficult to determine which, if any, company will be able to create a lasting competitive advantage that allows them to generate acceptable returns on the significant capital expenditures required to build out their services offerings. Our position in Sprint Nextel Corporation, down 10%, hurt the Series’ performance. Concerns over how the integration of Nextel was progressing and lack of improvement in its core legacy Sprint operations contributed to the weakness. We still believe in management’s ability to show steady improvement as demonstrated by the spinoff of its slower growing wireline business.

2007 Market Outlook

The current low return investment environment that exists outside of equities has continued to make available ample liquidity in the U.S. equity market. Falling energy prices have helped increase consumer confidence and provide support to corporate profit margins through lower raw material input prices. Additionally, businesses have very healthy balance sheets to help drive future growth initiatives.

Series A
Manager’s Commentary	(Equity Series)
February 15, 2007	(unaudited)

As we noted in last year’s shareholder letter, we’ve been concerned about a slowdown in U.S. consumer spending for some time. This concern has yet to materialize, but we still think it will happen. Lower energy prices will help, however, higher interest rates and a housing market slowdown provide likely headwinds. The Federal Reserve is walking a fine line between managing inflation risks while supporting economic growth. We’re unsure, like most in the market, what the Fed’s next move is. This uncertainty will weigh on the markets until it’s resolved.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value1. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell, Portfolio Manager

[1]	Dollar cost averaging does not assure profits or protect against loss in a declining market.

PERFORMANCE

Series A vs. S&P 500 Index

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series A (Equity Series) on December 31, 1996 and reflects the fees and expenses of Series A. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	10 Years
Series A	12.89%	3.24%	4.70%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	11.51%
Consumer Staples	8.58
Energy	10.50
Financials	20.43
Health Care	17.08
Industrials	16.40
Information Technology	10.83
Materials	0.88
Telecommunication Services	2.11
Asset Backed Commercial Paper	1.53
Commercial Paper	0.29
Repurchase Agreement	0.08
Liabilities, less cash & other assets	(0.22)
Total net assets	100.00%

See accompanying notes.

Series A
Manager’s Commentary	(Equity Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]

Series A (Equity Series)
Actual	$1,000.00	$1,107.60	$4.83
Hypothetical	1,000.00	1,020.62	4.63

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 10.76%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.91%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series A (Equity Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 98.3%
Aerospace & Defense - 4.0%
General Dynamics Corporation	184,100	$13,687,835
L-3 Communications Holdings, Inc.	46,000	3,761,880

		17,449,715

Air Freight & Logistics - 2.9%
FedEx Corporation	119,500	12,980,090

Biotechnology - 3.4%
Amgen, Inc. *	220,150	15,038,447

Broadcasting & Cable TV - 2.3%
CBS Corporation (CI.B)	152,950	4,768,981
Univision Communications, Inc. *	155,500	5,507,810

		10,276,791

Coal & Consumable Fuels - 2.0%
Evergreen Energy, Inc. *	872,400	8,628,036

Communications Equipment - 1.6%
ADC Telecommunications, Inc. *	474,114	6,888,876

Construction & Engineering - 2.2%
Shaw Group, Inc. * (1)	292,200	9,788,700

Consumer Finance - 6.4%
American Express Company	222,700	13,511,209
First Marblehead Corporation	267,900	14,640,735

		28,151,944

Data Processing & Outsourced Services - 3.1%
First Data Corporation	208,700	5,326,024
Western Union Company	382,000	8,564,440

		13,890,464

Drug Retail - 2.9%
CVS Corporation	419,500	12,966,745

Health Care Equipment - 3.1%
Hospira, Inc. *	128,000	4,298,240
Zimmer Holdings, Inc. *	121,300	9,507,494

		13,805,734

Health Care Services - 2.5%
Medco Health Solutions, Inc. *	206,200	11,019,328

Home Improvement Retail - 4.0%
Home Depot, Inc.	445,200	17,879,232

Hotels, Resorts & Cruise Lines - 2.6%
Carnival Corporation	237,500	11,649,375

Hypermarkets & Super Centers - 5.7%
Costco Wholesale Corporation	231,000	12,212,970
Wal-Mart Stores, Inc.	275,800	12,736,444

		24,949,414

Industrial Conglomerates - 7.3%
General Electric Company	522,700	19,449,667
Tyco International, Ltd.	419,600	12,755,840

		32,205,507

Industrial Gases - 0.9%
Praxair, Inc.	65,800	3,903,914

Integrated Oil & Gas - 6.5%
Chevron Corporation	134,000	9,853,020
Exxon Mobil Corporation	246,900	18,919,947

		28,772,967

IT Consulting & Other Services - 2.7%
Unisys Corporation *	1,505,850	11,805,864

Managed Health Care - 5.1%
UnitedHealth Group, Inc.	172,000	9,241,560
WellPoint, Inc. *	166,600	13,109,754

		22,351,314

Movies & Entertainment - 2.5%
Time Warner, Inc.	505,000	10,998,900

Multi-Line Insurance - 5.1%
American International Group, Inc.	315,800	22,630,228

Oil & Gas Drilling - 0.7%
Transocean, Inc. * (1)	40,200	3,251,778

Oil & Gas Equipment & Services - 1.3%
BJ Services Company	70,900	2,078,788
Halliburton Company	117,700	3,654,585

		5,733,373

Other Diversified Financial Services - 5.3%
Citigroup, Inc.	278,600	15,518,020
JPMorgan Chase & Company	165,900	8,012,970

		23,530,990

Pharmaceuticals - 3.0%
Johnson & Johnson	201,400	13,296,428

Property & Casually Insurance - 3.6%
Berkshire Hathaway, Inc. *	145	15,948,550

Systems Software -3.5%
Microsoft Corporation	510,200	15,234,572

Wireless Telecommunication Services - 2.1%
Sprint Nextel Corporation	492,800	9,308,992

TOTAL COMMON STOCK (Cost $350,874,900)		$434,336,268

	Principal Amount	Value
ASSET BACKED COMMERCIAL PAPER - 1.5%
Financial Companies - Miscellaneous Receivables - 1.0%
Fairway Finance Corporation
5.35%, 1/5/2007	$1,200,000	1,199,291

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series A (Equity Series)
December 31, 2006 - continued

	Principal Amount	Value
ASSET BACKED COMMERCIAL PAPER (continued)
Financial Companies - Miscellaneous Receivables (continued)
Fairway Finance Corporation (continued)
5.35%, 1/9/2007	$1,800,000	$1,797,880
Jupiter Securitization Corporation
5.35%, 1/8/2007	1,275,000	1,273,683

		4,270,854

Financial Companies - Trade Receivables - 0.5%
Old Line Funding LLC	1,000,000	999,555
5.26%, 1/4/2007
Sheffield Receivables Corporation	1,500,000	1,499,781
5.265%, 1/2/2007

		2,499,336

TOTAL ASSET BACKED COMMERCIAL PAPER (Cost $6,770,190)		$6,770,190

COMMERCIAL PAPER - 0.3%
Brokerage - 0.3%
ING (U.S.) Funding LLC
5.35%, 1/3/2007	1,300,000	1,299,614

TOTAL COMMERCIAL PAPER (Cost $1,299,614)		$1,299,614

REPURCHASE AGREEMENT - 0.1%
United Missouri Bank, 4.85%, dated 12-29-06, matures 01-02-07; repurchase amount of $340,183 (Collateralized by FHLMC, 5.00%, 08-15-35 with a value of $346,821)	$340,000	$340,000

TOTAL REPURCHASE AGREEMENT (Cost $340,000)		$340,000

Total Investments (SBL A Fund)		$442,746,072
(Cost $359,284,704) - 100.2%
Liabilities in Excess of Other Assets - (0.2)%		(957,992)

TOTAL NET ASSETS - 100.0%		$441,788,080

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $359,423,041.

*	- Non-income producing security

1	- Security is segregated as collateral for open written options contracts.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series A

(Equity Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$442,746,072
Cash	9
Receivables:
Fund shares sold	70,395
Dividends	334,570
Prepaid expenses	9,800

Total assets	443,160,846

Liabilities:
Payable for:
Fund shares redeemed	780,398
Written options, at value (premiums received $121,596)	178,500
Management fees	280,197
Custodian fees	8,088
Transfer agent/maintenance fees	2,083
Administration fees	35,581
Professional fees	41,968
Directors’ fees	10,000
Other	35,951

Total liabilities	1,372,766

Net Assets	$441,788,080

Net assets consist of:
Paid in capital	$309,680,133
Undistributed net investment income	1,466,765
Undistributed net realized gain on sale of investments and options written	47,236,718
Net unrealized appreciation in value of investments and options written	83,404,464

Net assets	$441,788,080

Capital shares authorized	unlimited
Capital shares outstanding	17,106,488
Net asset value per share (net assets divided by shares outstanding)	$25.83

[1]Investments, at cost	$359,284,704

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends	$5,216,765
Interest	237,743

Total investment income	5,454,508

Expenses:
Management fees	3,321,940
Administration fees	421,083
Transfer agent/maintenance fees	25,229
Custodian fees	37,756
Directors’ fees	20,095
Professional fees	55,862
Reports to shareholders	84,267
Other expenses	21,517

Total expenses	3,987,749
Less: Earnings credits applied	(6)

Net expenses	3,987,743

Net investment income	1,466,765

Net Realized and Unrealized Gain (Loss):
Net realized gain during the year on:
Investments	45,524,152
Options written	1,712,566

Net realized gain	47,236,718

Net unrealized appreciation (depreciation) during the year on:
Investments	4,576,552
Options written	(131,470)

Net unrealized appreciation	4,445,082

Net realized and unrealized gain	51,681,800

Net increase in net assets resulting from operations	$53,148,565

See accompanying notes.

Statement of Changes in Net Assets	Series A
(Equity Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$1,466,765	$2,686,549
Net realized gain during the year on investments and options written	47,236,718	25,155,673
Net unrealized appreciation (depreciation) during the year on investments and options written	4,445,082	(9,007,148)

Net increase in net assets resulting from operations	53,148,565	18,835,074

Capital share transactions:
Proceeds from sale of shares	37,464,659	44,233,911
Cost of shares redeemed	(115,755,780)	(126,234,284)

Net decrease from capital share transactions	(78,291,121)	(82,000,373)

Net decrease in net assets	(25,142,556)	(63,165,299)

Net assets:
Beginning of year	466,930,636	530,095,935

End of year	$441,788,080	$466,930,636

Undistributed net investment income at end of year	$1,466,765	$2,686,549

Capital Share Activity:
Shares sold	1,582,979	2,025,092
Shares redeemed	(4,888,558)	(5,789,676)

Total capital share activity	(3,305,579)	(3,764,584)

See accompanying notes.

Financial Highlights	Series A
Selected data for each share of capital stock outstanding throughout each year	(Equity Series)

	2006	2005	2004	2003	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$22.88	$21.93	$20.37	$16.83	$22.36

Income (loss) from investment operations:
Net investment income	0.11	0.16	0.18	0.13	0.10
Net gain (loss) on securities (realized and unrealized)	2.84	0.79	1.40	3.53	(5.47)

Total from investment operations	2.95	0.95	1.58	3.66	(5.37)

Less distributions:
Dividends from net investment income	—	—	(0.02)	(0.12)	(0.16)

Total distributions	—	—	(0.02)	(0.12)	(0.16)

Net asset value, end of period	$25.83	$22.88	$21.93	$20.37	$16.83

Total Return[a]	12.89%	4.33%	7.77%	21.74%	(24.10%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$441,788	$466,931	$530,096	$559,290	$517,837

Ratios to average net assets:
Net investment income	0.33%	0.55%	0.81%	0.66%	0.49%
Total expenses[b]	0.90%	0.89%	0.87%	0.82%	0.82%
Net expenses[c]	0.90%	0.89%	0.87%	0.82%	0.82%
Expenses prior to custodian earnings credits and net of expense waivers	0.90%	0.89%	0.87%	0.82%	0.82%

Portfolio turnover rate	26%	37%	27%	53%	25%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

See accompanying notes.

Series B
Manager’s Commentary	(Large Cap Value Series)
February 15, 2007	(unaudited)

Advisor, Security Management Company, LLC

Mark Mitchell

Portfolio Manager

To Our Shareholders:

Series B of the SBL Fund - Large Cap Value series returned 22.00% during the year, lagging the benchmark Russell 1000 Value Index’s return of 22.25%, but out performing the Series’ peer group median return of 18.86%. Good stock selection was offset slightly by our sector weights in 2006. While being disappointed that our results were below the benchmark, we believe that our approach delivers performance over the long-term.

Our investment philosophy is centered around three key tenants: first, good investments are purchased at less than their intrinsic value; second, a long-term approach and patience are critical to successful investing; and lastly, we concentrate our investments in companies that have the greatest return potential.

Our process is a bottom-up research driven investment process that attempts to identify companies that have the ability to become more competitive in the future. We focus on owning these companies for three to five years or longer which we believe differentiates us from a majority of our peers and ultimately allows us to make better investment decisions. We buy these companies when their current price trades below their intrinsic value. We closely monitor each company’s progress. We will sell a company if the valuation no longer makes sense, we’ve made a mistake and our investment thesis is no longer valid, or we have a more attractive investment alternative. For this Series, we apply this philosophy to a broad range of value names.

Financials and Industrial Stocks Top Performers

The Series’ Financial holdings were up 37% compared to 20% for the Index. This was driven almost entirely by our position in First Marblehead Corporation, up over 150%. Ill-placed short-term concerns over the company’s competitive position offered a great buying opportunity for a leading student lender with a significant competitive advantage as a result of their loan underwriting capability, superior economics, and additional value-added services.

Holdings International, Inc., the industrial sector were up 28%. McDermott appreciated 71%, driven by strong demand for its energy infrastructure construction related services. Hughes Supply was up 27% as it agreed to be acquired by Home Depot, Inc. Hughes’ strong position in the professional contractor market fits well into Home Depot’s expansion plans in that segment.

Telecom and Energy Disappointing

The telecom sector in the benchmark was up over 39%, while our sector return was up just 1%. Not owning AT&T, up 53%, and Bell South, up 80%, negatively impacted the Series. It appears the market is more confident in the newly-merged telecom players. We’ve avoided these names because we believe it’s very difficult to determine which, if any, company will be able to create a lasting competitive advantage that allows them to generate acceptable returns on the significant capital expenditures required to build out their services offerings. Our position in Sprint Nextel Corporation, down 10%, hurt the Series’ performance. Concerns over how the integration of Nextel was progressing and lack of improvement in its core legacy Sprint operations contributed to the weakness. We still believe in management’s ability to show steady improvement as demonstrated by the spinoff of its slower growing wireline business.

Poor stock selection in the energy sector negatively impacted the Series as the sector underperformed the value index. Specifically, Halliburton Company, up just 1%, and an underweight position in Exxon Mobil Corporation, up 39%, had the largest negative impact. Halliburton was impacted more generally by the recent exodus from oil services related names as a result of a weakening energy commodity market. Exxon outperformed formed the diversified group of integrated oil companies we owned.

2007 Market Outlook

The current low return investment environment that exists outside of equities has continued to make available ample liquidity in the U.S. equity market. Falling energy prices have helped increase consumer confidence and provide support to corporate profit margins through lower raw material input prices. Additionally, businesses have very healthy balance sheets to help drive future growth initiatives.

As we noted in last year’s shareholder letter, we’ve been concerned about a slowdown in U.S. consumer spending for some time. This concern has yet to materialize, but we still think it will happen. Lower energy prices will help; however, higher interest rates and a housing market slowdown provide likely headwinds. The Federal Reserve is walking a fine line between managing inflation risks while supporting economic growth. We’re unsure, like most in the market, what the Fed’s next move is. This uncertainty will weigh on the markets until it’s resolved.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value1. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell, Portfolio Manager

[1]	Dollar cost averaging does not assure profits or protect against loss in a declining market.

Series B
Manager’s Commentary	(Large Cap Value Series)
December 31, 2006	(unaudited)

PERFORMANCE

Series B vs. Russell 1000 Value Index

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series B (Large Cap Value Series) on December 31, 1996 and reflects the fees and expenses of Series B. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	10 Years
Series B	22.00%	7.86%	5.94%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	11.09%
Consumer Staples	9.67
Energy	14.20
Financials	16.89
Health Care	6.65
Industrials	16.84
Information Technology	4.92
Materials	5.86
Telecommunication Services	3.57
Utilities	1.86
Exchange Traded Funds	5.93
Asset Backed Commercial Paper	2.37
Commercial Paper	0.48
Repurchase Agreement	0.10
Liabilities, less cash & other assets	(0.43)
Total net assets	100.00%

See accompanying notes.

Series B
Manager’s Commentary	(Large Cap Value Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series B (Large Cap Value Series)
Actual	$1,000.00	$1,099.10	$4.18
Hypothetical	1,000.00	1,021.22	4.02

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 9.91%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.79%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series B (Large Cap Value Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 97.5%
Aerospace & Defense - 3.0%
United Technologies Corporation	228,400	$14,279,568

Agricultural Products - 1.9%
Archer-Daniels-Midland Company	281,400	8,993,544

Aluminum - 0.7%
Alcoa, Inc.	119,600	3,589,196

Broadcasting & Cable TV - 2.6%
CBS Corporation (CI.B)	402,100	12,537,478

Computer Hardware - 2.8%
Hewlett-Packard Company	331,200	13,642,128

Construction & Engineering - 2.9%
Shaw Group, Inc. * (1)	423,700	14,193,950

Consumer Finance - 3.2%
First Marblehead Corporation	279,225	15,259,646

Diversified Chemicals - 3.3%
Dow Chemical Company	176,400	7,045,416
E.I. Du Pont de Nemours & Company	178,600	8,699,606

		15,745,022

Drug Retail - 3.1%
CVS Corporation	477,800	14,768,798

Electric Utilities - 1.9%
Edison International	196,300	8,927,724

Exchange Traded Funds - 5.9%
iShares Russell 1000 Value Index Fund	170,600	14,093,266
iShares S&P 500 Value Index Fund	187,600	14,424,564

		28,517,830

Health Care Equipment - 1.0%
Hospira, Inc. *	139,000	4,667,620

Health Care Services - 2.9%
Medco Health Solutions, Inc. *	258,200	13,798,208

Home Improvement Retail - 2.0%
Home Depot, Inc.	242,000	9,718,720

Hypermarkets & Super Centers - 2.8%
Costco Wholesale Corporation	254,200	13,439,554

Industrial Conglomerates - 8.6%
General Electric Company	383,900	14,284,919
McDermott International, Inc. *	286,500	14,571,390
Tyco International, Ltd.	406,600	12,360,640

		41,216,949

Integrated Oil & Gas - 9.7%
Chevron Corporation	151,000	11,103,030
ConocoPhillips	92,500	6,655,375
Exxon Mobil Corporation	204,600	15,678,498
Sasol, Ltd. ADR	360,500	13,302,450

		46,739,353

Integrated Telecommunication Services - 1.0%
Windstream Corporation	331,932	4,720,073

IT Consulting & Other Services - 2.1%
Unisys Corporation *	1,273,500	9,984,240

Managed Health Care - 2.8%
WellPoint, Inc. *	171,500	13,495,335

Movies & Entertainment - 6.5%
News Corporation	488,800	10,499,424
Time Warner, Inc.	712,600	15,520,428
Viacom, Inc. (CI.B) *	122,100	5,009,763

		31,029,615

Multi-Line Insurance - 4.1%
American International Group, Inc.	272,600	19,534,516

Oil & Gas Drilling - 0.7%
Transocean, Inc. * (1)	39,100	3,162,799

Oil & Gas Equipment & Services - 1.5%
Halliburton Company	232,600	7,222,230

Oil & Gas Storage & Transportation - 2.3%
Williams Companies, Inc.	426,800	11,148,016

Other Diversified Financial Services - 5.3%
Citigroup, Inc.	266,300	14,832,910
JPMorgan Chase & Company	221,700	10,708,110

		25,541,020

Packaged Foods & Meats - 0.3%
Tyson Foods, Inc.	83,700	1,376,865

Property & Casually Insurance - 4.3%
Berkshire Hathaway, Inc. *	190	20,898,100

Railroads - 2.3%
Union Pacific Corporation	122,800	11,300,056

Specialty Chemicals - 1.8%
Rohm & Haas Company	172,200	8,802,864

Tobacco - 1.6%
Altria Group, Inc.	91,800	7,878,276

Wireless Telecommunication Services - 2.6%
Alltel Corporation	59,900	3,622,752

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series B (Large Cap Value Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Wireless Telecommunication Services (continued)
Sprint Nextel Corporation	466,600	$8,814,074

		12,436,826

TOTAL COMMON STOCK (Cost $366,787,659)		$468,566,119

	Principal Amount	Value
ASSET BACKED COMMERCIAL PAPER - 2.3%
Financial Companies - Diversified - 0.5%
Amsterdam Funding Corporation
5.28%, 1/4/2007	$1,000,000	999,562
5.28%, 1/10/2007	1,600,000	1,597,888

		2,597,450

Financial Companies - Miscellaneous Receivables - 0.9%
Fairway Finance Corporation
5.35%, 1/9/2007	1,608,000	1,606,088
Falcon Asset Securitization Corporation
5.27%, 1/8/2007	1,300,000	1,298,668
5.30%, 1/11/2007	1,500,000	1,497,791

		4,402,547

Financial Companies - Trade Receivables - 0.9%
Old Line Funding LLC
5.26%, 1/12/2007	1,400,000	1,397,750
5.28%, 1/16/2007	1,500,000	1,496,700
Sheffield Receivables Corporation
5.265%, 1/2/2007	1,500,000	1,499,781

		4,394,231

TOTAL ASSET BACKED COMMERCIAL PAPER (Cost $11,394,228)		$11,394,228

COMMERCIAL PAPER - 0.5%
Brokerage - 0.5%
Credit Suisse First Boston USA
5.28%, 1/3/2007	1,300,000	1,299,619
Goldman Sachs Group, Inc.
5.23%, 1/5/2007	1,000,000	999,419

		2,299,038

TOTAL COMMERCIAL PAPER (Cost $2,299,038)		$2,299,038

REPURCHASE AGREEMENT - 0.1%
United Missouri Bank, 4. 85%, dated 12-29-06, matures 01-02-07; repurchase amount of $502,271 (Collateralized by FHLMC, 5.00%, 10-15-36 & FMNA, 5.00%, 06-01-18 with a combined value of $512,039)	502,000	$502,000

TOTAL REPURCHASE AGREEMENT (Cost $502,000)		$502,000

Total Investments (SBL B Fund) (Cost $380,982,925) - 100.4%		$482,761,385
Liabilities in Excess of Other Assets - (0.4)%		(2,077,978)

TOTAL NET ASSETS - 100.0%		$480,683,407

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $381,029,891.

*	- Non-income producing security

1	- Security is segregated as collateral for open written options contracts.

Glossary:

ADR    - American Depositary Receipt

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series B

(Large Cap Value Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$482,761,385
Cash	471
Receivables:
Fund shares sold	940,605
Dividends	584,404
Prepaid expenses	10,064

Total assets	484,296,929

Liabilities:
Payable for:
Fund shares redeemed	442,154
Securities purchased	2,665,073
Written options, at value (premiums received $101,419)	122,210
Management fees	262,073
Directors’ fees	10,000
Custodian fees	2,625
Transfer agent/maintenance fees	2,083
Administration fees	38,453
Professional fees	35,837
Other	33,014

Total liabilities	3,613,522

Net Assets	$480,683,407

Net assets consist of:
Paid in capital	$602,529,743
Undistributed net investment income	3,504,848
Accumulated net realized loss on sale of investments and options written	(227,108,853)
Net unrealized appreciation in value of investments and options written	101,757,669

Net assets	$480,683,407

Capital shares authorized	unlimited
Capital shares outstanding	18,206,160
Net asset value per share (net assets divided by shares outstanding)	$26.40

[1]Investments, at cost	$380,982,925

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends	$6,404,311
Interest	569,285

Total investment income	6,973,596

Expenses:
Management fees	2,840,902
Administration fees	415,647
Custodian fees	22,097
Transfer agent/maintenance fees	25,234
Directors’ fees	20,120
Professional fees	45,859
Reports to shareholders	79,949
Other expenses	18,972

Total expenses	3,468,780
Less: Earnings credits applied	(32)

Net expenses	3,468,748

Net investment income	3,504,848

Net Realized and Unrealized Gain (Loss):
Net realized gain during the year on:
Investments	25,798,929
Options written	1,220,908

Net realized gain	27,019,837

Net unrealized appreciation (depreciation) during the year on:
Investments	57,175,374
Options written	(91,355)

Net unrealized appreciation	57,084,019

Net realized and unrealized gain	84,103,856

Net increase in net assets resulting from operations	$87,608,704

See accompanying notes.

Series B
Statement of Changes in Net Assets	(Large Cap Value Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$3,504,848	$3,971,506
Net realized gain during the year on investments and options written	27,019,837	48,032,291
Net unrealized appreciation (depreciation) during the year on investments and options written	57,084,019	(11,665,891)

Net increase in net assets resulting from operations	87,608,704	40,337,906

Capital share transactions:
Proceeds from sale of shares	88,964,012	39,815,974
Cost of shares redeemed	(106,581,077)	(98,954,660)

Net decrease from capital share transactions	(17,617,065)	(59,138,686)

Net increase (decrease) in net assets	69,991,639	(18,800,780)

Net assets:
Beginning of year	410,691,768	429,492,548

End of year	$480,683,407	$410,691,768

Undistributed net investment income at end of year	$3,504,848	$3,971,506

Capital Share Activity:
Shares sold	3,705,999	1,980,149
Shares redeemed	(4,475,464)	(4,944,509)

Total capital share activity	(769,465)	(2,964,360)

See accompanying notes.

Financial Highlights	Series B
Selected data for each share of capital stock outstanding throughout each year	(Large Cap Value Series	)

	2006	2005[d]	2004	2003	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$21.64	$19.58	$17.68	$13.84	$18.59

Income (loss) from investment operations:
Net investment income	0.20	0.24	0.21	0.14	0.13
Net gain (loss) on securities (realized and unrealized)	4.56	1.82	1.70	3.84	(4.58)

Total from investment operations	4.76	2.06	1.91	3.98	(4.45)

Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.14)	(0.30)

Total distributions	—	—	(0.01)	(0.14)	(0.30)

Net asset value, end of period	$26.40	$21.64	$19.58	$17.68	$13.84

Total Return[a]	22.00%	10.52%	10.82%	28.81%	(24.14%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$480,683	$410,692	$429,493	$434,575	$370,746

Ratios to average net assets:
Net investment income	0.80%	0.98%	1.09%	0.93%	0.74%
Total expenses[b]	0.79%	0.84%	0.92%	0.89%	0.91%
Net expenses[c]	0.79%	0.84%	0.87%	0.83%	0.82%

Portfolio turnover rate	20%	99%	73%	60%	68%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[d]	SMC became the advisor of Series B effective June 30, 2005. Prior to June 30, 2005, SMC paid Dreyfus Corporation for sub-advisory services.

See accompanying notes.

Series C
Manager’s Commentary	(Money Market Series)
February 15, 2007	(unaudited)

Advisor, Security Management Company, LLC

Christi Fletcher

Portfolio Manager

To Our Shareholders:

The first half of 2006 proved to be comparable to 2005. The Federal Reserve Board’s campaign to increase interest rates resulted in four rate increases during the Series’ fiscal year ending at 5.25%. The yield of the Series C of the SBL Fund—Money Market Series rose accordingly, returning 4.43% for the year ended December 31, 2006, which exceeded the benchmark I-Money Net Retail Tier 1 of 4.30% for the same period.

Aside from the increases in short-term interest rates, the continued threat of higher inflation and a flat yield curve the past year proved positive for credit issuers. Companies continued to display solid balance sheet fundamentals, strong cash flows and good profit growth. In addition, the trend continues as firms utilize the excess cash flows for increasing dividends or share repurchases (shareholder friendly), rather than bolstering credit quality.

Characteristics of Portfolio Assets

At December 31, 2006, the average maturity of Series C was 51 days, which was a couple of days longer than the benchmark. This strategy positioned the Series to take advantage of longer dated securities, as the threat of decreasing rates loomed.

The yield curve for money market instruments went from upward trending during the first half of 2006 to relatively flat in the second half. This made for interesting challenges for additional yield along the maturity spectrum and among various types of money market instruments. The majority of the Series assets lie in the corporate debt sector via commercial paper, floating rate securities and Yankee CD’s, due to the strong balance sheet fundamentals of credit and because it represented good value against other sectors. At year end, approximately 52% of the Series was made up of Commercial Paper, 30% in Floating Rate securities (which includes Corporate and U.S. Government-Backed), 7% in U.S. Government/Agency obligations, 7% in Yankee CD’s, 3% in funding agreements, and 1% Mortgage-related products.

Outlook for 2007

In 2006, the economy continued to grow but with strong head winds from the long anticipated correction in the housing market, the Federal Reserve rate increases that started to take effect, and commodity prices yet again hitting all time highs. Looking forward to 2007, the economy will continue to grow but at a slower pace versus recent years. We expect short-term rates to remain at 5.25% for most of 2007. We believe the approach the Federal Reserve will take is one of a wait-and-see attitude. We are not anticipating a cut in short-term rates but have not factored in an increase either, unless we see an increase in inflation. At this point, there is limited evidence of either situation unfolding during 2007.

With a stable U.S. economy predicted in 2007, as fundamentals in the corporate sector remain solid and companies continue to generate strong cash flows and earnings growth, the Series will continue to be invested heavily in the corporate debt sectors within the money market arena.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in Series C. We appreciate the confidence that you have placed in us and remain focused on achieving the Series’ investment goals.

Sincerely,

Christina Fletcher Portfolio Manager

Series C
Manager’s Commentary	(Money Market Series	)
December 31, 2006	(unaudited	)

PERFORMANCE

Portfolio Composition by Quality Ratings (Based on Standard and Poor’s Ratings)

Tier 1 investments	106.78%
Repurchase Agreement	0.24
Liabilities, less cash & other assets	(7.02)
Total net assets	100.00%

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	10 Years
Series C	4.43%	1.91%	3.41%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

See accompanying notes.

Series C
Manager’s Commentary	(Money Market Series	)
December 31, 2006	(unaudited	)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series C (Money Market Series)
Actual	$1,000.00	$1,024.10	$3.47
Hypothetical	1,000.00	1,021.78	3.47

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 2.41%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.68%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series C
December 31, 2006	(Money Market Series	)

	Principal Amount	Value
CERTIFICATE OF DEPOSIT - 8.1%
Bank of Ireland
5.32%, 2/08/2007	$3,000,000	$2,999,898
Barclay’s Bank pic NY
5.31%, 4/02/2007 (1)	3,000,000	3,000,000
BNP Paribas NY Branch
5.33%, 3/16/2007	2,000,000	1,999,889

TOTAL CERTIFICATE OF DEPOSIT (Cost $8,000,000)		$7,999,787

CORPORATE BOND - 30.8%
Automotive - 6.1%
American Honda Finance Corporation
5.476%, 2/12/2007 (2)(3)(4)(5)	$1,550,000	1,550,970
Toyota Motor Credit Corporation
5.21%, 1/02/2007 (2)(3)	2,000,000	2,000,040
5.265%, 1/02/2007 (2)(3)	2,500,000	2,501,173

		6,052,183

Brokerage - 12.5%
Bear Stearns Companies, Inc.
5.534%, 1/16/2007 (2)(3)	1,300,000	1,300,083
Goldman Sachs Group, Inc.
5.476%, 2/12/2007 (2)(3)	1,100,000	1,100,495
5.50%, 1/02/2007 (2)(3)	2,000,000	2,001,896
Lehman Brothers Holdings, Inc.
5.35%, 1/02/2007 (2)(3)	1,000,000	1,000,599
5.494%, 1/22/2007 (2)(3)	2,000,000	2,001,306
Merrill Lynch & Company, Inc.
5.30%, 1/03/2007 (2)(3)	1,000,000	1,000,189
5.505%, 1/26/2007 (2)(3)	2,385,000	2,385,267
Morgan Stanley
5.50%, 2/15/2007 (2)(3)	1,600,000	1,600,285

		12,390,120

Financial Companies - Captive - 7.7%
Caterpillar Financial Services Corporate
5.39%, 1/29/2007 (2)(3)	2,000,000	2,000,918
General Electric Capital Corporation
5.375%, 3/15/2007	1,000,000	1,000,117
HSBC Finance Corporation
5.41%, 2/28/2007 (2)(3)	3,000,000	3,000,519
5.525%, 2/09/2007 (2)(3)	1,550,000	1,550,313

		7,551,867

Financial Companies - Noncaptive Consumer - 2.5%
SLM Corporation
5.50%, 1/25/2007 (2)(3)	2,500,000	2,500,273

Non U.S. Banking - 2.0%
Royal Bank of Scotland pic
5.364%, 3/30/2007 (2)(3)(4)	2,000,000	2,000,586

TOTAL CORPORATE BOND (Cost $30,491,715)		$30,495,029

MISCELLANEOUS ASSET - 3.0%
Life Insurance - 3.0%
United of Omaha Life Insurance Company
5.40%, 1/01/2007 (2)	3,000,000	3,000,000

TOTAL MISCELLANEOUS ASSET (Cost $3,000,000)		$3,000,000

MORTGAGE BACKED SECURITIES -1.5%
Other Non-Agency - 1.5%
Pass-Thru’s - 1.5%
Small Business Administration Pools
#503295, 5.75% -
1/01/2007 (2)(3)	131,048	131,769
#503303, 5.75% -
1/01/2007 (2)(3)	207,296	208,436
#503308, 5.75% -
1/01/2007 (2)(3)	148,783	148,783
#503459, 5.75% -
1/01/2007 (2)(3)	78,808	78,512
#503176, 5.87%-
1/01/2007 (2)(3)	25,335	25,462
#503343, 5.87% -
1/01/2007 (2)(3)	237,983	237,983
#503347, 5.87% -
1/01/2007 (2)(3)	416,797	416,797
#502353, 6.00% -
1/01/2007 (2)(3)	40,409	40,409
#502163,6.25% -
1/01/2007 (2)(3)	209,503	209,503

		1,497,654

TOTAL MORTGAGE BACKED SECURITIES (Cost $1,496,004)		$1,497,654

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 7.6%
Federal Home Loan Bank
5.35% -11/21/2007	2,000,000	1,998,944
5.40% - 9/12/2007	2,000,000	1,999,638
5.50% -10/02/2007	2,000,000	2,000,000
Federal Home Loan Mortgage Corporate
4.85% - 2/27/2007	1,500,000	1,499,386

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $7,499,862)		$7,497,968

ASSET BACKED COMMERCIAL PAPER - 33.0%
Financial Companies - Diversified - 8.3%
Amstel Funding Corporation
5.27%, 1/18/2007	1,900,000	1,895,272
Amsterdam Funding Corporation
5.28%, 1/4/2007	1,500,000	1,499,340
5.25%, 1/5/2007	1,700,000	1,699,248
Govco, Inc.
5.25%, 1/22/2007	2,000,000	1,994,064
5.23%, 3/7/2007	1,100,000	1,089,661

		8,177,585

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series C (Money Market Series)
December 31, 2006 - continued

	Principal Amount	Value
ASSET BACKED COMMERCIAL PAPER (continued)
Financial Companies - Miscellaneous
Receivables - 8.8%
Fairway Finance Corporation
5.28%, 1/3/2007	$1,500,000	$1,499,557
5.30%, 1/12/2007	1,500,000	1,497,584
Falcon Asset Securitization Corporation
5.25%, 1/30/2007	1,500,000	1,493,656
5.30%, 2/6/2007	1,000,000	994,700
5.27%, 2/12/2007	1,300,000	1,292,007
Jupiter Securitization Corporation
5.27%, 2/5/2007	2,000,000	1,989,753

		8,767,257

Financial Companies - Securities - 3.9%
Galaxy Funding, Inc.
5.275%, 1/10/2007	1,900,000	1,897,494
5.255%, 1/29/2007	2,000,000	1,992,020

		3,889,514

Financial Companies - Trade & Term Receivables - 3.5%
Eureka Securitization
5.264%, 1/8/2007	700,000	699,375
5.27%, 1/8/2007	1,500,000	1,498,463
5.26%, 1/11/2007	1,300,000	1,298,258

		3,496,096

Financial Companies - Trade Receivables - 8.5%
Old Line Funding LLC
5.27%, 1/3/2007	1,400,000	1,399,590
5.26%, 1/4/2007	1,300,000	1,299,430
5.26%, 1/19/2007	1,400,000	1,396,318
Sheffield Receivables Corporation
5.265%, 1/2/2007	2,000,000	1,999,708
5.27%, 1/5/2007	1,300,000	1,299,239
5.27%, 1/9/2007	1,000,000	998,829

		8,393,114

TOTAL ASSET BACKED COMMERCIAL PAPER (Cost $32,722,646)		$32,723,566

COMMERCIAL PAPER - 22.8%
Banking - 1.1%
UBS Finance (DE) LLC
5.27%, 3/8/2007 (1)	1,100,000	1,089,050

Brokerage - 6.0%
Goldman Sachs Group, Inc.
5.29%, 2/1/2007	1,100,000	1,094,989
ING (US) Funding LLC
5.24%, 1/24/2007	1,600,000	1,594,858
5.28%, 2/20/2007	1,000,000	992,667
Morgan Stanley
5.20%, 5/21/2007	2,300,000	2,253,546

		5,936,060

Financial - Other - 4.0%
Bank of America
5.17%, 4/4/2007	3,000,000	2,959,750
Countrywide Financial Corporation
5.42%, 1/2/2007	1,000,000	999,849

		3,959,599

Financial Companies - Trade & Term
Receivables - 2.3%
Countrywide Financial Corporation
5.27%, 2/2/2007	2,234,000	2,223,535

Non U.S. Banking - 9.4%
Danske Corporation
5.30%, 1/30/2007	1,100,000	1,095,304
Societe Generale
5.23%, 3/5/2007	1,100,000	1,090,075
5.26%, 3/12/2007	1,600,000	1,583,949
5.22%, 3/29/2007	1,100,000	1,086,275
Westpac Banking Corporation
5.26%, 1/3/2007	1,400,000	1,399,591
5.30%, 2/5/2007	1,700,000	1,691,240
5.27%, 2/16/2007	1,400,000	1,390,573

		9,337,007

TOTAL COMMERCIAL PAPER (Cost $22,544,877)		$22,545,251

REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 4.85%, dated 12-29-06, matures 01-02-07; repurchase amount $236,127 (Collateralized by FHLMC, 5.00%, 08-15-35 with a value of $241,694)	$236,000	$236,000

TOTAL REPURCHASE AGREEMENT (Cost $236,000)		$236,000

Total Investments (SBL C Fund) (Cost $105,991,104) - 107.0%		$105,995,255
Liabilities in Excess of Other Assets - (7.0)%		(6,950,983)

TOTAL NET ASSETS - 100.0%		$99,044,272

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $105,991,104.

1	- Security is fair valued by the Board of Directors. See Notes to financial statements.

2	- Maturity date indicated is next interest reset date.

3	- Variable rate security. Rate indicated is rate effective at December 31, 2006.

4	- Security was acquired through a private placement.

5	- Security is a 144A security, which places restrictions on resale. See Notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series C (Money Market Series)
December 31, 2006 - continued

Glossary:

plc  -Public Limited Company

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series C

(Money Market Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$105,995,255
Cash	27,464
Receivables:
Fund shares sold	737,267
Securities sold	7,292
Interest	424,664
Prepaid expenses	2,513

Total assets	107,194,455

Liabilities:
Payable for:
Fund shares redeemed	3,053,248
Securities purchased	5,023,831
Management fees	41,650
Custodian fees	3,021
Transfer agent/maintenance fees	2,084
Administration fees	8,889
Professional fees	9,834
Directors’ fees	2,000
Other fees	5,626

Total liabilities	8,150,183

Net Assets	$99,044,272

Net assets consist of:
Paid in capital	$94,863,364
Undistributed net investment income	4,176,757
Net unrealized appreciation in value of investments	4,151

Net assets	$99,044,272

Capital shares authorized	unlimited
Capital shares outstanding	7,778,335
Net asset value per share (net assets divided by shares outstanding)	$12.73

[1]Investments, at cost	$105,991,104

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Interest	$4,819,560

Total investment income	4,819,560

Expenses:
Management fees	470,472
Custodian fees	16,944
Transfer agent/maintenance fees	25,277
Administration fees	92,803
Directors’ fees	4,321
Professional fees	15,113
Reports to shareholders	14,239
Other expenses	3,644

Total expenses	642,813
Less: Earnings credits applied	(10)

Net expenses	642,803

Net investment income	4,176,757

Net Unrealized Gain:
Net unrealized appreciation during the year on:
Investments	17,627

Net increase in net assets resulting from operations	$4,194,384

See accompanying notes.

Series C
Statement of Changes in Net Assets	(Money Market Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$4,176,757	$2,001,810
Net unrealized appreciation (depreciation) during the year on investments	17,627	(2,778)

Net increase in net assets resulting from operations	4,194,384	1,999,032

Capital share transactions:
Proceeds from sale of shares	290,303,698	201,348,365
Cost of shares redeemed	(267,108,743)	(197,776,333)

Net increase from capital share transactions	23,194,955	3,572,032

Net increase in net assets	27,389,339	5,571,064

Net assets:
Beginning of year	71,654,933	66,083,869

End of year	$99,044,272	$71,654,933

Undistributed net investment income at end of year	$4,176,757	$2,001,810

Capital Share Activity:
Shares sold	23,327,782	16,766,162
Shares redeemed	(21,430,027)	(16,450,894)

Total capital share activity	1,897,755	315,268

See accompanying notes.

Financial Highlights	Series C
Selected data for each share of capital stock outstanding throughout each year	(Money Market Series)

	2006	2005	2004	2003	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$12.19	$11.87	$11.79	$11.82	$12.20

Income (loss) from investment operations:
Net investment income	0.45	0.33	0.11	0.09	0.16
Net gain (loss) on securities (realized and unrealized)	0.09	(0.01)	(0.02)	(0.02)	(0.02)

Total from investment operations	0.54	0.32	0.09	0.07	0.14

Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.10)	(0.52)

Total distributions	—	—	(0.01)	(0.10)	(0.52)

Net asset value, end of period	$12.73	$12.19	$11.87	$11.79	$11.82

Total Return[a]	4.43%	2.70%	0.72%	0.55%	1.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,044	$71,655	$66,084	$86,458	$117,297

Ratios to average net assets:
Net investment income	4.43%	2.63%	0.70%	0.63%	1.26%
Total expenses[b]	0.68%	0.69%	0.65%	0.59%	0.58%
Net expenses[c]	0.68%	0.69%	0.65%	0.59%	0.58%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

See accompanying notes.

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Series D
Manager’s Commentary	(Global Series)
February 15, 2007	(unaudited)

Subadvisor, OppenheimerFunds, Inc.

Rajeev Bhaman

Portfolio Manager

To Our Shareholders

Series D of the SBL Fund - Global Series returned 17.34% under-performing the benchmark, Morgan Stanley Capital International, Inc. (MSCI) World Index return of 20.07% for the year ended December 31, 2006. Our investment philosophy is based on the idea that earnings growth drives stock prices and that we are most likely to identify long-term earnings growth opportunities by examining trends that provide tailwinds for growth in the coming decade. We are very interested in attributes of industries and companies within those industries that are likely to be beneficiaries of these long-term trends. Ideally, we like to buy these businesses at a bargain price, that is, a price where we have the opportunity to double our investment in three to five years. This rarely happens except when there is a perception that something has gone wrong with an excellent business. If we can determine that the difficulty is temporary rather than permanent, then we consider it to be a good investment.

We had notable successes with a number of our larger holdings, such as Infosys Technologies Ltd., Reckitt Benckiser plc and H&M Hennes & Mauritz AB. However, there were significant underperformers, most notably eBay, Inc., Advanced Micro Devices, Inc. and Boston Scientific Corporation.

Additionally there were other disappointments, including a significant market slowdown in the demand for implantable cardiac defibrillators as well as a deceleration in the growth rate of knee and hip replacements, both of which impacted our holdings. We remain confident that the long-term opportunity for all of the segments that faced setbacks in the past year remains excellent and that our original thesis will come to pass.

Our investments in software companies, Intuit, Inc. and Adobe Systems, Inc., continue to remain positive, as the companies remain innovative with new products that not only impress their existing customer bases but achieve broader appeal. Our investments in Inditex S.A., the owner of Zara stores, and Tesco plc, the UK’s leading grocery chain, have been worthwhile as they continue to grow rapidly worldwide, leveraging their scale and supply chain to achieve high economic returns. Our investments in television companies, Zee Telefilms Ltd. in India, and Grupo Televisa SA in Mexico, contributed positively to the Series’ performance as they continue to retain high market shares in their respective markets and as the appeal of their programming grows worldwide.

We are finding excellent opportunities across a variety of areas particularly in technology. It should be noted that our investment philosophy is based on returns over a three to five year period rather than the next quarter or two. We continue to favor a number of our existing holdings, such as L.M. Ericsson and Juniper Networks, Inc. Additional investments may be made as the opportunity for communication network build-outs remains robust. Additionally, we are finding quality investment opportunities in the areas of analog and mixed signal semiconductors.

Companies such as Maxim Integrated Products, Inc. and Linear Technology Corporation. continue to see high margin profitable growth and are now available at a fraction of their valuations of only a few years ago. Leading companies in the Programmable Logic Devices arena such as Altera Corporation. and Xilinx, Inc., we believe, also provide significant investment upside. We have also invested significantly in companies such as Carnival Corporation. which operates the Carnival Cruise Lines, and the car manufacturer Bayerische Motoren Werke AG (BMW), which we feel has solid franchises. Both are available at bargain prices. Automatic Data Processing, Inc., the leading payroll processor in the world, is another investment we highly favor. Its business opportunities expand as more companies look to outsource more of their non-core activities to high-quality, lower cost providers. As global growth continues to be positive and interest rates remain relatively low, we remain optimistic about markets generally. As such, we expect to continue to see productive opportunities for investment. We remain focused on our long-term investment philosophy that looks for “good companies in good businesses at good prices.”

In closing, please remember that investing in foreign markets entails additional risks, including the risks associated with currency fluctuations and political uncertainties, as described in the prospectus.

Sincerely,

Rajeev Bhaman Portfolio Manager

Series D
Manager’s Commentary	(Global Series)
December 31, 2006	(unaudited)

PERFORMANCE

Series D vs. MSCI World Index

$10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 1996 and reflects the fees and expenses of Series D. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

Portfolio Composition by Sector

Consumer Discretionary	20.77%
Consumer Staples	8.25
Energy	6.16
Financials	15.43
Health Care	10.99
Industrials	9.37
Information Technology	23.62
Materials	0.42
Telecommunication Services	3.86
Utilities	0.62
Cash & other assets, less liabilities	0.51
Total net assets	100.00%

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	10 Years
Series D	17.34%	11.90%	12.09%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

See accompanying notes.

Series D
Manager’s Commentary	(Global Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series D (Global Series)
Actual	$1,000.00	$1,132.40	$6.72
Hypothetical	1,000.00	1,018.90	6.36

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 13.24%.

[2]

Expenses are equal to the Series annualized expense ratio of 1.25%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series D (Global Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 98.8%
Bermuda - 0.3%
Everest Re Group, Ltd.	16,400	$1,609,004

Brazil - 1.5%
Companhia de Bebidas das Americas ADR	72,756	3,550,493
Empresa Brasileira de Aeronautica S.A. ADR	124,326	5,148,340

		8,698,833

Canada - 1.6%
Husky Energy, Inc.	94,000	6,290,311
Manulife Financial Corporation	86,766	2,927,664

		9,217,975

Cayman Islands - 3.1%
ACE, Ltd.	59,999	3,634,139
GlobalSantaFe Corporation	84,700	4,978,666
Transocean, Inc. *	78,600	6,357,954
XL Capital, Ltd.	39,800	2,866,396

		17,837,155

Denmark - 0.3%
Novo-Nordisk A/S (CI.B)	21,600	1,799,203

Finland - 0.7%
Fortum Oyj	125,300	3,566,059
Neste Oil Oyj	15,975	485,650

		4,051,709

France - 5.5%
Arkema *	20,137	1,034,827
LVMH Moet Hennessy Louis Vuitton S.A.	68,300	7,208,217
NicOx S.A. *	25,810	778,167
Sanofi-Aventis	95,340	8,803,423
Societe Generale	30,275	5,139,417
Technip S.A.	90,310	6,199,089
Total S.A.	34,432	2,483,940

		31,647,080

Germany - 4.9%
Allianz AG	35,357	7,223,087
Bayerische Motoren Werke (BMW) AG *	94,810	5,445,427
SAP AG	118,648	6,305,549
Siemens AG	92,992	9,223,706

		28,197,769

Hong Kong - 0.4%
Hutchison Whampoa, Ltd.	212,918	2,163,862

India - 3.1%
Hindustan Lever, Ltd.	608,300	2,979,507
ICICI Bank, Ltd. ADR	35,950	1,500,553
Infosys Technologies, Ltd.	145,765	7,396,385
Zee Entertainment Enterprises, Ltd. (1)	642,400	5,591,492

		17,467,937

Italy - 0.5%
Bulgari SpA	199,500	2,831,001

Japan - 10.6%
Canon, Inc.	41,100	2,313,937
Chugai Pharmaceutical Company, Ltd.	98,800	2,038,183
Credit Saison Company, Ltd.	104,600	3,603,714
Fanuc, Ltd.	16,200	1,595,429
Hoya Corporation	94,600	3,688,450
KDDI Corporation	817	5,540,263
Keyence Corporation	12,600	3,122,340
Kyocera Corporation	31,000	2,922,734
Murata Manufacturing Company, Ltd.	77,400	5,235,662
Nidec Corporation	21,400	1,654,384
Nintendo Company, Ltd.	12,800	3,323,558
Resona Holdings, Inc.	795	2,171,127
Secom Company, Ltd.	45,000	2,333,095
Sega Sammy Holdings, Inc.	34,700	935,986
Seven & I Holdings Company, Ltd.	45,375	1,410,760
Shionogi & Company, Ltd.	149,000	2,929,793
Sony Corporation	154,100	6,604,008
Square Enix Company, Ltd.	83,400	2,186,530
Sumitomo Mitsui Financial Group, Inc.	116	1,189,194
Toyota Motor Corporation	86,800	5,805,874

		60,605,021

Mexico - 2.5%
Fomento Economico Mexicano, S.A. de C.V. *	372,300	4,319,693
Grupo Modelo, S.A. de C.V. (CI.C)	514,300	2,846,776
Grupo Televisa S.A. ADR	251,432	6,791,178

		13,957,647

Netherlands - 2.3%
European Aeronautic Defence and Space Company N.V.	186,080	6,411,046
Koninklijke (Royal) Philips Electronics N.V.	177,900	6,709,264

		13,120,310

Norway - 0.4%
Tandberg ASA	165,500	2,495,188

Panama - 1.3%
Carnival Corporation	149,000	7,308,450

Republic of Korea - 2.0%
Hyundai Heavy Industries Company, Ltd. *	13,810	1,873,046

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series D (Global Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Republic of Korea (continued)
Samsung Electronics Company, Ltd.*	5,821	$3,840,983
SK Telecom Company, Ltd. ADR	203,980	5,401,391

		11,115,420

Singapore - 0.2%
Singapore Press Holdings, Ltd.	467,466	1,304,613

Spain - 1.0%
Industria de Diseno Textil S.A.	100,100	5,392,490

Sweden - 6.4%
Hennes & Mauritz AB (CI.B)	221,900	11,213,946
lnvestor AB (CI.B) (2)	143,293	3,516,084
Telefonaktiebolaget LM Ericsson (CI.B)	5,441,000	21,973,483

		36,703,513

Switzerland - 3.4%
Credit Suisse Group	111,974	7,834,045
Novartis AG	52,111	3,004,348
Roche Holding AG	40,237	7,215,252
Syngenta AG	7,282	1,354,804

		19,408,449

Taiwan - 1.5%
Benq Corporation	1,782,000	954,228
MediaTek, Inc.	394,200	4,076,575
Taiwan Semiconductor Manufacturing Company, Ltd. ADR	332,047	3,629,274

		8,660,077

United Kingdom - 12.7%
3i Group plc (2)	74,126	1,464,665
BP plc ADR	66,075	4,433,633
Burberry Group plc	201,264	2,548,070
CadburySchweppes plc	558,965	5,982,069
Diageo plc	164,364	3,226,768
Experian Group, Ltd. *	100,232	1,175,736
Home Retail Group	89,232	714,695
HSBC Holdings plc	309,619	5,676,262
Pearson plc	162,540	2,454,095
Prudential plc	392,576	5,377,595
Reckitt Benckiser plc	182,633	8,351,083
Royal Bank of Scotland Group plc	240,400	9,387,205
Smith & Nephew plc	289,023	3,016,729
Tesco plc	592,005	4,692,334
Vodafone Group plc	4,000,277	11,084,680
WPP Group plc	208,300	2,818,668

		72,404,287

United States - 32.6%
3M Company	69,700	5,431,721
Adobe Systems, Inc. *	177,300	7,290,576
Advanced Micro Devices, Inc. *	309,700	6,302,395
Affymetrix, Inc. *	50,100	1,155,306
Altera Corporation *	179,600	3,534,528
Amgen, Inc. *	38,900	2,657,259
Atherogenics, Inc. *	118,200	1,171,362
Automatic Data Processing, Inc.	134,600	6,629,050
Avis Budget Group, Inc.	20,500	444,645
Avon Products, Inc.	77,500	2,560,600
Berkshire Hathaway, Inc. (CI.B) *	940	3,446,040
Biomet, Inc.	85,900	3,545,093
Boeing Company	43,300	3,846,772
Boston Scientific Corporation *	221,247	3,801,023
Chevron Corporation	53,454	3,930,473
Cisco Systems, Inc. *	95,400	2,607,282
Coach, Inc. *	76,400	3,282,144
Colgate-Palmolive Company	52,800	3,444,672
Corning, Inc. *	263,100	4,922,601
Cree, Inc. *	88,800	1,538,016
eBay, Inc. *	275,800	8,293,306
Emerson Electric Company	129,300	5,698,251
Express Scripts, Inc. *	28,000	2,004,800
Genentech, Inc. *	28,800	2,336,544
Getty Images, Inc. *	35,500	1,520,110
Gilead Sciences, Inc. *	65,900	4,278,887
International Game Technology	79,300	3,663,660
International Rectifier Corporation *	54,600	2,103,738
Intuit, Inc. *	145,100	4,427,001
Johnson & Johnson	21,800	1,439,236
JPMorgan Chase & Company	58,792	2,839,654
Juniper Networks, Inc. *	276,100	5,229,334
Linear Technology Corporation	55,100	1,670,632
Lockheed Martin Corporation	34,700	3,194,829
Maxim Integrated Products, Inc.	127,000	3,888,740
McDonald’s Corporation	83,500	3,701,555
Medtronic, Inc.	39,700	2,124,347
Microsoft Corporation	346,200	10,337,532
Morgan Stanley	76,900	6,261,967
Nektar Therapeutics *	42,668	648,980
Northern Trust Corporation	90,200	5,474,238
Northrop Grumman Corporation	38,600	2,613,220
Nuvelo, Inc. *	29,800	119,200
Qualcomm, Inc.	7,640	288,716
Quest Diagnostics, Inc.	44,500	2,358,500
Raytheon Company	63,800	3,368,640
Realogy Corporation *	54,550	1,653,956
Regeneron Pharmaceuticals, Inc. *	27,100	543,897
Sirius Satellite Radio, Inc. *	1,083,900	3,837,006
Theravance, Inc. *	42,000	1,297,380
Tiffany & Company	116,800	4,583,232
Wal-Mart Stores, Inc.	112,300	5,186,014

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series D (Global Series)
December 31, 2006 – continued

	Shares	Value
COMMON STOCK (continued)
United States (continued)
Walt Disney Company	115,800	$3,968,466
Xilinx, Inc.	120,000	2,857,200
Yahoo!, Inc. *	38,600	985,844

		186,340,170

TOTAL COMMON STOCK (Cost $390,132,725)		$564,337,163

PREFERRED STOCK - 0.7%
Germany - 0.7%
Porsche AG	2,971	3,780,902

TOTAL PREFERRED STOCK (Cost $823,264)		$3,780,902

Total Investments (SBL D Fund) (Cost $390,955,989) - 99.5%		$568,118,065
Other Assets in Excess of Liabilities - 0.5%		2,887,537

TOTAL NET ASSETS - 100.0%		$571,005,602

INVESTMENT CONCENTRATION

At December 31, 2006, the investment diversification of the fund was as follows:

Industry	%of Net Assets	Value
Communications Equipment	6.4%	$37,516,604
Semiconductors	5.9	33,442,081
Pharmaceuticals	5.1	28,400,801
Aerospace & Defense	4.3	24,582,846
Diversified Banks	4.0	22,892,631
Wireless Telecommunication Services	3.9	22,026,333
Application Software	3.2	18,023,126
Integrated Oil & Gas	3.0	17,138,357
Industrial Conglomerates	2.9	16,819,289
Electronic Equipment Manufacturers	2.9	16,623,570
Apparel Retail	3.0	16,606,436
Broadcasting & Cable TV	2.9	16,219,676
Apparel, Accessories & Luxury Goods	2.9	15,869,432
Automobile Manufacturers	2.6	15,032,203
Household Products	2.6	14,775,262
Consumer Electronics	2.3	13,313,272
Health Care Equipment	2.2	12,487,193
Biotechnology	2.0	12,011,334
Oil & Gas Drilling	2.0	11,336,620
Systems Software	1.8	10,337,532
Property & Casualty Insurance	1.7	9,946,575
Internet Software & Services	1.6	9,279,150
Life & Health Insurance	1.4	8,305,260
Diversified Capital Markets	1.4	7,834,045
IT Consulting & Other Services	1.3	7,396,385
Hotels, Resorts & Cruise Lines	1.3	7,308,450
Multi-Line Insurance	1.3	7,223,087
Asset Management & Custody Banks	1.2	6,938,903
Data Processing & Outsourced Services	1.2	6,629,050
Brewers	1.1	6,397,269
Investment Banking & Brokerage	1.1	6,261,967
Oil & Gas Equipment & Services	1.1	6,199,089
Food Retail	1.0	6,103,094
Packaged Foods & Meats	1.0	5,982,069
Electrical Components & Equipment	1.0	5,698,251
Home Entertainment Software	1.0	5,510,088
Publishing	0.9	5,278,817
Hypermarkets & Super Centers	0.9	5,186,014
Specialty Stores	0.8	4,583,232
Health Care Services	0.8	4,363,300
Soft Drinks	0.8	4,319,693
Movies & Entertainment	0.7	3,968,466
Diversified Commercial & Professional Services	0.7	3,953,476
Restaurants	0.6	3,701,555
Casinos & Gaming	0.6	3,663,660
Consumer Finance	0.6	3,603,714
Electric Utilities	0.6	3,566,059
Multi-Sector Holdings	0.6	3,516,084
Distillers & Vintners	0.6	3,226,768
Other Diversified Financial Services	0.5	2,839,654
Advertising	0.5	2,818,668
Personal Products	0.4	2,560,600
Office Electronics	0.4	2,313,937
Regional Banks	0.4	2,171,127
Construction & Farm Machinery & Heavy Trucks	0.3	1,873,046
Life Sciences Tools & Services	0.3	1,804,286
Real Estate Management & Development	0.3	1,653,956
Reinsurance	0.3	1,609,004
Industrial Machinery	0.3	1,595,429
Fertilizers & Agricultural Chemicals	0.2	1,354,804
Commodity Chemicals	0.2	1,034,827
Computer Storage & Peripherals	0.2	954,228
Leisure Products	0.2	935,986
Catalog Retail	0.1	714,695
Oil & Gas Refining & Marketing	0.1	485,650

Total Investments	99.5	568,118,065
Other Assets and Liabilities, Net	0.5	2,887,537

Net Assets	100%	$571,005,602

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $394,187,632.

*	- Non-income producing security

1	- Security is fair valued by the Board of Directors. See Notes to financial statements.

2	- Security is a PFIC (Passive Foreign Investment Company)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series D (Global Series)
December 31, 2006 - continued

Glossary:

ADR	- American Depositary Receipt

plc	- Public Limited Company

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series D

(Global Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$568,118,065
Cash denominated in a foreign currency, at value[2]	4,163,115
Receivables:
Fund shares sold	344,104
Securities sold	1,855,583
Dividends	528,500
Foreign taxes recoverable	115,212
Prepaid expenses	12,838

Total assets	575,137,417

Liabilities:
Cash Overdraft	2,912,530
Payable for:
Fund shares redeemed	556,197
Management fees	487,094
Custodian fees	3,209
Transfer agent/maintenance fees	2,083
Administration fees	76,664
Professional fees	57,896
Directors’ fees	9,250
Other fees	26,892

Total liabilities	4,131,815

Net Assets	$571,005,602

Net assets consist of:
Paid in capital	$348,318,376
Undistributed net investment income	709,006
Undistributed net realized gain on sale of investments, options purchased and foreign currency transactions	44,780,149
Net unrealized appreciation in value of investments and translation of assets and liabilities in foreign currency	177,198,071

Net assets	$571,005,602

Capital shares authorized	unlimited
Capital shares outstanding	51,752,419
Net asset value per share (net assets divided by shares outstanding)	$11.03

[1]Investments, at cost	$390,955,989
[2]Cash denominated in a foreign currency,at cost	4,137,401

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign withholding tax of $689,997)	$8,369,156
Interest	123,121

Total investment income	8,492,277

Expenses:
Management fees	5,452,108
Custodian fees	231,402
Transfer agent/maintenance fees	25,252
Administration fees	830,629
Directors’ fees	24,231
Professional fees	87,133
Reports to shareholders	83,785
Other expenses	32,245

Total expenses	6,766,785

Less: Earnings credits applied	(5,053)

Net expenses	6,761,732

Net investment income	1,730,545

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	45,732,544
Options purchased	10,370
Foreign currency transactions	(74,126)

Net realized gain	45,668,788

Net unrealized appreciation during the year on:
Investments	39,176,497
Translation of assets and liabilities in foreign currencies	42,248

Net unrealized appreciation	39,218,745

Net realized and unrealized gain	84,887,533

Net increase in net assets resulting from operations	$86,618,078

See accompanying notes.

Statement of Changes in Net Assets	Series D
(Global Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase in net assets from operations:
Net investment income	$1,730,545	$1,399,179
Net realized gain during the year on investments, options purchased and foreign currency transactions	45,668,788	47,319,645
Net unrealized appreciation during the year on investments and translation of assets and liabilities in foreign currencies	39,218,745	12,433,781

Net increase in net assets resulting from operations	86,618,078	61,152,605

Capital share transactions:
Proceeds from sale of shares	160,312,177	116,417,418
Cost of shares redeemed	(192,137,583)	(127,933,968)

Net decrease from capital share transactions	(31,825,406)	(11,516,550)

Net increase (decrease) in net assets	54,792,672	49,636,055

Net assets:
Beginning of year	516,212,930	466,576,875

End of year	$571,005,602	$516,212,930

Undistributed net investment income at end of year	$709,006	$269,487

Capital Share Activity:
Shares sold	16,063,388	13,632,840
Shares redeemed	(19,215,494)	(15,082,993)

Total capital share activity	(3,152,106)	(1,450,153)

See accompanying notes.

Financial Highlights	Series D
Selected data for each share of capital stock outstanding throughout each year	(Global Series)

	2006	2005	2004	2003[c]	Year Ended, December 31, 2002[b]
Per Share Data
Net asset value, beginning of period	$9.40	$8.28	$6.97	$4.87	$6.31

Income (loss) from investment operations:
Net investment income	0.03	0.03	0.03	0.03	0.02
Net gain (loss) on securities (realized and unrealized)	1.60	1.09	1.28	2.09	(1.45)

Total from investment operations	1.63	1.12	1.31	2.12	(1.43)

Less distributions:
Dividends from net investment income	—	—	—	(0.02)	(0.01)

Total distributions	—	—	—	(0.02)	(0.01)

Net asset value, end of period	$11.03	$9.40	$8.28	$6.97	$4.87

Total Return[a]	17.34%	13.53%	18.79%	43.45%	(22.71%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$571,006	$516,213	$466,577	$427,609	$305,053

Ratios to average net assets:
Net investment income	0.32%	0.30%	0.37%	0.44%	0.27%
Total expenses[d]	1.24%	1.24%	1.23%	1.25%	1.23%
Net expenses[e]	1.24%	1.24%	1.23%	1.25%	1.23%

Portfolio turnover rate	23%	33%	28%	44%	48%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	The financial highlights for Series D exclude the historical financial highlights of Series M. The assets of Series M were acquired by Series D on August 27, 2002.

[c]	The financial highlights for Series D exclude the historical financial highlights of Series I. The assets of Series I were acquired by Series D on October 3, 2003.

[d]	Total expense information reflects expense ratios absent fund expense reductions, by the Investment Manager, and earnings credits, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

See accompanying notes.

Series E
Manager’s Commentary	(Diversified Income Series)
February 15, 2007	(unaudited)

Advisor, Security Management Company, LLC

Steven M. Bowser Portfolio Manager	Christopher L. Phalen Portfolio Manager

To Our Shareholders:

2006 proved to be an interesting year for the fixed income markets. Interest rates across the yield curve increased, with long-term rates increasing less than short-term rates resulting in a more inverted yield curve. The Federal Reserve held the Fed funds’ rate unchanged at the August meeting after 17 consecutive increases, citing moderating economic growth, a slow down in the housing market, and the lagged effects of previous interest rate increases. Inflation still remained above levels preferred by the Fed so for the remainder of the year the market debated whether economic growth would slow down causing an interest rate cut, or inflation would continue to be high and cause another increase. The market also debated the impact of the inverted yield curve, which historically is a good indicator of future economic weakness, as equities and credit spreads continued to generate good performance signaling strong economic growth. Series E of the SBL Fund - Diversified Income Series earned a return of 3.80% for the year ended December 31, 2006, which lagged the benchmark Lehman Brothers Aggregate Index return of 4.33% for the same period.

Factors Affecting Performance in 2006

The returns for the bond market were again impacted by the Federal Reserve Bank’s four interest rate increases in the first half of 2006. As bond interest rates moved up across the yield curve, prices of bonds fell. The yield curve also inverted, with short-term rates higher than long term rates, which historically increases the risk of recession. Treasury securities underperformed the other fixed income sectors due to their lower yield.

During 2006, the Series was positioned shorter than the average maturity of its benchmark to mitigate the impact of rising rates. This strategy was correct and protected the Series from loss due to declining bond prices. The Series was slightly overweighted corporate bonds to take advantage of the strong credit fundamentals and low volatility of corporate spreads. While the corporate overweight was correct, it should have been larger given the strong performance of the sector. We kept the corporate weighting lower due to concerns about valuations and event risk in the sector. Mortgage-backed securities were slightly overweighted to take advantage of the additional yield and low volatility levels. This over weight proved successful as mortgage-backed securities were the top performing sector in the Lehman Aggregate Index. Again, to maximize performance the overweight should have been larger.

The Composition of Portfolio Assets

At the end of the year, the Series held 22% in mortgage backed securities, 2% in asset-backed and commercial mortgage-backed securities, 31% in corporate issues, 43% in U.S. Treasury and Government agencies, and 2% in cash. This portfolio composition is over weighted corporate bonds and mortgage-backed securities and underweighted in Treasury and Agency issues relative to the benchmark.

Outlook for 2007

In 2006 the economy continued to grow but with strong head winds from the long anticipated correction in the housing market, the Federal Reserves rate increases starting to take effect, and commodity prices hitting all time highs. Looking for ward to 2007 the economy should continue to grow but at a slower rate than the recent past. One of the main concerns widely discussed in 2006 was the slowdown in the housing market. The housing slowdown had a negative impact on economic growth in 2006, but it does not appear to be enough to push the economy into a recession with unemployment near all time lows and wage inflation still relatively high. The strong labor market should also drive consumer spending to continue growing at a reasonable rate. Commodity prices also declined in late 2006, which should add some positive stimulus to the economy and lower inflation expectations.

The yield curve remains flat or inverted which traditionally has been a sign of future economic weakness. In the current environment we believe that the strong demand for long U.S. Treasury securities from global investors and investors searching to match long liabilities has largely contributed to this situation rather than a pending recession.

We expect short term rates to remain at 5.25% for most of 2007. We believe the Fed has paused and will remain paused with a wait-and-see attitude. We believe it won’t raise rates because there’s no compelling reason to do so. On the other hand, we believe it won’t cut rates either. For the Fed to raise rates again, inflation would have to increase while the economy remained strong. For the Fed to cut rates, inflation would have to decline into its preferred range and economic growth would have to slow down. At this point, there is limited evidence of either situation. Also, due to the increasing amounts of leverage in the capital markets we believe cutting rates

Series E
Manager’s Commentary	(Diversified Income Series)
February 15, 2007	(unaudited)
will also send an unwarranted bullish signal to the credit and equity markets. Our bias will be to position the portfolio short of the average maturity of the benchmark because the market is pricing in a higher probability of a Fed rate decrease than we believe will occur.

With a stable and growing economy predicted in 2007, the Series will be overweighted corporate bonds for their additional yield. Fundamentals in the corporate sector remain strong as companies generate strong cash flow and profit growth. The primary short-term risk in corporate bonds is increased share repurchases and leveraged buyouts, which negatively impact credit quality. Our focus will continue to be on companies and sectors where this activity has a low probability.

Our primary concern for 2007 is that most risk assets are priced at high valuations and the economy is entering the fifth year of an expansion. We find ourselves constantly asking when the wind will blow the other direction with the economy slowing and credit spreads widening. At this point the evidence tells us to continue to own the additional yield these assets provide but be prepared to change our views if the data changes.

Sincerely,

Steven M. Bowser and Christopher L. Phalen Portfolio Managers

PERFORMANCE

Series E vs. Lehman Brothers

Aggregate Bond Index

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series E (Diversified Income Series) on December 31, 1996 and reflects the fees and expenses of Series E. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	10 Years
Series E	3.80%	4.36%	5.12%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Ratings (Based on Standard and Poor’s Ratings)

AAA	68.43%
AA	2.02
A	10.21
BBB	14.05
BB	2.47
B	0.43
Asset Backed Commercial Paper	0.79
Commercial Paper	0.66
Repurchase Agreement	0.29
Cash & other assets, less liabilities	0.65
Total net assets	100.00%

See accompanying notes.

Series E
Managers’ Commentary	(Diversified Income Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series E (Diversified Income Series)
Actual	$1,000.00	$1,048.00	$4.08
Hypothetical	1,000.00	1,021.22	4.02

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 4.80%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.79%, net of expense waivers and earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series E (Diversified Income Series)
December 31, 2006

	Principal Amount	Value
CORPORATE BOND - 28.0%
Automotive - 2.5%
Ford Motor Credit Company
6.50%, 2007	$650,000	$650,109
GMAC LLC
6.274%, 2007 (1)	3,000,000	2,999,979
6.31%, 2007	105,000	104,343

		3,754,431

Banking - 3.5%
BankBoston Capital Trust IV
5.95%, 2028 (1)	1,200,000	1,167,324
BOI Capital Funding No. 2, LP
5.57%, 2049 (1)(2)(3)	650,000	634,800
Chase Capital III
5.92%, 2027 (1)	1,200,000	1,160,095
Danske Bank A
7.40%, 2010 (1)(2)(3)	800,000	807,486
Rabobank Capital Funding II
5.26%, 2049 (1)(2)(3)	1,200,000	1,173,534
US Central Federal Credit Union
2.70%, 2009	340,909	327,334

		5,270,573

Building Materials - 0.4%
CRH America, Inc.
6.95%, 2012	600,000	634,203

Chemicals - 0.5%
PPG Industries, Inc.
7.40%, 2019	650,000	732,189

Electric - 2.4%
Arizona Public Service Company
6.38%, 2011	600,000	615,810
Cincinnati Gas & Electric
5.70%, 2012	600,000	605,627
East Coast Power LLC
6.74%, 2008	34,376	34,668
7.07%, 2012	140,867	142,570
Kansas Gas & Electric
5.65%, 2021	650,000	631,157
TXU Electric Delivery Company
6.38%, 2015	600,000	618,466
WPS Resources Corporation
6.11%, 2066 (1)	900,000	893,482

		3,541,780

Financial - Other - 1.9%
Berkshire Hathaway Finance Corporation
4.75%, 2012	1,800,000	1,764,153
Willis North America, Inc.
5.63%, 2015	1,200,000	1,148,666

		2,912,819

Financial Companies - Captive - 3.2%
CIT Group Funding Company of Canada
4.65%, 2010 (4)	1,800,000	1,761,424
Residential Capital LLC
7.204%, 2009 (1)(2)(3)	3,000,000	3,016,098

		4,777,522

Financial Companies - Noncaptive Consumer - 2.5%
Capital One Financial Corporation
4.74%, 2007	650,000	648,121
Nelnet, Inc.
7.40%, 2036 (1)	2,500,000	2,574,395
SLM Corporation
5.05%, 2014	600,000	581,741

		3,804,257

Financial Companies - Noncaptive Diversified - 0.4%
General Electric Capital Corporation
5.88%, 2012	600,000	616,988

Healthcare - 0.4%
Anthem, Inc.
6.80%, 2012	600,000	636,405

Independent Energy - 0.4%
Devon Financing Corporation ULC
6.88%, 2011	600,000	634,451

Insurance - Life - 3.4%
AIG SunAmerica Global Financing X
6.90%, 2032 (2)(3)	1,200,000	1,373,559
AXA S.A.
6.379%, 2049 (1)(2)(3)	700,000	691,154
Lincoln National Corporation
7.00%, 2066 (1)	2,000,000	2,119,772
Metlife, Inc.
6.40%, 2036 (1)	1,000,000	1,004,607

		5,189,092

Insurance - Properly & Casually - 1.8%
Nationwide Mutual Insurance Company
8.25%, 2031 (2)(3)	650,000	796,824
Navigators Group, Inc.
7.00%, 2016	700,000	715,758
Swiss Re Capital I, LP
6.854%, 2049 (1)(2)(3)	1,200,000	1,258,919

		2,771,501

Media - Cable - 0.3%
Jones Intercable, Inc.
7.63%, 2008	500,000	513,348

Natural Gas Pipelines - 0.7%
Consolidated Natural Gas Company
6.63%, 2013	600,000	634,501

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series E (Diversified Income Series)
December 31, 2006 - continued

	Principal
	Amount	Value
CORPORATE BOND (continued)
Natural Gas Pipelines (continued)
Express Pipeline, LP
6.47%, 2013 (2)(3)	$338,400	$347,425

		981,926

Railroads - 0.9%
Canadian National Railway Company
6.25%, 2034	1,200,000	1,281,554

REIP’s - 0.8%
Reckson Operating Partnership, LP
5.15%, 2011	1,200,000	1,173,067

Services - 0.0%
American ECO Corporation
9.625%, 2008 (2)(5)(6)(7)	500,000	—

Technology - 0.4%
Science Applications International
Corporation
7.13%, 2032	600,000	646,381

Telecommunications - Wireless - 0.8%
Nextel Communications, Inc.
6.88%, 2013	1,200,000	1,212,396

Transportation Services - 0.4%
TTX Company
4.90%, 2015 (2)(3)	650,000	620,070

U.S. Banking - 0.4%
PartnerRe Finance II
6.44%, 2066 (1)	650,000	652,403

TOTAL CORPORATE BOND (Cost $42,643,776)		$42,357,356

PREFERRED STOCK - 2.4%
Insurance Brokers - 0.8%
WoodBourne Pass-Through Trust
6.45%, 2008 (1)(2)(3)	12	1,201,875

Property & Casually Insurance - 0.8%
Aspen Insurance Holdings, Ltd.
7.401%, 2017 (1)(4)	48,000	1,228,800

U.S. Banking - 0.8%
Washington Mutual Preferred Funding
Delaware
6.53%, 2041 (1)(2)(3)	1,250,000	1,235,625

TOTAL PREFERRED STOCK (Cost $3,660,506)		$3,666,300

MORTGAGE BACKED SECURITIES - 58.9%
Other Non - Agency - 12.1%
CMO’s - 12.1%
Chase Commercial Mortgage Securities
Corporation
1998-1, 6.56% - 2030	500,000	506,580
Chase Mortgage Finance Corporation
2005-A1 2A2, 5.247% - 2035 (1)	2,413,393	2,390,960
Chaseflex Trust
2006-1, 5.94% - 2036 (1)	3,000,000	3,016,474
Homebanc Mortgage Trust
2006-1, 6.18% - 2037 (1)	2,519,668	2,553,410
JP Morgan Alternative Loan Trust
2006-S2, 5.81% - 2036	3,007,000	3,003,877
2006-S3, 6.00% - 2036	3,000,000	2,993,414
JP Morgan Mortgage Trust
2006-A3, 5.38% - 2036 (1)	2,100,564	2,096,698
Washington Mutual, Inc.
2005-AR16 1A1, 5.11% - 2035 (1)	1,754,275	1,736,948

		18,298,361

U.S. Government Sponsored
Agencies - 42.4%
CMO’s - 6.7%
Federal Home Loan Mortgage Corporation
FHR 2520 AG, 5.00% - 2016	2,238,791	2,222,805
FHR 188 H, 7.00% - 2021	2,114	2,102
Federal National Mortgage Association
FNR 2005-46 TW, 5.00% - 2018	3,000,000	2,932,298
FNR 1990-68 J, 6.95% - 2020	5,250	5,428
FNR 1990-103 K, 7.50% - 2020	1,500	1,517
FNR 2005-24 AH, 5.00% - 2029 (8)	5,087,149	5,015,808

		10,179,958

Pass-Thru’s - 35.7%
Federal Home Loan Mortgage Corporation
#E01378, 5.00% - 2018	1,999,006	1,969,598
#E01488, 5.00% - 2018	1,794,452	1,767,324
#E01538, 5.00% - 2018	1,829,997	1,801,984
#C44050, 7.00% - 2030	48,811	50,239
#C01079, 7.50% - 2030	24,657	25,663
#C01172, 6.50% - 2031	78,368	79,822
#C01210, 6.50% - 2031	95,742	97,987
#C50964, 6.50% - 2031	94,268	96,016
#C50967, 6.50% - 2031	22,555	23,084
#C01277, 7.00% - 2031	134,289	137,758
#C01292, 6.00% - 2032	392,430	396,526
#C62801, 6.00% - 2032	177,318	179,168
#C01287, 6.50% - 2032	221,561	225,669
#C76358, 5.00% - 2033	2,435,646	2,355,128
#C78238, 5.50% - 2033	2,264,327	2,242,668
#A16943, 6.00% - 2033	1,160,910	1,171,442
#G08014, 5.00% - 2034	2,365,995	2,285,339
#G08015, 5.50% - 2034	2,169,616	2,147,911
#A17903, 6.00% - 2034	1,430,121	1,441,759
#1B2544, 5.292% - 2036 (1)	3,158,813	3,152,651
#G02109, 6.00% - 2036	2,740,149	2,761,033

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series E (Diversified Income Series)
December 31, 2006 - continued

	Principal Amount	Value

MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Agencies (continued)
Pass - Thru’s (continued)
Federal National Mortgage Association
#254473, 5.50% - 2017	$1,755,909	$1,760,099
#720714, 4.50% - 2018	1,841,156	1,780,489
#555549, 5.00% - 2018	2,108,020	2,071,889
#750465, 5.00% - 2018	1,839,663	1,812,592
#839353, 5.50% - 2018	1,289,032	1,294,115
#780952, 4.00% - 2019	2,300,499	2,168,088
#252806, 7.50% - 2029	78,621	82,054
#252874, 7.50% - 2029	28,179	29,410
#535277, 7.00% - 2030	46,135	47,356
#551262, 7.50% - 2030	18,008	18,752
#190307, 8.00% - 2030	32,670	34,458
#253356, 8.00% - 2030	36,507	38,505
#541735, 8.00% - 2030	40,450	42,664
#535838, 6.50% - 2031	69,656	70,971
#585348, 6.50% - 2031	69,194	70,500
#591381, 6.50% - 2031	123,946	126,285
#254477, 5.50% - 2032	1,030,406	1,018,256
#254198, 6.00% - 2032	384,837	387,450
#254377, 6.00% - 2032	644,402	650,282
#254478, 6.00% - 2032	301,824	304,578
#666750, 6.00% - 2032	653,647	658,086
#254346, 6.50% - 2032	176,518	179,850
#545691, 6.50% - 2032	264,784	269,782
#659790, 6.50% - 2032	239,576	245,067
#702879, 5.00% - 2033	1,379,513	1,334,443
#709805, 5.00% - 2033	1,943,763	1,880,259
#658077, 5.50% - 2033	1,250,140	1,237,654
#688328, 5.50% - 2033	1,175,426	1,163,445
#689108, 5.50% - 2033	1,123,810	1,112,585
#709748, 5.50% - 2033	1,878,586	1,859,822
#713971, 5.50% - 2033	1,865,959	1,846,938
#754903, 5.50% - 2033	1,058,328	1,041,461
#725033, 6.00% - 2034	836,763	843,818
#255554, 5.50% - 2035	2,161,791	2,138,615

		54,029,387

		64,209,345

U.S. Government Sponsored Securities - 4.4%
CMO’s - 3.1%
Government National Mortgage Association
GNR 2006 - 23 A, 6.00% - 2033	4,766,453	4,714,843

Pass - Thru’s - 1.3%
Government National Mortgage Association
G2 181907, 9.50% - 2020	14,421	15,882
#301465, 9.00% - 2021	20,751	22,488
#305617, 9.00% - 2021	16,629	18,020
#313107, 7.00% - 2022	107,862	111,430
#352022, 7.00% - 2023	71,175	73,529
#369303, 7.00% - 2023	108,246	111,826
#780454, 7.00% - 2026	112,491	116,212
G2 2445, 8.00% - 2027	46,678	49,237
#462680, 7.00% - 2028	69,339	71,632
#482668, 7.00% - 2028	52,284	54,014
#518436, 7.25% - 2029	19,574	20,294
#494109, 7.50% - 2029	23,737	24,726
#510704, 7.50% - 2029	26,721	27,834
#781079, 7.50% - 2029	25,008	26,049
#479229, 8.00% - 2030	17,421	18,446
#479232, 8.00% - 2030	21,209	22,457
#508342, 8.00% - 2030	42,631	45,138
G2 2909, 8.00% - 2030	25,695	27,104
#538285, 6.50% - 2031	84,309	86,502
#561561, 6.50% - 2031	165,679	170,267
#564472, 6.50% - 2031	243,118	249,850
#781414, 5.50% - 2032	354,440	352,736
#552324, 6.50% - 2032	148,756	152,625

		1,868,298

		6,583,141

TOTAL MORTGAGE BACKED SECURITIES (Cost $90,302,172)		$89,090,847

U.S. GOVERNMENT SPONSORED AGENCY BONDS NOTES - 2.7%
Federal National Mortgage Association
5.00% - 2013 (4)(8)	1,935,000	1,895,683
6.63% - 2030 (8)	750,000	894,973
7.13% - 2030 (8)	1,000,000	1,255,204

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $3,786,785)		$4,045,860

U.S. GOVERNMENT SECURITIES - 3.6%
U.S. Treasury Bill
4.85%, 2007	130,000	129,872
4.87%, 2007	35,000	34,698
U.S. Treasury Bonds
5.38%, 2031	5,000,000	5,355,860

TOTAL U.S. GOVERNMENT SECURITIES (Cost $5,738,605)		$5,520,430

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series E (Diversified Income Series)
December 31, 2006 - continued

	Principal Amount	Value
ASSET BACKED SECURITIES - 2.0%
Home Equity Loans - 2.0%
Credit-Based Asset Servicing and Securitization LLC
2005-CB5, 5.61%, 2035 (1)	$3,000,000	$3,012,982

TOTAL ASSET BACKED SECURITIES (Cost $3,000,000)		$3,012,982

ASSET BACKED COMMERCIAL PAPER - 0.8%
Financial Companies - Trade
Receivables - 0.8%
Old Line Funding LLC
5.26%, 1/4/2007	1,200,000	1,199,467

TOTAL ASSET BACKED COMMERCIAL PAPER (Cost $1,199,467)		$1,199,467

COMMERCIAL PAPER - 0.7%
Financial-Other - 0.7%
Countrywide Financial Corporation
5.42%, 1/2/2007	1,000,000	999,851

TOTAL COMMERCIAL PAPER (Cost $999,851)		$999,851

REPURCHASE AGREEMENT - 0.3%
United Missouri Bank, 4.85%, 12-29-06, matures 01-02-07; repurchase amount $436,235 (Collateralized by FHLMC, 5.00%, 08-15-35 with a value of $445,070)	$436,000	$436,000

TOTAL REPURCHASE AGREEMENT (Cost $436,000)		$436,000

Total Investments (SBL E Fund) (Cost $151,767,162) - 99.4%		$150,329,093
Other Assets in Excess of Liabilities - 0.6%		981,904

TOTAL NET ASSETS -100.0%		$151,310,997

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $152,768,800.

1	- Variable rate security. Rate indicated is rate effective at December 31, 2006.

2	- Security was acquired through a private placement.

3	- Security is a 144A security, which places restrictions on resale. See Notes to financial statements.

4	- Security is a step-up bond. Rate indicated is rate effective at December 31, 2006.

5	- Security is deemed illiquid. See Notes to financial statements.

6	- Security is in default of interest and/or principal obligations.

7	- Security is fair valued by the Board of Directors. See Notes to financial statements.

8	- Security is segregated as collateral for open futures contracts.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series E

(Diversified Income Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$150,329,093
Cash	46,289
Receivables:
Fund shares sold	89,178
Securities sold	4,220
Dividend	16,206
Interest	1,234,753
Prepaid expenses	3,667

Total assets	151,723,406

Liabilities:
Payable for:
Variation margin on futures	9,000
Fund shares redeemed	271,576
Management fees	77,567
Directors’ fees	4,000
Transfer agent/maintenance fees	2,083
Administration fees	15,057
Professional fees	16,560
Other	16,566

Total liabilities	412,409

Net Assets	$151,310,997

Net assets consist of:
Paid in capital	$159,715,964
Undistributed net investment income	6,546,424
Accumulated net realized loss on sale of investments and futures	(13,409,473)
Net unrealized depreciation in value of investments and futures	(1,541,918)

Net assets	$151,310,997

Capital shares authorized	unlimited
Capital shares outstanding	12,603,079
Net asset value per share (net assets divided by shares outstanding)	$12.01

[1]Investments, at cost	$151,767,162

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Interest	$8,516,144
Dividends	84,592

Total investment income	8,600,736

Expenses:
Management fees	1,184,769
Administration fees	160,834
Transfer agent/maintenance fees	25,224
Custodian fees	27,140
Professional fees	22,584
Directors’ fees	7,613
Reports to shareholders	28,330
Other expenses	6,973

Total expenses	1,463,467
Less: Expenses waived	(236,955)
Earning credits	(49)

Net expenses	1,226,463

Net investment income	7,374,273

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(1,565,239)
Futures	53,513

Net realized loss	(1,511,726)

Net unrealized depreciation during the year on:
Investments	(182,938)
Futures	(103,849)

Net unrealized depreciation	(286,787)

Net realized and unrealized loss	(1,798,513)

Net increase in net assets resulting from operations	$5,575,760

See accompanying notes.

Series E
Statement of Changes in Net Assets	(Diversified Income Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$7,374,273	$6,633,185
Net realized gain (loss) during the year on investments and futures	(1,511,726)	975,729
Net unrealized depreciation during the year on investments and futures	(286,787)	(4,694,841)

Net increase in net assets resulting from operations	5,575,760	2,914,073

Capital share transactions:
Proceeds from sale of shares	61,806,779	63,916,593
Cost of shares redeemed	(75,457,709)	(66,971,923)

Net decrease from capital share transactions	(13,650,930)	(3,055,330)

Net decrease in net assets	(8,075,170)	(141,257)

Net assets:
Beginning of year	159,386,167	159,527,424

End of year	$151,310,997	$159,386,167

Undistributed net investment income at end of year	$6,546,424	$5,900,401

Capital Share Activity:
Shares sold	5,337,585	5,569,608
Shares redeemed	(6,512,120)	(5,836,749)

Total capital share activity	(1,174,535)	(267,141)

See accompanying notes.

Financial Highlights	Series E
Selected data for each share of capital stock outstanding throughout each year	(Diversified Income Series	)

	2006	2005	2004	2003	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$11.57	$11.36	$11.04	$11.83	$11.40
Income (loss) from investment operations:
Net investment income	0.63	0.49	0.50	0.68	0.51
Net gain (loss) on securities (realized and unrealized)	(0.19)	(0.28)	(0.08)	(0.31)	0.51

Total from investment operations	0.44	0.21	0.42	0.37	1.02

Less distributions:
Dividends from net investment income	—	—	(0.10)	(1.16)	(0.59)

Total distributions	—	—	(0.10)	(1.16)	(0.59)

Net asset value, end of period	$12.01	$11.57	$11.36	$11.04	$11.83

Total Return[a]	3.80%	1.85%	3.82%	3.19%	9.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151,311	$159,386	$159,527	$159,472	$195,754

Ratios to average net assets:
Net investment income	4.67%	4.23%	4.42%	4.39%	5.00%
Total expenses[b]	0.93%	0.92%	0.89%	0.84%	0.83%
Net expenses[c]	0.78%	0.77%	0.75%	0.84%	0.83%

Portfolio turnover rate	64%	60%	39%	45%	32%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

See accompanying notes.

Series H
Manager’s Commentary	(Enhanced Index Series)
February 15, 2007	(unaudited)

Advisor, Northern Trust

To Our Shareholders:

Series H of the SBL Fund - Enhanced Index Series posted a total return of 15.55% for the year ended December 31, 2006. Its benchmark, the S&P 500 Index, was up 15.79%.

The U.S. equity market ended up for the fourth straight year in 2006. The first half of 2006 was characterized by mixed macroeconomic and earnings reports, inflation concerns, record oil prices, and increased geopolitical risk. The second half of the year saw a sustained market rally fed by falling oil prices, the announcement of several large M&A deals, and the Fed’s decision to pause on rates.

The Series Management Criteria

The Series is managed using a proprietary quantitative stock selection model that assigns each company in the S&P 500 an expected return based upon multiple factors. These factors are based on four broad characteristics: Valuation (is the stock reasonably priced?), Momentum (price and earnings momentum), Earnings (earnings quality and stability) and Management Signals (signals given by management and insiders trading in company stock). Additionally, there are strict risk constraints that limit deviations from the benchmark with respect to the individual stocks, sectors, industries, style and size.

Keys to the Series’ Gain

Driving the Series’ positive outperformance in 2006 was the portfolio’s exposure to companies with healthy accruals, management share buybacks, and book-to-price, whereas exposure to companies with analyst diffusion and momentum was a detractor.

During 2006, the market rewarded moderately valued securities that displayed attractive growth characteristics, especially within the Information Technology sector, where our bottom up stock selection model worked most effectively. Within that sector, the fund achieved a 15.4% return relative to the benchmark sector return of 8.6%, while maintaining neutral exposure to sectors at the portfolio level. The Series’ portfolio construction methodology is designed to ensure the portfolio will have neutral exposures to all sectors in line with the benchmark, and relies on stock selection within sectors to enhance returns.

Despite a discernable slowdown in U.S. economic growth, global financial markets powered ahead in the final quarter of 2006. Still-higher corporate profits and falling oil prices were the most prominent catalysts driving further advances in risk-based security prices. As 2006 came to a close, a series of positive economic reports also suggested that investors’ percolating recession fears were perhaps overblown, and the U.S. economy’s much-coveted soft-landing was safely “wheels down.”

Investors enter 2007 with a backdrop of favorable economic and financial trends: Global growth remains solid and the global economy appears set to strengthen in the first half of this year, sustaining the strongest business cycle since the early 1970s; credit and liquidity are plentiful; company balance sheet strength is its strongest in a decade; and corporate earnings remains in record territory as U.S. companies report better-than-expected results for the fourth quarter.

We express our gratitude to our shareholders for their confidence in the Series and assure them that we will continue to apply our disciplined, quantitative approach while adhering to our strict risk control process.

Sincerely,

Enhanced Index Team

Series H
Managers’ Commentary	(Enhanced Index Series)
December 31, 2006	(unaudited)

PERFORMANCE

Series H vs. S&P 500 Index

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 (date of inception) and reflects the fees and expenses of Series H. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Portfolio Composition by Sector

Consumer Discretionary	10.03%
Consumer Staples	9.20
Energy	9.42
Financials	21.50
Health Care	11.67
Industrials	10.80
Information Technology	15.07
Materials	3.10
Telecommunication Services	3.46
Utilities	3.33
U.S. Government Securities	0.18
Repurchase Agreement	2.20
Cash & other assets, less liabilities	0.04
Total net assets	100.00%

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	Since Inception (5-3-99)
Series H	15.55%	5.58%	1.86%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

See accompanying notes

Series H
Managers’ Commentary	(Enhanced Index Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series H (Enhanced Index Series)
Actual	$1,000.00	$1,128.40	$3.86
Hypothetical	1,000.00	1,021.58	3.67

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 12.84%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.72%, net of expense waivers and earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series H (Enhanced Index Series)
December 31, 2006

	Shares	Value
COMMON STOCK -9 7.6%
Advertising - 0.4%
Omnicom Group, Inc.	3,800	$397,252

Aerospace & Defense - 2.6%
Boeing Company	10,771	956,896
Honeywell International, Inc.	10,975	496,509
Lockheed Martin Corporation	7,247	667,231
Northrop Grumman Corporation	8,022	543,089
United Technologies Corporation	3,365	210,380

		2,874,105

Agricultural Products - 0.5%
Archer-Daniels-Midland Company	17,300	552,908

Air Freight & Logistics - 1.1%
FedEx Corporation	5,800	629,996
United Parcel Service, Inc. (CI.B)	7,793	584,319

		1,214,315

Airlines - 0.1%
Southwest Airlines Company	6,571	100,668

Apparel Retail - 0.4%
TJX Companies, Inc.	17,000	484,160

Apparel, Accessories & Luxury Goods - 0.4%
Jones Apparel Group, Inc.	11,700	391,131

Application Software - 0.8%
Citrix Systems, Inc. *	14,382	389,033
Intuit, Inc. *	15,200	463,752

		852,785

Asset Management & Custody Banks - 0.5%
Ameriprise Financial, Inc.	8,133	443,249
Mellon Financial Corporation	3,455	145,628

		588,877

Automobile Manufacturers - 0.4%
Ford Motor Company	400	3,004
General Motors Corporation	15,900	488,448

		491,452

Automotive Retail - 0.1%
Autonation, Inc. *	7,124	151,884

Biotechnology - 1.3%
Amgen, Inc. *	15,242	1,041,181
Gilead Sciences, Inc. *	5,900	383,087

		1,424,268

Brewers - 0.0%
Molson Coors Brewing Company	300	22,932

Broadcasting & Cable TV - 1.7%
CBS Corporation (CI.B)	18,400	573,712
Comcast Corporation *	26,324	1,114,295
DIRECTV Group, Inc. *	6,500	162,110

		1,850,117

Building Products - 0.3%
Masco Corporation	10,796	322,476

Communications Equipment - 2.9%
Ciena Corporation *	14,192	393,260
Cisco Systems, Inc. *	60,283	1,647,535
JDS Uniphase Corporation *	11,300	188,258
Motorola, Inc.	3,629	74,612
Qualcomm, Inc.	19,324	730,254
Tellabs, Inc. *	11,449	117,467

		3,151,386

Computer & Electronics Retail - 0.4%
Best Buy Company, Inc.	2,600	127,894
Circuit City Stores, Inc.	17,773	337,332

		465,226

Computer Hardware - 3.6%
Apple Computer, Inc. *	2,746	232,971
Dell, Inc. *	5,176	129,866
Hewlett-Packard Company	32,436	1,336,039
International Business Machines Corporation	16,716	1,623,959
NCR Corporation *	3,798	162,402
Sun Microsystems, Inc. *	88,324	478,716

		3,963,953

Computer Storage & Peripherals - 0.4%
Lexmark International, Inc. *	5,500	402,600

Construction & Farm Machinery & Heavy Trucks - 0.6%
Caterpillar, Inc.	11,594	711,060

Consumer Finance - 0.8%
American Express Company	4,222	256,149
Capital One Financial Corporation	1,178	90,494
SLM Corporation	11,100	541,347

		887,990

Data Processing & Outsourced Services - 0.9%
Automatic Data Processing, Inc.	12,300	605,775
Convergys Corporation *	11,800	280,604
Paychex, Inc.	100	3,954
Western Union Company	3,500	78,470

		968,803

Department Stores - 1.2%
Dillard’s, Inc.	10,900	381,173
JC Penney Company, Inc.	5,722	442,654
Kohl's Corporation *	7,000	479,010

		1,302,837

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series H (Enhanced Index Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Distillers & Vintners - 0.0%
Brown-Forman Corporation	100	$6,624

Diversified Banks - 2.4%
U.S. Bancorp	4,325	156,522
Wachovia Corporation	19,728	1,123,510
Wells Fargo & Company	39,138	1,391,747

		2,671,779

Diversified Chemicals -1.0%
Dow Chemical Company	8,089	323,075
E.I. Du Pont de Nemours & Company	7,005	341,213
PPG Industries, Inc.	7,160	459,744

		1,124,032

Diversified Metals & Mining - 0.2%
Phelps Dodge Corporation	1,642	196,580

Drug Retail - 0.7%
CVS Corporation	19,600	605,836
Walgreen Company	4,193	192,417

		798,253

Electric Utilities - 1.3%
Allegheny Energy, Inc. *	9,671	443,996
Edison International	1,278	58,123
Exelon Corporation	6,200	383,718
FirstEnergy Corporation	8,900	535,869
Progress Energy, Inc. - Contingent Value Obligation * (1)	1,100	341

		1,422,047

Electrical Components & Equipment - 0.4%
Cooper Industries, Ltd.	98	8,862
Emerson Electric Company	142	6,258
Rockwell Automation, Inc.	6,100	372,588

		387,708

Electronic Manufacturing Services - 0.4%
Molex, Inc.	13,042	412,518

Environmental & Facilities Services - 0.5%
Waste Management, Inc.	14,873	546,880

Food Retail - 0.5%
Kroger Company	22,100	509,847

Gas Utilities - 0.3%
Questar Corporation	4,200	348,810

General Merchandise Stores - 0.2%
Family Dollar Stores, Inc.	5,900	173,047
Target Corporation	865	49,348

		222,395

Health Care Distributors - 0.9%
AmerisourceBergen Corporation	9,884	444,385
Cardinal Health, Inc.	9,107	586,764

		1,031,149

Health Care Equipment - 1.3%
Baxter International, Inc.	7,200	334,008
Becton Dickinson & Company	4,036	283,125
Medtronic, Inc.	15,325	820,041

		1,437,174

Health Care Services - 0.8%
Laboratory Corporation of America Holdings *	6,258	459,775
Quest Diagnostics, Inc.	8,600	455,800

		915,575

Health Care Technology - 0.0%
IMS Health, Inc.	1,400	38,472

Home Furnishings - 0.4%
Leggett & Platt, Inc.	17,100	408,690

Home Improvement Retail - 0.3%
Home Depot, Inc.	7,776	312,284
Lowe’s Companies, Inc.	752	23,425

		335,709

Hotels, Resorts & Cruise Lines - 0.6%
Starwood Hotels & Resorts Worldwide, Inc.	7,600	475,000
Wyndham Worldwide Corporation *	7,228	231,441

		706,441

Household Appliances - 0.2%
Black & Decker Corporation	900	71,973
Whirlpool Corporation	1,600	132,832

		204,805

Household Products - 1.9%
Clorox Company	995	63,829
Colgate-Palmolive Company	100	6,524
Kimberly-Clark Corporation	9,500	645,525
Procter & Gamble Company	21,329	1,370,815

		2,086,693

Hypermarkets & Super Centers -1.2%
Wal-Mart Stores, Inc.	28,513	1,316,730

Independent Power Producers & Energy Traders - 0.5%
TXU Corporation	10,789	584,872

Industrial Conglomerates - 3.7%
3M Company	11,076	863,153
General Electric Company	82,469	3,068,671
Tyco International, Ltd.	4,685	142,424

		4,074,248

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series H (Enhanced Index Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Industrial Machinery - 0.6%
Ingersoll-Rand Company, Ltd.	5,022	$196,511
Parker Hannifin Corporation	5,800	445,904

		642,415

Integrated Oil & Gas - 5.8%
Chevron Corporation	13,768	1,012,361
ConocoPhillips	19,117	1,375,468
Exxon Mobil Corporation (2)	47,541	3,643,067
Marathon Oil Corporation	3,300	305,250

		6,336,146

Integrated Telecommunication Services - 3.1%
AT&T, Inc.	28,555	1,020,841
BellSouth Corporation	14,889	701,421
CenturyTel, Inc.	5,300	231,398
Qwest Communications International, Inc. *	60,227	504,100
Verizon Communications, Inc.	25,642	954,908

		3,412,668

Internet Software & Services - 1.1%
Google, Inc. *	2,375	1,093,640
VeriSign, Inc. *	4,098	98,557

		1,192,197

Investment Banking & Brokerage - 1.9%
Goldman Sachs Group, Inc.	5,436	1,083,667
Lehman Brothers Holdings, Inc.	700	54,684
Merrill Lynch & Company, Inc.	9,853	917,314

		2,055,665

Leisure Products - 0.2%
Mattel, Inc.	10,000	226,600

Life & Health Insurance - 1.3%
Aflac, Inc.	8,011	368,506
Metlife, Inc.	12,864	759,105
Principal Financial Group, Inc.	807	47,371
Prudential Financial, Inc.	2,311	198,422

		1,373,404

Life Sciences Tools & Services - 0.0%
Applera Corporation - Applied Biosystems Group	1,000	36,690
Thermo Fisher Scientific, Inc. *	100	4,529

		41,219

Managed Health Care - 0.8%
Aetna, Inc.	2,300	99,314
UnitedHealth Group, Inc.	14,620	785,533
WellPoint, Inc. *	384	30,217

		915,064

Motorcycle Manufacturers - 0.2%
Harley-Davidson, Inc. *	2,331	164,266

Movies & Entertainment - 1.3%
News Corporation	2,594	55,719
Time Warner, Inc.	16,358	356,277
Walt Disney Company	28,422	974,022

		1,386,018

Multi-Line Insurance - 1.4%
American International Group, Inc.	16,765	1,201,380
Genworth Financial, Inc.	3,165	108,274
Hartford Financial Services Group, Inc.	2,187	204,069

		1,513,723

Multi-Utilities - 1.2%
CMS Energy Corporation *	5,600	93,520
Dominion Resources, Inc.	300	25,152
PG&E Corporation	10,916	516,654
Public Service Enterprise Group, Inc.	7,600	504,488
Sempra Energy	100	5,597
Xcel Energy, Inc.	6,900	159,114

		1,304,525

Oil & Gas Drilling - 0.4%
Nabors Industries, Ltd. *	8,376	249,437
Transocean, Inc. *	2,100	169,869

		419,306

Oil & Gas Equipment & Services - 1.0%
Baker Hughes, Inc.	100	7,466
BJ Services Company	4,800	140,736
Halliburton Company	4,356	135,254
National Oilwell Varco, Inc. *	1,931	118,139
Schlumberger, Ltd.	7,047	445,088
Weatherford International, Ltd. *	7,100	296,709

		1,143,392

Oil & Gas Exploration & Production - 1.3%
Anadarko Petroleum Corporation	12,500	544,000
Devon Energy Corporation	7,022	471,036
EOG Resources, Inc.	6,825	426,221

		1,441,257

Oil & Gas Refining & Marketing - 0.9%
Sunoco, Inc.	6,600	411,576
Valero Energy Corporation	10,184	521,013

		932,589

Oil & Gas Storage & Transportation - 0.1%
Kinder Morgan, Inc.	847	89,570

Other Diversified Financial Services - 6.4%
Bank of America Corporation	44,628	2,382,689
Citigroup, Inc.	34,780	1,937,246
JPMorgan Chase & Company	33,810	1,633,023

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series H (Enhanced Index Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Other Diversified Financial Services (continued)
Morgan Stanley	13,693	$1,115,021

		7,067,979

Packaged Foods & Meats - 0.3%
McCormick & Company, Inc.	8,800	339,328

Paper Packaging - 0.4%
Temple-Inland, Inc.	8,649	398,113

Paper Products - 0.3%
International Paper Company	9,700	330,770

Personal Products - 0.4%
Estee Lauder Companies, Inc.	10,000	408,200

Pharmaceuticals - 6.4%
Abbott Laboratories	5,747	279,936
Barr Pharmaceuticals, Inc. *	7,825	392,189
Bristol-Myers Squibb Company	1,875	49,350
Eli Lilly & Company	1,771	92,269
Forest Laboratories, Inc. *	1,000	50,600
Johnson & Johnson	30,183	1,992,682
King Pharmaceuticals, Inc. *	25,489	405,785
Merck & Company, Inc.	16,476	718,354
Mylan Laboratories, Inc.	20,173	402,653
Pfizer, Inc.	75,638	1,959,024
Schering-Plough Corporation	20,382	481,830
Wyeth	4,155	211,573

		7,036,245

Photographic Products - 0.0%
Eastman Kodak Company	1,400	36,120

Property & Casually Insurance - 2.4%
ACE, Ltd.	3,700	224,109
Allstate Corporation	11,065	720,442
AMBAC Financial Group, Inc.	5,200	463,164
Chubb Corporation	10,800	571,428
Cincinnati Financial Corporation	9,628	436,245
Progressive Corporation	4,200	101,724
St. Paul Travelers Companies, Inc.	1,981	106,360

		2,623,472

Publishing - 0.4%
Gannett Company, Inc.	471	28,477
McGraw-Hill Companies, Inc.	6,600	448,932

		477,409

Railroads - 0.9%
Norfolk Southern Corporation	9,200	462,668
Union Pacific Corporation	6,045	556,261

		1,018,929

Regional Banks - 1.9%
Keycorp	13,465	512,074
M&T Bank Corporation	700	85,512
National City Corporation	15,700	573,992
PNC Financial Services Group, Inc.	622	46,053
Regions Financial Corporation	16,300	609,620
Synovus Financial Corporation	7,700	237,391
Zions Bancorporation	400	32,976

		2,097,618

Residential REIPs - 0.4%
Apartment Investment & Management Company	1,000	56,020
Archstone-Smith Trust	6,164	358,806

		414,826

Restaurants - 0.7%
Darden Restaurants, Inc.	10,589	425,360
McDonald’s Corporation	1,775	78,686
Starbucks Corporation *	6,800	240,856
Yum! Brands, Inc.	200	11,760

		756,662

Retail REITs - 0.5%
Simon Property Group, Inc.	5,458	552,841

Semiconductor Equipment - 0.3%
Novellus Systems, Inc. *	11,000	378,620

Semiconductors - 2.2%
Advanced Micro Devices, Inc. *	21,865	444,953
Intel Corporation	61,091	1,237,093
LSI Logic Corporation *	15,929	143,361
National Semiconductor Corporation	4,947	112,297
Texas Instruments, Inc.	18,494	532,627

		2,470,331

Soft Drinks - 2.2%
Coca-Cola Company	24,934	1,203,066
Pepsi Bottling Group, Inc.	11,273	348,448
PepsiCo, Inc.	14,347	897,405

		2,448,919

Specialized Finance - 0.4%
CIT Group, Inc.	8,536	476,053

Specialty Chemicals - 0.4%
Rohm & Haas Company	8,340	426,341

Specialty Stores - 0.5%
Office Depot, Inc. *	11,336	432,695
Staples, Inc.	5,000	133,500

		566,195

Steel - 0.9%
Nucor Corporation	9,211	503,473
United States Steel Corporation	5,900	431,526

		934,999

Systems Software - 2.5%
Microsoft Corporation	85,250	2,545,565

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series H (Enhanced Index Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Systems Software (continued)
Oracle Corporation *	14,929	$255,883

		2,801,448

Thrifts & Mortgage Finance - 1.2%
Federal Home Loan Mortgage Corporation	689	46,783
Federal National Mortgage Association	2,169	128,817
MGIC Investment Corporation	6,640	415,265
Washington Mutual, Inc.	16,359	744,171

		1,335,036

Tobacco - 1.5%
Altria Group, Inc.	16,500	1,416,030
Reynolds American, Inc.	3,168	207,409

		1,623,439

Wireless Telecommunication
Services - 0.4%
Alltel Corporation	5,100	308,448
Sprint Nextel Corporation	4,854	91,692

		400,140

TOTAL COMMON STOCK (Cost $97,285,731)		$107,371,273

	Principal Amount	Value
U.S. GOVERNMENT SECURITIES - 0.2%
U.S. Treasury Bill 4.85%, 2007	$195,000	193,693

TOTAL U.S. GOVERNMENT SECURITIES (Cost $193,634)		$193,693

REPURCHASE AGREEMENT - 2.2%
United Missouri Bank, 4.85%, dated 12-29-06, matures 01-02-07; repurchase amount of $2,425,306 (Collateralized by GNMA, 4.50%, 11-16-31 & U.S. Treasury Note, 2.25%, 02-15-07 with a combined value of $2,473,400)	$2,424,000	$2,424,000

TOTAL REPURCHASE AGREEMENT (Cost $2,424,000)		$2,424,000

Total Investments (SBL H Fund) (Cost $99,903,365) - 100.0%		$109,988,966
Other Assets in Excess of Liabilities - 0.0%		40,784

TOTAL NET ASSETS - 100.0%		$110,029,750

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $101,473,483.

*	- Non-income producing security

1	- Security is deemed illiquid. See Notes to financial statements.

2	- Security is segregated as collateral for open futures contracts.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series H

(Enhanced Index Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$109,988,966
Cash	1,095
Receivables:
Fund shares sold	58,330
Dividends	147,246
Prepaid expenses	2,240

Total assets	110,197,877

Liabilities:
Payable for:
Fund shares redeemed	69,297
Variation margin on futures	9,614
Management fees	46,513
Custodian fees	5,293
Transfer agent/maintenance fees	2,073
Administration fees	10,338
Professional fees	19,301
Directors’ fees	1,800
Other	3,898

Total liabilities	168,127

Net Assets	$110,029,750

Net assets consist of:
Paid in capital	$103,829,469
Undistributed net investment income	914,052
Accumulated net realized loss on sale of investments and futures	(4,798,811)
Net unrealized appreciation in value of investments and futures	10,085,040

Net assets	$110,029,750

Capital shares authorized	unlimited
Capital shares outstanding	9,937,987
Net asset value per share (net assets divided by shares outstanding)	$11.07

[1]Investments, at cost	$99,903,365

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends	$1,414,720
Interest	41,806

Total investment income	1,456,526

Expenses:
Management fees	554,933
Custodian fees	36,577
Transfer agent/maintenance fees	25,139
Administration fees	75,825
Directors’ fees	3,486
Professional fees	20,730
Reports to shareholders	8,730
Other expenses	2,088

Total expenses	727,508
Less: Expenses waived	(184,978)
Earnings credits	(56)

Net expenses	542,474

Net investment income	914,052

Net Realized and Unrealized Gain:
Net realized gain during the year on:
Investments	5,639,944
Futures	256,194

Net realized gain	5,896,138

Net unrealized appreciation during the year on:
Investments	8,174,946
Futures	8,304

Net unrealized appreciation	8,183,250

Net realized and unrealized gain	14,079,388

Net increase in net assets resulting from operations	$14,993,440

See accompanying notes.

Series H
Statement of Changes in Net Assets	(Enhanced Index Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$914,052	$436,418
Net realized gain during the year on investments and futures	5,896,138	2,299,595
Net unrealized appreciation (depreciation) during the year on investments and futures	8,183,250	(780,247)

Net increase in net assets resulting from operations	14,993,440	1,955,766

Capital share transactions:
Proceeds from sale of shares	42,070,411	13,631,499
Issuance of shares in connection with SBL Series W merger (Note 13)	52,171,107	—
Cost of shares redeemed	(39,306,280)	(14,308,225)

Net increase (decrease) from capital share transactions	54,935,238	(676,726)

Net increase in net assets	69,928,678	1,279,040

Net assets:
Beginning of year	40,101,072	38,822,032

End of year	$110,029,750	$40,101,072

Undistributed net investment income at end of year	$914,052	$436,418

Capital Share Activity:
Shares sold	4,166,677	1,494,268
Shares issued in connection with SBL Series W merger (Note 13)	5,481,948	—
Shares redeemed	(3,896,675)	(1,563,791)

Total capital share activity	5,751,950	(69,523)

See accompanying notes.

Financial Highlights	Series H
Selected data for each share of capital stock outstanding throughout each year	(Enhanced Index Series)

	2006[e]	2005	2004	2003[d]	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$9.58	$9.12	$8.31	$6.55	$8.62

Income (loss) from investment operations:
Net investment income	0.03	0.11	0.11	0.07	0.05
Net gain (loss) on securities (realized and unrealized)	1.46	0.35	0.71	1.75	(2.02)

Total from investment operations	1.49	0.46	0.82	1.82	(1.97)

Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.06)	(0.10)

Total distributions	—	—	(0.01)	(0.06)	(0.10)

Net asset value, end of period	$11.07	$9.58	$9.12	$8.31	$6.55

Total Return[a]	15.55%	5.04%	9.85%	27.78%	(22.98%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$110,030	$40,101	$38,822	$33,371	$25,052

Ratios to average net assets:
Net investment income	1.23%	1.15%	1.32%	0.94%	0.56%
Total expenses[b]	0.98%	1.04%	0.99%	0.96%	0.99%
Net expenses[c]	0.73%	0.79%	0.74%	0.77%	0.99%

Portfolio turnover rate	119%	106%	98%	44%	74%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[d]	Northern Trust became the sub–adviser of Series H effective May 1, 2003. Prior to May 1, 2003, Security Management Company, LLC (SMC) paid Deutsche Asset Management for sub–advisory services.

[e]

The financial highlights for Series H as set forth herein exclude the historical financial highlights for Series W. The assets of Series W were acquired by Series H on June 16, 2006. A total of $53,926,052 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series H received as a result of the merger.

See accompanying notes.

This page left blank intentionally.

Series J
Manager’s Commentary	(Mid Cap Growth Series)
February 15, 2007	(unaudited)

Advisor, Security Management Company, LLC

James P. Schier

Senior Portfolio Manager

To Our Shareholders:

Series J of the SBL Fund - Mid Cap Growth Series posted a return of 4.93% for the year. These results lagged the benchmark, the Russell 2500 Growth, which gained 12.26%, and the median peer return of 8.70%.

Our approach to the Series is to seek securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits or profitability. We are focused in investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For this Series, we target securities of companies that appear likely to generate above average profitability at prices that, as of yet, do not reflect that potential.

Stock Selection in Financials and Materials Helped Performance

Stock selection in financials was driven predominantly by First Marblehead Corporation, appreciating 76%. First Marblehead was driven brutally low on misplaced fears of competition and client losses that eventually proved to be ill-founded concerns. The Series benefited by acquiring the stock during this period of opportunity.

Stock selection was also positive in the materials sector lead by a 63% gain in Pactiv Corporation. Pactiv is a packaging company best known for its Hefty consumer plastic bag lines. It posted very solid earnings results in the face of commodity price input pressures.

Overweight Energy Sector Weight and Energy Stock Selection Negatively Affected Returns

The Series’ average energy weighting of 17% versus 7% for the benchmark provided a headwind as energy was a below average performer in 2006. Evergreen Energy, Inc., formerly known as KFx, declined 42%. Evergreen Energy suffered as investors moved away from the coal industry and short sellers spread negative rumors about the company. None of the rumors have proven to have any validity to date. We remain confident that the weakness in the stock is transitory and that the stock’s prior price levels can be easily re-attained. Evergreen Energy has a significant technological lead as the first company to provide a clean coal technology. We believe the clean coal industry has substantial competitive barriers, but will be a scalable business with a large addressable market for its product.

2007 Market Outlook

We continue to expect lack-luster returns for the market in 2007. This is similar to our outlook for the past two years, though the market did quite well.

Despite this, we remain firm on our outlook based on our bottom-up research rather than any global macro forecast. Most companies appear to be operating at very high levels of profitability and it is very difficult to confidently predict continued margin expansion. At present, the market is acting with a high degree of complacency.

The prevailing attitude appears to assume that either the Federal Reserve will panic and ease in the face of any operating weakness that is widespread or that the private equity market will bid for any public company that trades down. We view the recent M&A activity as somewhat bearish. If companies had abundant reinvestment opportunities in their core businesses, they wouldn’t need to pay inflated prices for acquisition candidates. Most recent mergers seem to fit the “acquisition out of desperation” category rather than the “acquisition of opportunity” camp.

Also in this environment, we have seen fewer companies with large revenue growth or large profit margin expansion potential. This is the major reason we maintained the energy overweight last year, even though the commodity price appeared extended and inventories were starting to build. The world consumes about six to seven barrels of oil for every new barrel discovered. Our research suggests that there is less excess capacity than is generally perceived. This coupled with the general political instability in key geographical regions suggests to us that energy could have a move again.

Industrials are also another sector that seems to offer good opportunity. The holdings we have in this sector are generally biased toward infrastructure and energy efficiency names that should benefit from pent up demand and a weaker dollar environment.

On behalf of Security Management Company, I would like to thank you for placing your trust and money with us.

Sincerely,

James P. Schier, Senior Portfolio Manager

Series J
Manager’s Commentary	(Mid Cap Growth Series)
December 31, 2006	(unaudited)

PERFORMANCE

Series J vs. Russell 2500 Growth Index

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on December 31, 1996 and reflects the fees and expenses of Series J. The Russell 2500 Growth Index is an unmanaged index that measures the performance of securities of small-to-mid U.S. companies with greater-than-average growth orientation.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	10 Years
Series J	4.93%	6.55%	12.07%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	5.79%
Consumer Staples	1.97
Energy	16.56
Financials	9.42
Health Care	10.63
Industrials	22.77
Information Technology	26.98
Materials	5.56
Warrants	0.21
Repurchase Agreement	0.26
Liabilities, less cash & other assets	(0.15)
Total net assets	100.00%

See accompanying notes.

Series J
Manager’s Commentary	(Mid Cap Growth Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series J (Mid Cap Growth Series)
Actual	$1,000.00	$1,029.60	$4.66
Hypothetical	1,000.00	1,020.62	4.63

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 2.96%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.91%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series J (Mid Cap Growth Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 99.6%
Aerospace & Defense - 1.0%
Argon ST, Inc. *	185,850	$4,003,209

Apparel, Accessories & Luxury Goods - 0.7%
Maidenform Brands, Inc. *	148,000	2,681,760

Application Software - 1.2%
TIBCO Software, Inc. *	490,000	4,625,600

Asset Management & Custody Banks - 3.2%
Northern Trust Corporation (1)	200,900	12,192,621

Auto Parts & Equipment - 0.6%
HydroGen Corporation * (2)	435,324	2,146,148

Biotechnology - 4.1%
Cell Genesys, Inc. *	391,800	1,328,202
Combinatorx, Inc. *	276,700	2,396,222
Human Genome Sciences, Inc. *	312,700	3,889,988
Incyte Corporation *	598,400	3,494,656
lomai Corporation * (2)	417,700	2,080,146
Isis Pharmaceuticals, Inc. *	94,000	1,045,280
Zymogenetics, Inc. *	102,600	1,597,482

		15,831,976

Broadcasting & Cable TV - 1.4%
Salem Communications Corporation	311,700	3,724,815
WorldSpace, Inc. *	508,800	1,780,800

		5,505,615

Coal & Consumable Fuels - 5.0%
Evergreen Energy, Inc. *	1,912,500	18,914,625

Communications Equipment - 7.4%
ADC Telecommunications, Inc. *	366,000	5,317,980
Finisar Corporation *	3,620,100	11,692,923
PC-Tel, Inc. *	461,000	4,310,350
Symmetricom, Inc. *	751,700	6,705,164

		28,026,417

Computer Storage & Peripherals - 0.9%
Novatel Wireless, Inc. *	353,000	3,413,510

Construction & Engineering - 6.4%
Insituform Technologies, Inc. *	306,600	7,928,676
Shaw Group, Inc. * (1)	491,400	16,461,900

		24,390,576

Consumer Finance - 2.1%
First Marblehead Corporation	147,450	8,058,143

Data Processing & Outsourced Services -1.2%
Euronet Worldwide, Inc. *	157,000	4,661,330

Diversified Commercial & Professional Services - 2.3%
Equifax, Inc.	77,000	3,126,200
Navigant Consulting, Inc. *	289,000	5,710,640

		8,836,840

Electrical Components & Equipment - 7.7%
Lime Energy Company * (2)	218,800	196,920
Millennium Cell, Inc. *	262,700	246,938
Power-One, Inc. *	2,351,400	17,118,192
Roper Industries, Inc.	184,500	9,269,280
UQM Technologies, Inc. * (2)	961,172	2,633,611

		29,464,941

Electronic Equipment Manufacturers - 4.9%
Aeroflex, Inc. *	380,000	4,453,600
Cogent, Inc. *	163,000	1,794,630
Flir Systems, Inc. *	386,500	12,302,295

		18,550,525

Electronic Manufacturing Services - 2.3%
Maxwell Technologies, Inc. *	632,700	8,826,165

Health Care Equipment - 0.8%
Orthovita, Inc. *	800,000	2,904,000

Health Care Facilities - 2.2%
United Surgical Partners International, Inc. *	221,300	6,273,855
US Physical Therapy, Inc. *	171,500	2,100,875

		8,374,730

Health Care Services - 2.3%
Hythiam, Inc. *	216,400	1,999,536
Providence Service Corporation *	268,700	6,752,431

		8,751,967

Health Care Supplies - 0.4%
Regeneration Technologies, Inc. *	286,700	1,680,062

Heavy Electrical Equipment - 0.9%
Plug Power, Inc. *	864,800	3,364,072

Homefurnishing Retail - 0.3%
Kirkland’s, Inc. * (2)	221,565	1,112,256

Industrial Machinery -1.3%
Basin Water, Inc. *	416,500	2,819,705
Tennant Company	68,600	1,989,400

		4,809,105

IT Consulting & Other Services - 0.5%
Keane, Inc. *	170,700	2,033,037

Marine Ports & Services - 0.0%
Aegean Marine Petroleum Network, Inc. *
	6,000	98,400

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series J (Mid Cap Growth Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Metal & Glass Containers - 5.6%
Pactiv Corporation *	593,100	$21,167,739
Oil & Gas Drilling - 3.9%
ENSCO International, Inc.	150,900	7,554,054
Helmerich & Payne, Inc.	296,300	7,250,461

		14,804,515

Oil & Gas Equipment & Services - 1.4%
BJ Services Company	143,000	4,192,760
Superior Energy Services, Inc. *	31,300	1,022,884

		5,215,644

Oil & Gas Refining & Marketing - 4.5%
Nova Biosource Fuels, Inc. *	716,200	1,683,070
Rentech, Inc. *	3,581,600	13,502,632
Syntroleum Corporation *	527,000	1,823,420

		17,009,122

Oil & Gas Storage & Transportation - 1.9%
Williams Companies, Inc.	271,600	7,094,192

Packaged Foods & Meats - 2.0%
Hormel Foods Corporation	201,000	7,505,340

Pharmaceuticals - 0.8%
Artes Medical, Inc. *	128,700	1,074,645
Hollis-Eden Pharmaceuticals, Inc. *	353,000	1,856,780

		2,931,425

Publishing - 0.7%
Dow Jones & Company, Inc.	70,400	2,675,200

Railroads - 1.8%
Kansas City Southern *	242,300	7,021,854

Regional Banks - 1.1%
Boston Private Financial Holdings, Inc.	145,600	4,107,376

Semiconductor Equipment - 0.0%
Semitool, Inc. *	10,900	145,079

Semiconductors - 6.2%
Applied Micro Circuits Corporation *	1,765,000	6,283,400
IXYS Corporation * (2)	1,057,400	9,410,860
Mindspeed Technologies, Inc. *	2,613,700	4,992,167
Netlogic Microsystems, Inc. *	65,400	1,418,526
QuickLogic Corporation *	517,900	1,538,163

		23,643,116

Specialized Consumer Services - 2.1%
Weight Watchers International, Inc.	150,900	7,926,777

Systems Software - 2.3%
Progress Software Corporation *	150,000	4,189,500
Sybase, Inc. *	185,800	4,589,260

		8,778,760

Thrifts & Mortgage Finance - 3.0%
Clayton Holdings, Inc. *	613,500	11,478,585

Trading Companies & Distributors - 1.2%
MSC Industrial Direct Company, Inc.	115,000	4,502,250

TOTAL COMMON STOCK (Cost $303,177,380)		$379,264,604

PREFERRED STOCK - 0.0%
Environmental & Facilities
Services - 0.0%
ThermoEnergy Corporation PIPE * (2)(3)(4)(5)(6)	1,380,000	193,200

TOTAL PREFERRED STOCK (Cost $1,302,103)		$193,200

WARRANTS - 0.2%
Warrants - 0.2%
Hollis-Eden Pharmaceuticals, Inc.
$ 15.45, 6/19/2007 (4)	18,126	227
Lime Energy Company
$ 1.00, 3/19/2009 (2)(4)	43,050	20,530
Nova Oil, Inc.
$ 2.40, 7/5/2011 (4)	358,100	594,803
Orthovita, Inc.
$ 4.00, 6/26/2008 (4)	175,000	102,837
Syntroleum Corporation
$ 7.60, 5/26/2008	29,100	23,280
ThermoEnergy Corporation
$ 0.75, 7/14/2008 (2)(3)(4)(6)	1,380,000	61,962

		803,639

TOTAL WARRANTS (Cost $1,676,719)		$803,639

	Principal Amount	Value
REPURCHASE AGREEMENT - 0.3%
United Missouri Bank, 4.85%, dated 12-29-06, matures 01-02-07; repurchase amount of $970,523 (Collateralized by FHLMC, 5.00%, 08-15-35 & FHLMC, 5.00%, 09-15-36 with a combined value of $990,037)	$970,000	$970,000

TOTAL REPURCHASE AGREEMENT (Cost $970,000)		$970,000

Total Investments (SBL J Fund) (Cost $307,126,202) - 100.1%		$381,231,443
Liabilities in Excess of Other Assets - (0.1)%		(567,443)

TOTAL NET ASSETS - 100.0%		$380,664,000

Footnotes

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series J (Mid Cap Growth Series)
December 31, 2006 - continued

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $307,131,832.

*	- Non-income producing security

1	- Security is segregated as collateral for open written options contracts.

2	- Security is deemed illiquid. See Notes to financial statements.

3	- Security is restricted from resale. See Notes to financial statements.

4	- Security is fair valued by the Board of Directors. See Notes to financial statements.

5	- PIPE (Private Investment in Public Equity)-Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

6	- Investment in an affiliated issuer. See Notes to Financials.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series J

(Mid Cap Growth Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in unaffiliated issues, at value[1]	$380,976,281
Investments in affiliated issues, at value[2]	255,162
Receivables:
Securities sold	415,780
Fund shares sold	74,447
Dividends	83,776
Prepaid expenses	9,476

Total assets	381,814,922

Liabilities:
Payable for:
Fund shares redeemed .	396,342
Securities purchased	30,133
Written options, at value (premiums received, $ 273,294)	366,750
Management fees	241,143
Custodian fees	4,735
Transfer agent/maintenance fees .	2,083
Aministration fees	30,995
Professional fees	38,552
Directors’ fees	10,000
Other fees	30,189

Total liabilities	1,150,922

Net Assets	$380,664,000

Net assets consist of:
Paid in capital	$266,550,022
Undistributed net realized gain on sale of investments and options written	40,102,194
Net unrealized appreciation in value of investments and options written	74,011,784

Net assets	$380,664,000

Capital shares authorized	unlimited
Capital shares outstanding	12,176,028
Net asset value per share (net assets divided by shares outstanding)	$31.26

[1]Investments in unaffiliated issues, at cost	$305,470,202
[2]Investments in affiliated issues, at cost	$1,656,000

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends	$1,277,044
Interest	441,876

Total investment income	1,718,920

Expenses:
Management fees	3,091,598
Custodian fees	31,279
Transfer agent/maintenance fees	25,190
Administration fees	393,448
Directors' fees	19,862
Professional fees	55,066
Reports to shareholders	76,778
Other expenses	18,296

Total expenses .	3,711,517
Less: Earnings credits applied	(195)

Net expenses	3,711,322

Net investment loss	(1,992,402)

Net Realized and Unrealized Gain (Loss):
Net realized gain during the year on:
Investments	41,479,934
Options written	1,427,852

Net realized gain	42,907,786

Net unrealized depreciation during the year on:
Investments	(20,891,208)
Options written	(183,400)

Net unrealized depreciation	(21,074,608)

Net realized and unrealized gain	21,833,178

Net increase in net assets resulting from operations	$19,840,776

See accompanying notes.

Series J
Statement of Changes in Net Assets	(Mid Cap Growth Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment loss	$(1,992,402)	$(1,885,536)
Net realized gain during the year on investments and options written	42,907,786	38,242,429
Net unrealized depreciation during the year on investments and options written	(21,074,608)	(7,948,763)

Net increase in net assets resulting from operations	19,840,776	28,408,130

Capital share transactions:
Proceeds from sale of shares	76,838,640	68,323,999
Cost of shares redeemed	(136,813,260)	(113,722,888)

Net decrease from capital share transactions	(59,974,620)	(45,398,889)

Net decrease in net assets	(40,133,844)	(16,990,759)

Net assets:
Beginning of year	420,797,844	437,788,603

End of year	$380,664,000	$420,797,844

Accumulated net investment loss at end of year	$—	$—

Capital Share Activity:
Shares sold	2,485,919	2,526,797
Shares redeemed	(4,435,068)	(4,248,530)

Total capital share activity	(1,949,149)	(1,721,733)

See accompanying notes.

Financial Highlights	Series J
Selected data for each share of capital stock outstanding throughout each year	(Mid Cap Growth Series)

	2006	2005	2004	2003[d]	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$29.79	$27.63	$25.09	$16.05	$24.12

Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.13)	(0.14)	(0.11)	(0.11)
Net gain (loss) on securities (realized and unrealized)	1.63	2.29	2.68	9.15	(6.69)

Total from investment operations	1.47	2.16	2.54	9.04	(6.80)

Less distributions:
Distributions from realized gains	—	—	—	—	(1.27)

Total distributions	—	—	—	—	(1.27)

Net asset value, end of period	$31.26	$29.79	$27.63	$25.09	$16.05

Total Return[a]	4.93%	7.82%	10.12%	56.32%	(29.48%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$380,664	$420,798	$437,789	$447,928	$293,378

Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.47%)	(0.53%)	(0.55%)	(0.56%)
Total expenses[b]	0.90%	0.90%	0.88%	0.83%	0.83%
Net expenses[c]	0.90%	0.90%	0.88%	0.83%	0.83%

Portfolio turnover rate	29%	29%	37%	61%	41%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[d]	The financial highlights for Series J exclude the historical financial highlights of Series T. The assets of Series T were acquired by Series J on October 3, 2003.

See accompanying notes.

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Series N
Manager’s Commentary	(Managed Asset Allocation Series)
February 15, 2007	(unaudited)

Advisor, T. Rowe Price Associates, Inc.

Edmund M. Notzon

Portfolio Manager

Environment

Despite a sharp decline from mid-May through mid-June, U.S. stocks rose strongly in 2006, the market’s fourth consecutive year of gains since the end of the 2000-2002 bear market. In fact, several major indexes reached six-year highs, if not record levels. Equities were lifted by substantial merger and leveraged buyout activity, continued strong corporate earnings growth despite an economic deceleration, and declining oil prices and long-term interest rates in the second half of the year. Investors were also pleased that the Federal Reserve, which increased the federal funds target rate to 5.25% by mid-year, refrained from raising it in the last six months in anticipation that slower economic growth would allow inflation to moderate over time.

U.S. bonds produced good returns in 2006, thanks primarily to favorable performance stemming from falling intermediate- and long-term interest rates in the last six months. The economy appears to be in the middle of a “soft landing”, a period of below-average growth during an economic expansion that allows inflation and interest rates to ease but does not result in a recession. High-yield corporate bonds substantially outperformed investment-grade issues, as investors seeking higher returns continued to embrace risk. In the high-quality universe, mortgage-backed securities fared best, but asset-backed and corporate securities also did well. Treasuries lagged, as yields across all maturities at the end of 2006 were higher than at the end of 2005.

Non-U.S. stocks outperformed their domestic counterparts, as returns were enhanced by the U.S. dollar’s weakness versus European and some Asian currencies. Emerging markets did best, led by shares in Latin America. In the developed regions of the world, European equities produced excellent returns, whereas Japanese stock gains in U.S. dollar terms were more moderate. The MSCI EAFE Index, which measures the performance of equities in Europe, Australia, and the Far East, returned 10.40%.

Performance

Series N of the SBL Fund - Managed Asset Allocation Series returned 12.08% for the year ended December 31, 2006, outperforming its 60% S&P 500/40% Lehman Brothers U.S. Aggregate benchmark, which returned 11.11%. Overweighting stocks relative to bonds added to results. The S&P 500 returned 15.79% over the past year, and the Lehman Brothers U.S. Aggregate Index returned 4.33%.

Portfolio Highlights

At the start of the year, the Series had a 6% overweight in stocks and ended with a 3.5% overweight in stocks which benefited overall performance. Although we remain over weight stocks versus bonds, we have moderated our overweight position in light of lower economic growth expectations.

Stocks significantly outperformed bonds during the year. Series performance was helped by both the U.S. large-cap and international equity components. Following a prolonged period of outperformance by small-cap stocks and due to less compelling valuations, we have been favoring large-cap over small-cap stocks. Against a backdrop of potentially lower U.S. growth, sectors that are more sensitive to the domestic economy, such as small-cap stocks, may face a more challenging profit environment.

Outlook

Economic growth and corporate profits remain supportive of equities, although both are likely to trend lower reflecting the more moderate growth environment and input price pressures.

Sincerely,

Edmund N. Notzon, Portfolio Manager

Series N
Manager’s Commentary	(Managed Asset Allocation Series)
December 31, 2006	(unaudited)

PERFORMANCE

Series N vs. Blended Index and S&P 500 Index

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on December 31, 1996 and reflects the fees and expenses of Series N. The blended index is 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	10 Years
Series N	12.08%	7.71%	7.70%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector for Equity Holdings & Quality Ratings (Based on Standard and Poor’s Ratings) for Fixed Income Holdings

Consumer Discretionary	7.09%
Consumer Staples	5.23
Energy	6.20
Financials	15.23
Health Care	7.46
Industrials	7.63
Information Technology	8.92
Materials	2.26
Telecommunication Services	2.31
Utilities	2.27
AAA	23.95
AA	0.79
A	2.80
BBB	3.14
BB	1.15
B	2.23
CCC	0.10
Not Rated	0.61
Short Term Investments	0.51
Cash & other assets, less liabilities	0.12
Total net assets	100.00%

See accompanying notes.

Series N
Manager’s Commentary	(Managed Asset Allocation Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series N (Managed Asset Allocation Series)
Actual	$1,000.00	$1,097.60	$7.51
Hypothetical	1,000.00	1,018.05	7.22

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 9.76%.

[2]

Expenses are equal to the Series annualized expense ratio of 1.42%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 55.1%
Advertising - 0.1%
Lamar Advertising Company *	2,300	$150,397
WPP Group plc ADR	100	6,774

		157,171

Aerospace & Defense - 1.2%
Boeing Company	2,790	247,864
DRS Technologies, Inc.	105	5,531
General Dynamics Corporation	1,400	104,090
Honeywell International, Inc.	4,700	212,628
L-3 Communications Holdings, Inc.	200	16,356
MTC Technologies, Inc. *	300	7,065
Raytheon Company	3,400	179,520
Rockwell Collins, Inc.	3,800	240,502
Teledyne Technologies, Inc. *	100	4,013
Triumph Group, Inc.	300	15,729
United Technologies Corporation	3,710	231,949

		1,265,247

Agricultural Products - 0.1%
Archer-Daniels-Midland Company	1,700	54,332

Air Freight & Logistics - 0.3%
Expediters International Washington, Inc.	3,700	149,850
FedEx Corporation	400	43,448
United Parcel Service, Inc. (CI.B)	1,100	82,478
UTi Worldwide, Inc.	900	26,910

		302,686

Airlines - 0.2%
Republic Airways Holdings, Inc. *	800	13,424
Skywest, Inc.	800	20,408
Southwest Airlines Company	9,100	139,412

		173,244

Aluminum - 0.1%
Alcoa, Inc.	2,000	60,020

Apparel Retail - 0.3%
AnnTaylor Stores Corporation *	100	3,284
Chico’s FAS, Inc. *	1,000	20,690
HOT Topic, Inc. *	400	5,336
Pacific Sunwear of California *	600	11,748
Ross Stores, Inc.	3,800	111,340
TJX Companies, Inc.	6,500	185,120

		337,518

Apparel, Accessories & Luxury Goods - 0.0%
Fossil, Inc. *	600	13,548
Quiksilver, Inc. *	300	4,725

		18,273

Application Software - 0.3%
Autodesk, Inc. *	3,700	149,702
Cadence Design Systems, Inc. *	400	7,164
Factset Research Systems, Inc.	250	14,120
Fair Isaac Corporation	645	26,219
Jack Henry & Associates, Inc.	300	6,420
NAVTEQ Corporation *	1,800	62,946

		266,571

Asset Management & Custody Banks - 0.8%
Affiliated Managers Group, Inc. *	1,050	110,386
Ameriprise Financial, Inc.	1,740	94,830
Eaton Vance Corporation	600	19,806
Franklin Resources, Inc.	1,000	110,170
Investors Financial Services Corporation	2,600	110,942
Legg Mason, Inc.	1,100	104,555
Northern Trust Corporation	1,100	66,759
State Street Corporation	3,700	249,528

		866,976

Auto Parts & Equipment - 0.0%
Autoliv, Inc.	500	30,150
Gentex Corporation	700	10,892

		41,042

Automobile Manufacturers - 0.0%
Winnebago Industries	100	3,291

Biotechnology - 0.9%
Alkermes, Inc. *	900	12,033
Amgen, Inc. *	5,210	355,895
Biogen Idec, Inc. *	2,000	98,380
Celgene Corporation *	2,000	115,060
Cephalon, Inc. *	895	63,017
Digene Corporation *	300	14,376
Genentech, Inc. *	1,300	105,469
Genzyme Corporation *	600	36,948
Gilead Sciences, Inc. *	2,400	155,832
Martek Biosciences Corporation *	200	4,668
Neurocrine Biosciences, Inc. *	300	3,126
Senomyx, Inc. *	200	2,598

		967,402

Brewers - 0.2%
Anheuser-Busch Companies, Inc.	4,200	206,640
Boston Beer Company, Inc. *	400	14,392
Compania Cervecerias Unidas S.A. ADR	900	26,730

		247,762

Broadcasting & Cable TV - 0.7%
Comcast Corporation *	7,700	325,941
Cox Radio, Inc. *	500	8,150
DIRECTV Group, Inc. *	1,340	33,420
Discovery Holding Company *	966	15,543
EchoStar Communications Corporation *	3,800	144,514
The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Broadcasting & Cable TV (continued)
Emmis Communications Corporation	200	$1,648
EW Scripps Company	600	29,964
Liberty Global, Inc. *	275	8,016
Liberty Media Corporation - Capital *	1,198	117,380
Radio One, Inc. (CI.D) *	1,000	6,740

		691,316

Building Products - 0.1%
American Standard Companies, Inc.	700	32,095
Masco Corporation	2,700	80,649
Trex Company, Inc. *	100	2,289
Universal Forest Products, Inc.	200	9,324

		124,357

Casinos & Gaming - 0.4%
Harrah’s Entertainment, Inc.	1,300	107,536
International Game Technology	3,500	161,700
Shuffle Master, Inc. *	400	10,480
Station Casinos, Inc.	400	32,668
Wynn Resorts, Ltd.	1,400	131,390

		443,774

Catalog Retail - 0.0%
Liberty Media Corporation - Interactive *	1,341	28,925

Coal & Consumable Fuels - 0.1%
Consol Energy, Inc.	2,300	73,899

Communications Equipment - 1.5%
Alcatel-Lucent ADR	4,372	62,172
Blue Coat Systems, Inc. *	300	7,185
Ciena Corporation *	600	16,626
Cisco Systems, Inc. *	23,000	628,590
F5 Networks, Inc. *	400	29,684
Inter-Telephone, Inc.	600	13,296
Juniper Networks, Inc. *	15,400	291,676
Motorola, Inc.	13,200	271,392
Nokia Oyj ADR	1,100	22,352
Plantronics, Inc.	200	4,240
Polycom, Inc. *	500	15,455
Qualcomm, Inc.	5,000	188,950

		1,551,618

Computer & Electronics Retail - 0.1%
Best Buy Company, Inc.	2,325	114,367

Computer Hardware - 1.7%
Apple Computer, Inc. *	5,800	492,072
Avid Technology, Inc. *	600	22,356
Dell, Inc. *	15,200	381,368
Hewlett-Packard Company	7,600	313,044
International Business Machines Corporation	1,420	137,953
Sun Microsystems, Inc. *	72,800	394,576

		1,741,369

Computer Storage & Peripherals - 0.2%
EMC Corporation *	7,500	99,000
Network Appliance, Inc. *	1,400	54,992
Rackable Systems, Inc. *	100	3,097
SanDisk Corporation *	1,100	47,333

		204,422

Construction & Engineering - 0.0%
Fluor Corporation	500	40,825
Insituform Technologies, Inc. *	400	10,344

		51,169

Construction & Farm Machinery & Heavy Trucks - 0.1%
Caterpillar, Inc.	700	42,931
Joy Global, Inc.	1,200	58,008
Oshkosh Truck Corporation	700	33,894

		134,833

Consumer Electronics - 0.0%
Harman International Industries, Inc.	400	39,964

Consumer Finance - 0.4%
American Express Company	4,100	248,747
SLM Corporation	3,600	175,572

		424,319

Data Processing & Outsourced Services - 0.6%
Affiliated Computer Services, Inc. *	1,000	48,840
Automatic Data Processing, Inc.	3,800	187,150
Checkfree Corporation *	900	36,144
Computer Sciences Corporation *	700	37,359
DST Systems, Inc. *	500	31,315
Fidelity National Information Services, Inc.	600	24,054
First Data Corporation	3,700	94,424
Global Payments, Inc.	400	18,520
Heartland Payment Systems, Inc.	100	2,825
Iron Mountain, Inc. *	750	31,005
Western Union Company	3,700	82,954

		594,590

Department Stores - 0.5%
Kohl’s Corporation *	7,170	490,643
Lotte Shopping Company, Ltd. GDR * (1)(2)(3)	900	18,678

		509,321

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Distributors - 0.1%
Genuine Parts Company	1,400	$66,402

Diversified Banks - 1.3%
U.S. Bancorp	15,100	546,469
Wells Fargo & Company	21,840	776,630

		1,323,099

Diversified Chemicals - 0.3%
Cabot Corporation	300	13,071
Dow Chemical Company	4,000	159,760
E.I. Du Pont de Nemours & Company	3,851	187,582

		360,413

Diversified Commercial & Professional Services - 0.1%
Advisory Board Company *	400	21,416
ChoicePoint, Inc. *	266	10,475
Corporate Executive Board Company	500	43,850
Global Cash Access Holdings, Inc. *	400	6,492
Navigant Consulting, Inc. *	300	5,928

		88,161

Diversified Metals & Mining - 0.1%
Phelps Dodge Corporation	200	23,944
Rio Tinto plc ADR	500	106,245

		130,189

Drug Retail - 0.3%
CVS Corporation	3,500	108,185
Walgreen Company	4,400	201,916

		310,101

Education Services - 0.0%
Apollo Group, Inc. *	500	19,485
Corinthian Colleges, Inc. *	100	1,363

		20,848

Electric Utilities - 1.1%
American Electric Power Company, Inc.	1,100	46,838
Duke Energy Corporation	7,200	239,112
Edison International	2,800	127,344
El Paso Electric Company *	300	7,311
Entergy Corporation	2,600	240,032
Exelon Corporation	4,760	294,596
Great Plains Energy, Inc.	900	28,620
Pinnacle West Capital Corporation	800	40,512
PPL Corporation	3,700	132,608

		1,156,973

Electrical Components & Equipment - 0.0%
Belden CDT, Inc.	300	11,727

Electronic Equipment Manufacturers - 0.1%
AVX Corporation	800	11,832
Color Kinetics, Inc. *	600	12,810
Flir Systems, Inc. *	600	19,098
Littelfuse, Inc. *	200	6,376
Tektronix, Inc.	1,000	29,170

		79,286

Electronic Manufacturing Services - 0.1%
Cyberoptics Corporation *	700	8,869
Flextronics International, Ltd. *	3,700	42,476
Jabil Circuit, Inc.	2,900	71,195
Mercury Computer Systems, Inc. *	300	4,008
Plexus Corporation *	600	14,328
TTM Technologies, Inc. *	1,200	13,596

		154,472

Environmental & Facilities Services - 0.2%
Republic Services, Inc.	2,700	109,809
Waste Connections, Inc. *	300	12,465
Waste Management, Inc.	2,400	88,248

		210,522

Fertilizers & Agricultural Chemicals - 0.1%
Monsanto Company	2,400	126,072
Mosaic Company *	800	17,088

		143,160

Food Distributors - 0.2%
Performance Food Group Company *	300	8,292
Sysco Corporation	3,900	143,364
United Natural Foods, Inc. *	500	17,960

		169,616

Food Retail - 0.1%
Kroger Company	2,100	48,447
Whole Foods Market, Inc.	300	14,079

		62,526

Footwear - 0.1%
Nike, Inc. (CI.B)	640	63,379

Forest Products - 0.1%
Weyerhaeuser Company	1,400	98,910

Gas Utilities - 0.1%
AGL Resources, Inc.	1,400	54,474
National Fuel Gas Company	900	34,686
WGL Holdings, Inc.	600	19,548

		108,708

General Merchandise Stores - 0.3%
Dollar Tree Stores, Inc. *	200	6,020

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
General Merchandise Stores (continued)
Target Corporation	5,300	$302,365

		308,385

Gold - 0.1%
Newmont Mining Corporation	2,400	108,360

Health Care Equipment - 0.8%
Aspect Medical Systems, Inc. *	500	9,405
Baxter International, Inc.	1,200	55,668
Becton Dickinson & Company	1,000	70,150
Boston Scientific Corporation *	7,300	125,414
CR Bard, Inc.	400	33,188
Cytyc Corporation *	1,000	28,300
Edwards Lifesciences Corporation *	300	14,112
Hospira, Inc. *	1,300	43,654
Medtronic, Inc.	6,100	326,411
Respironics, Inc. *	100	3,775
St. Jude Medical, Inc. *	2,800	102,368
STERIS Corporation	700	17,619
Thoratec Corporation *	700	12,306
Zimmer Holdings, Inc. *	200	15,676

		858,046

Health Care Facilities - 0.1%
Community Health Systems, Inc. *	400	14,608
LifePoint Hospitals, Inc. *	200	6,740
Manor Care, Inc.	1,800	84,456
Symbion, Inc. *	400	7,404
Triad Hospitals, Inc. *	210	8,784
United Surgical Partners International, Inc. *	400	11,340

		133,332

Health Care Services - 0.5%
Caremark Rx, Inc.	3,000	171,330
DaVita, Inc. *	550	31,284
Express Scripts, Inc. *	1,400	100,240
Medco Health Solutions, Inc. *	2,963	158,343
Omnicare, Inc.	2,700	104,301

		565,498

Health Care Supplies - 0.1%
Alcon, Inc.	600	67,062
Dentsply International, Inc.	600	17,910
Merit Medical Systems, Inc. *	700	11,088

		96,060

Health Care Technology - 0.0%
Computer Programs & Systems, Inc.	800	27,192

Home Entertainment Software - 0.1%
Activision, Inc. *	1,033	17,809
Electronic Arts, Inc. *	1,100	55,396

		73,205

Home Furnishings - 0.0%
Mohawk Industries, Inc. *	200	14,972

Home Improvement Retail - 0.6%
Home Depot, Inc.	10,550	423,688
Lowe’s Companies, Inc.	5,900	183,785

		607,473

Homebuilding - 0.2%
DR Horton, Inc.	3,100	82,119
Lennar Corporation	2,100	110,166
Meritage Homes Corporation *	150	7,158
Toll Brothers, Inc. *	600	19,338

		218,781

Homefurnishing Retail - 0.3%
Bed Bath & Beyond, Inc. *	6,600	251,460
Cost Plus, Inc. *	200	2,060
Williams-Sonoma, Inc.	400	12,576

		266,096

Hotels, Resorts & Cruise Lines - 0.2%
Hilton Hotels Corporation	1,700	59,330
Marriott International, Inc.	2,800	133,616
Wyndham Worldwide Corporation *	880	28,178

		221,124

Household Appliances - 0.0%
iRobot Corporation *	200	3,612

Household Products - 1.2%
Clorox Company	1,100	70,565
Colgate-Palmolive Company	1,900	123,956
Kimberly-Clark Corporation	1,200	81,540
Procter & Gamble Company	15,715	1,010,003

		1,286,064

Housewares & Specialties - 0.1%
Fortune Brands, Inc.	600	51,234
Jarden Corporation *	100	3,479

		54,713

Human Resource & Employment Services - 0.2%
Manpower, Inc.	200	14,986
Monster Worldwide, Inc. *	2,100	97,944
Robert Half International, Inc.	1,200	44,544
Taleo Corporation *	1,200	16,404

		173,878

Hypermarkets & Super Centers - 0.6%
Costco Wholesale Corporation	2,200	116,314
Wal-Mart Stores, Inc.	11,100	512,598

		628,912

Independent Power Producers & Energy - 0.1%
Constellation Energy Group, Inc.	1,300	89,531

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Independent Power Producers & Energy Traders - 0.3%
AES Corporation *	7,200	$158,688
Dynegy, Inc. *	11,614	84,085
Mirant Corporation *	1,500	47,355
NRG Energy, Inc. *	800	44,808

		334,936

Industrial Conglomerates - 2.6%
3M Company	4,800	374,064
General Electric Company	44,800	1,667,008
Tyco International, Ltd.	21,600	656,640

		2,697,712

Industrial Gases - 0.1%
Praxair, Inc.	1,300	77,129

Industrial Machinery - 0.7%
Actuant Corporation	700	33,355
Briggs & Stratton Corporation	400	10,780
Danaher Corporation	4,500	325,980
Eaton Corporation	800	60,112
Harsco Corporation	300	22,830
Illinois Tool Works, Inc.	5,900	272,521
Nordson Corporation	200	9,966
Pall Corporation	1,100	38,005

		773,549

Industrial REIPs - 0.1%
AMB Property Corporation	200	11,722
EastGroup Properties, Inc.	400	21,424
First Potomac Realty Trust	200	5,822
Prologis	1,700	103,309

		142,277

Insurance Brokers - 0.3%
AON Corporation	3,500	123,690
Arthur J Gallagher & Company	500	14,775
Marsh & McLennan Companies, Inc.	2,500	76,650
Willis Group Holdings, Ltd.	1,700	67,507

		282,622

Integrated Oil & Gas - 3.4%
BP pic ADR	200	13,420
Chevron Corporation	9,250	680,153
ConocoPhillips	5,100	366,945
Exxon Mobil Corporation	26,380	2,021,499
Murphy Oil Corporation	2,700	137,295
Occidental Petroleum Corporation	2,200	107,426
Petroleo Brasileiro S.A. ADR	1,000	93,480
Royal Dutch Shell pic (CI.B) ADR	100	7,115
Total S.A. ADR	1,400	100,688

		3,528,021

Integrated Telecommunication Services - 1.2%
AT&T, Inc.	14,500	518,375
BellSouth Corporation	8,900	419,279
TELUS Corporation	1,700	75,939
Verizon Communications, Inc.	5,734	213,534

		1,227,127

Internet Retail - 0.2%
Amazon.com, Inc. *	5,100	201,246
Drugstore.com *	1,500	5,490
Expedia, Inc. *	450	9,441
IAC*	550	20,438

		236,615

Internet Software & Services - 0.8%
CNET Networks, Inc. *	1,600	14,544
Cybersource Corporation *	500	5,510
Digital Insight Corporation *	500	19,245
Google, Inc. *	1,210	557,181
VeriSign, Inc. *	4,900	117,845
Websense, Inc. *	900	20,547
Yahoo!, Inc. *	4,800	122,592

		857,464

Investment Banking & Brokerage - 1.6%
Charles Schwab Corporation	4,900	94,766
E*Trade Financial Corporation *	8,800	197,296
Goldman Sachs Group, Inc.	2,600	518,310
Lehman Brothers Holdings, Inc.	4,100	320,292
Merrill Lynch & Company, Inc.	900	83,790
Morgan Stanley	5,100	415,293
Stifel Financial Corporation *	200	7,846
TD Ameritrade Holding Corporation	1,200	19,416
TradeStation Group, Inc. *	1,300	17,875

		1,674,884

IT Consulting & Other Services - 0.1%
Accenture, Ltd.	2,900	107,097
CACI International, Inc. *	100	5,650
Cognizant Technology Solutions Corporation *	300	23,148
Inforte Corporation *	1,500	5,610
NCI, Inc. *	200	3,058
SRA International, Inc. *	400	10,696

		155,259

Leisure Products - 0.1%
Brunswick Corporation	1,000	31,900
Hasbro, Inc.	1,600	43,600
Marvel Entertainment, Inc. *	400	10,764
Pool Corporation	612	23,972

		110,236

Life & Health Insurance - 0.6%
Metlife, Inc.	5,500	324,555
Protective Life Corporation	500	23,750
Prudential Financial, Inc.	3,000	257,580

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Life & Health Insurance (continued)
Stancorp Financial Group, Inc.	500	$22,525

		628,410

Life Sciences Tools & Services - 0.2%
Charles River Laboratories International, Inc. *	300	12,975
Invitrogen Corporation *	316	17,882
Techne Corporation *	200	11,090
Thermo Fisher Scientific, Inc. *	2,300	104,167
Waters Corporation *	500	24,485

		170,599

Managed Health Care - 0.9%
Aetna, Inc.	2,300	99,314
Cigna Corporation	900	118,413
Healthspring, Inc. *	100	2,035
Humana, Inc. *	1,200	66,372
UnitedHealth Group, Inc.	6,500	349,245
WellPoint, Inc. *	3,300	259,677

		895,056

Mortgage REIT’s - 0.0%
CapitalSource, Inc.	300	8,193

Motorcycle Manufacturers - 0.1%
Harley-Davidson, Inc.	1,500	105,705

Movies & Entertainment - 0.9%
DreamWorks Animation SKG, Inc.*	400	11,796
News Corporation	7,200	154,656
Time Warner, Inc.	12,700	276,606
Viacom, Inc. (CI.B) *	4,800	196,944
Walt Disney Company	8,000	274,160

		914,162

Multi-Line Insurance - 1.3%
American International Group, Inc.	12,875	922,623
Assurant, Inc.	500	27,625
Genworth Financial, Inc.	3,700	126,577
Hartford Financial Services Group, Inc.	2,200	205,282
Loews Corporation	1,400	58,058

		1,340,165

Multi-Utilities - 0.3%
Alliant Energy Corporation	800	30,216
Energy East Corporation	1,000	24,800
NiSource, Inc.	1,000	24,100
OGE Energy Corporation	1,000	40,000
Public Service Enterprise Group, Inc.	1,200	79,656
TECO Energy, Inc.	3,800	65,474

		264,246

Office REIT’s - 0.3%
Boston Properties, Inc.	1,400	156,632
Corporate Office Properties Trust SBI MD	100	5,047
Duke Realty Corporation	500	20,450
Reckson Associates Realty Corporation	500	22,800
SL Green Realty Corporation	500	66,390

		271,319

Office Services & Supplies - 0.2%
Avery Dennison Corporation	1,100	74,723
Herman Miller, Inc.	1,000	36,360
Pitney Bowes, Inc.	1,800	83,142

		194,225

Oil & Gas Drilling - 0.3%
Grey Wolf, Inc. *	1,500	10,290
Helmerich & Payne, Inc.	1,000	24,470
Nabors Industries, Ltd. *	2,400	71,472
Patterson-UTI Energy, Inc.	800	18,584
Transocean, Inc. *	2,809	227,220

		352,036

Oil & Gas Equipment & Services - 1.0%
Baker Hughes, Inc.	2,200	164,252
BJ Services Company	2,000	58,640
Cameron International Corporation *	500	26,525
FMC Technologies, Inc. *	1,871	115,310
Grant Prideco, Inc. *	2,900	115,333
Halliburton Company	1,100	34,155
National Oilwell Varco, Inc. *	600	36,708
Schlumberger, Ltd.	7,300	461,068
Smith International, Inc.	100	4,107

		1,016,098

Oil & Gas Exploration & Production - 0.4%
Anadarko Petroleum Corporation	1,126	49,004
Bois d’Arc Energy, Inc. *	300	4,389
Comstock Resources, Inc. *	1,000	31,060
Devon Energy Corporation	1,000	67,080
EOG Resources, Inc.	1,400	87,430
Forest Oil Corporation *	400	13,072
Newfield Exploration Company *	800	36,760
Pioneer Natural Resources Company	700	27,783
XTO Energy, Inc.	1,800	84,690

		401,268

Oil & Gas Refining & Marketing - 0.1%
Valero Energy Corporation	2,200	112,552

Oil & Gas Storage & Transportation - 0.2%
Williams Companies, Inc.	8,900	232,468

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Other Diversified Financial Services - 2.6%
Bank of America Corporation	13,776	$735,501
Citigroup, Inc.	25,773	1,435,556
JPMorgan Chase & Company	11,936	576,509

		2,747,566

Packaged Foods & Meats - 0.3%
General Mills, Inc.	2,500	144,000
Kellogg Company	1,800	90,108
Kraft Foods, Inc.	700	24,990
Sara Lee Corporation	1,300	22,139
SunOpta, Inc. *	2,900	25,520
Tootsie Roll Industries, Inc.	169	5,526

		312,283

Paper Packaging - 0.0%
Smurfit-Stone Container Corporation *	900	9,504

Paper Products - 0.2%
Bowater, Inc.	1,200	27,000
International Paper Company	4,100	139,810

		166,810

Personal Products - 0.1%
Avon Products, Inc.	4,300	142,072

Pharmaceuticals - 3.1%
Abbott Laboratories	5,000	243,550
Allergan, Inc.	1,100	131,714
Barr Pharmaceuticals, Inc. *	900	45,108
Bristol-Myers Squibb Company	1,500	39,480
Eli Lilly & Company	4,840	252,164
GlaxoSmithKline plc ADR	500	26,380
Johnson & Johnson	13,058	862,089
Medicis Pharmaceutical Corporation	300	10,539
Merck & Company, Inc.	9,800	427,280
Noven Pharmaceuticals, Inc. *	600	15,270
Pfizer, Inc.	28,773	745,221
Schering-Plough Corporation	8,200	193,848
Sepracor, Inc. *	300	18,474
Wyeth	5,900	300,428

		3,311,545

Property & Casualty Insurance - 0.4%
Axis Capital Holdings, Ltd.	1,800	60,066
Infinity Property & Casualty Corporation	200	9,678
James River Group, Inc. *	100	3,232
Markel Corporation *	70	33,607
Mercury General Corporation	200	10,546
Ohio Casualty Corporation	200	5,962
ProAssurance Corporation *	200	9,984
Progressive Corporation	3,000	72,660
Selective Insurance Group	100	5,729
St. Paul Travelers Companies, Inc.	2,114	113,501
XL Capital, Ltd.	1,300	93,626

		418,591

Publishing - 0.2%
Gannett Company, Inc.	680	41,113
Getty Images, Inc. *	400	17,128
Idearc, Inc. *	110	3,151
McGraw-Hill Companies, Inc.	1,300	88,426
Meredith Corporation	300	16,905
Scholastic Corporation *	200	7,168
Tribune Company	1,500	46,170

		220,061

Railroads - 0.5%
Norfolk Southern Corporation	6,100	306,769
Union Pacific Corporation	2,300	211,646

		518,415

Regional Banks - 1.2%
City National Corporation	100	7,120
Commerce Bancshares, Inc.	570	27,601
East West Bancorp, Inc.	500	17,710
Fifth Third Bancorp	6,400	261,952
First Horizon National Corporation	4,300	179,654
Mercantile Bankshares Corporation	750	35,092
Popular, Inc.	1,100	19,745
SunTrust Banks, Inc.	5,100	430,695
Synovus Financial Corporation	7,200	221,976
TCF Financial Corporation	300	8,226
UCBH Holdings, Inc.	1,400	24,584
Virginia Commerce Bancorp, Inc. *	150	2,982
Westamerica Bancorporation	100	5,063
Wilmington Trust Corporation	600	25,302

		1,267,702

Residential REIT’s - 0.2%
Archstone-Smith Trust	2,800	162,988
Camden Property Trust	500	36,925

		199,913

Restaurants - 0.0%
California Pizza Kitchen, Inc. *	300	9,993
Cheesecake Factory *	200	4,920
PF Chang’s China Bistro, Inc. *	200	7,676
Sonic Corporation *	900	21,555

		44,144

Retail REIT’s - 0.2%
Kimco Realty Corporation	900	40,455
Kite Realty Group Trust	300	5,586
Pennsylvania Real Estate Investment Trust	100	3,938
Regency Centers Corporation	600	46,902

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Retail REIT’s (continued)
Simon Property Group, Inc.	800	$81,032
Weingarten Realty Investors	800	36,888

		214,801

Semiconductor Equipment - 0.3%
Advanced Energy Industries, Inc. *	500	9,435
Applied Materials, Inc.	9,800	180,810
ASML Holding N.V. *	2,300	56,649
ATMI, Inc. *	200	6,106
Cymer, Inc. *	200	8,790
Entegris, Inc. *	1,112	12,032
Tessera Technologies, Inc. *	500	20,170
Varian Semiconductor Equipment Associates, Inc. *	300	13,656

		307,648

Semiconductors - 1.2%
Advanced Micro Devices, Inc. *	7,500	152,625
Analog Devices, Inc.	3,900	128,193
Broadcom Corporation *	2,000	64,620
Intel Corporation	24,900	504,225
Intersil Corporation	1,100	26,312
Marvell Technology Group, Ltd. *	10,200	195,738
Maxim Integrated Products, Inc.	3,000	91,860
Microchip Technology, Inc.	400	13,080
Omnivision Technologies, Inc. *	900	12,285
Semtech Corporation *	900	11,763
Texas Instruments, Inc.	3,100	89,280
Zoran Corporation *	989	14,420

		1,304,401

Soft Drinks - 0.8%
Coca-Cola Company	9,700	468,025
PepsiCo, Inc.	6,800	425,340

		893,365

Specialized Consumer Services - 0.1%
H&R Block, Inc.	2,700	62,208
Jackson Hewitt Tax Service, Inc.	500	16,985

		79,193

Specialized Finance - 0.5%
Chicago Mercantile Exchange Holdings, Inc.	550	280,363
IntercontinentalExchange, Inc. *	1,300	140,270
Moody’s Corporation	1,000	69,060

		489,693

Specialized REIT’s - 0.1%
LaSalle Hotel Properties	1,200	55,020
Potlatch Corporation	710	31,112

		86,132

Specialty Chemicals - 0.1%
Arch Chemicals, Inc.	700	23,317
Ecolab, Inc.	1,600	72,320
Sigma-Aldrich Corporation	300	23,316
Symyx Technologies *	700	15,113
Valspar Corporation	200	5,528

		139,594

Specialty Stores - 0.1%
AC Moore Arts & Crafts, Inc. *	300	6,501
Dick’s Sporting Goods, Inc. *	100	4,899
Hibbett Sporting Goods, Inc. *	800	24,424
PetSmart, Inc.	500	14,430
Staples, Inc.	2,850	76,095

		126,349

Steel - 0.1%
Nucor Corporation	2,140	116,972
Steel Dynamics, Inc.	1,000	32,450

		149,422

Systems Software - 1.6%
Borland Software Corporation *	600	3,264
Macrovision Corporation *	100	2,826
McAfee, Inc. *	3,700	105,006
Microsoft Corporation	39,400	1,176,484
Oracle Corporation *	10,000	171,400
Red Hat, Inc. *	8,600	197,800

		1,656,780

Technology Distributors - 0.0%
CDW Corporation	200	14,064
Insight Enterprises, Inc. *	600	11,322
Tech Data Corporation *	400	15,148

		40,534

Thrifts & Mortgage Finance - 0.5%
BankAtlantic Bancorp, Inc.	1,700	23,477
Countrywide Financial Corporation	6,100	258,945
IndyMac Bancorp, Inc.	500	22,580
PMI Group, Inc.	500	23,585
Radian Group, Inc.	300	16,173
Sovereign Bancorp, Inc.	2,200	55,858
Triad Guaranty, Inc. *	400	21,948
Washington Mutual, Inc.	2,600	118,274

		540,840

Tobacco - 0.8%
Altria Group, Inc.	10,130	869,357

Trading Companies & Distributors - 0.0%
Fastenal Company	1,000	35,880

Trucking - 0.0%
Dollar Thrifty Automotive Group *	700	31,927
Old Dominion Freight Line, Inc. *	850	20,460

		52,387

Wireless Telecommunication Services - 0.8%
America Movil S.A. de CV ADR	1,500	67,830
American Tower Corporation *	7,930	295,630

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Wireless Telecommunication Services (continued)
Crown Castle International Corporation *	8,800	$284,240
NTELOS Holdings Corporation *	300	5,364
Rogers Communications, Inc. (CI.B)	2,100	125,160
Vodafone Group plc ADR	3,900	108,342
Wireless Facilities, Inc. *	1,100	3,135

		889,701

TOTAL COMMON STOCK (Cost $48,935,546)		$58,022,520

FOREIGN STOCK- 9.5%
Australia - 0.7%
Alinta, Ltd.	5,488	51,200
Australia & New Zealand Banking Group, Ltd.	5,218	116,185
Babcock & Brown, Ltd.	3,497	68,452
BlueScope Steel, Ltd.	12,621	85,870
CSL, Ltd.	707	36,479
Goodman Fielder, Ltd.	9,400	16,471
Insurance Australia Group, Ltd.	10,631	53,283
Macquarie Bank, Ltd.	1,050	65,414
Macquarie Infrastructure Group (4)	7,634	20,848
Mirvac Group	7,631	33,669
Pacific Brands, Ltd.	8,506	17,523
QBE Insurance Group, Ltd.	4,419	100,626
Rio Tinto, Ltd.	944	55,361
Sydney Roads Group	1	1

		721,382

Belgium - 0.2%
Fortis	1,940	82,742
KBC Groep N.V. (4)	538	65,976

		148,718

Bermuda - 0.1%
Esprit Holdings, Ltd.	5,000	55,828

China - 0.0%
Industrial & Commercial Bank of China *	36,000	22,355

Finland - 0.4%
Cargotec Corporation (CI.B)	2,209	122,763
Kesko Oyj	2,122	112,101
Nokia Oyj	6,752	137,972
Sanoma-WSOY Oyj	1,464	41,260

		414,096

France - 1.1%
Accor S.A.	891	69,041
Arkema *	36	1,824
AXA S.A.	2,922	118,299
BNP Paribas	1,206	131,577
Bouygues	1,504	96,548
Pernod-Ricard S.A.	615	141,258
Publicis Groupe	2,561	108,011
Sanofi-Aventis	1,765	162,975
Societe Generale	661	112,210
Technip S.A.	536	36,792
Total S.A.	1,862	134,290

		1,112,825

Germany - 0.6%
Adidas AG	1,092	54,387
BASF AG	648	63,170
Bayerische Motoren Werke (BMW) AG	1,712	98,329
Celesio AG	798	42,810
E.ON AG	1,410	191,394
Hypo Real Estate Holding AG	661	41,656
Muenchener Rueckversicherungs AG	426	73,340
ThyssenKrupp AG	1,251	58,938
Wacker Chemie AG *	174	22,643

		646,667

Hong Kong - 0.2%
China Communications Construction Company, Ltd. *	9,000	8,898
China Overseas Land & Investment, Ltd.	76,000	102,007
China Petroleum & Chemical Corporation	44,000	40,728
Hutchison Whampoa, Ltd.	2,700	27,440

		179,073

Ireland - 0.2%
Allied Irish Banks plc	1,942	57,679
DCC plc	3,790	128,827

		186,506

Italy - 0.4%
AEM SpA	12,299	41,116
Banco Popolare di Verona e Novara SCRL *	3,145	90,296
ENI SpA	4,017	135,111
Piaggio & C SpA *	6,078	25,233
Saipem SpA	2,548	66,395
UniCredito Italiano SpA	11,300	99,045

		457,196

Japan - 1.9%
Ajinomoto Company, Inc.	3,000	39,654
Bank of Yokohama, Ltd.	6,000	46,990
Canon, Inc.	1,700	95,710
Eisai Company, Ltd.	900	49,460
Fanuc, Ltd.	400	39,393
Goldcrest Company, Ltd.	530	27,345
Hamamatsu Photonics KK	1,000	29,999

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Shares	Value
FOREIGN STOCK (continued)
Japan (continued)
Haseko Corporation *	6,000	$21,478
Hitachi Maxell, Ltd.	1,900	28,339
Honda Motor Company, Ltd.	2,100	82,938
Hoya Corporation	700	27,293
JS Group Corporation	1,300	27,364
KDDI Corporation	8	54,250
Kobayashi Pharmaceutical Company, Ltd.	1,100	41,040
Mitsubishi Electric Corporation	4,000	36,503
Mitsubishi Gas Chemical Company, Inc.	4,000	41,847
Mitsubishi UFJ Financial Group, Inc.	5	61,762
Mitsui & Company, Ltd.	5,000	74,787
Mitsui Sumitomo Insurance Company, Ltd.	5,000	54,704
Nichias Corporation	3,000	22,411
Nikon Corporation	3,000	65,795
Nippon Mining Holdings, Inc.	2,500	17,982
Nippon Oil Corporation	3,000	20,066
Nippon Steel Corporation	26,000	149,439
Nippon Yusen KK	8,000	58,485
Resona Holdings, Inc.	15	40,965
Seven & I Holdings Company, Ltd.	1,700	52,855
Sony Corporation	1,900	81,425
Sumitomo Trust & Banking Company, Ltd.	14,000	146,817
Takeda Pharmaceutical Company, Ltd.	1,100	75,518
Tokyo Electric Power Company, Inc.	2,400	77,644
Tokyo Electron, Ltd.	800	63,056
Tosoh Corporation	6,000	26,520
Toyoda Gosei Company, Ltd.	1,700	39,355
Toyota Motor Corporation	2,600	173,909
Uniden Corporation	1,000	6,832
Yusen Air & Sea Service Company, Ltd.	1,000	21,722

		2,021,652

Mexico - 0.2%
Cemex S.A. de CV *	12,896	43,701
Grupo Financiero Banorte S.A. de CV	29,116	113,839
Wal-Mart de Mexico S.A. de CV	8,700	38,276

		195,816

Netherlands - 0.1%
Aegon N.V.	3,996	76,170
TomTom N.V. *	991	42,803

		118,973

Norway - 0.1%
Statoil ASA	1,597	42,327
Telenor ASA	3,600	67,701

		110,028

Papua New Guinea - 0.0%
Oil Search, Ltd.	12,681	33,530

Singapore - 0.2%
DBS Group Holdings, Ltd.	6,000	88,419
SembCorp Industries, Ltd.	25,900	64,851
StarHub, Ltd.	29,000	49,733
Venture Corporation, Ltd.	2,000	17,606

		220,609

Spain - 0.4%
Acciona S.A.	945	176,014
Banco Santander Central Hispano S.A.	6,628	123,715
Telefonica S.A.	4,935	105,012

		404,741

Sweden - 0.5%
Autoliv, Inc.	850	51,336
Nordea Bank AB	9,127	140,639
Ssab Svenskt Staal AB	6,359	150,927
Svenska Handelsbanken AB	3,039	91,881
TeliaSonera AB	8,500	69,834
Volvo AB	800	55,093

		559,710

Switzerland - 0.5%
Holcim, Ltd.	470	43,085
Nestle S.A.	399	141,787
Novartis AG	2,516	145,054
Panalpina Welttransport Holding AG	309	42,147
Swiss Life Holding	284	71,146
UBS AG	2,072	125,918

		569,137

Taiwan, Province of China - 0.0%
Acer, Inc.	3,060	6,385

United Kingdom - 1.7%
Aegis Group plc	24,867	68,054
Alliance Boots plc	2,752	45,108
Anglo American plc	2,338	114,004
Arriva plc	3,345	50,046
Aviva plc	4,700	75,702
Barclays plc	10,783	154,465
BP plc	11,598	128,892
Bradford & Bingley plc	3,908	35,969
Close Brothers Group plc	1,387	27,623
Corus Group plc	7,634	79,307
GKN plc	5,382	29,247
GlaxoSmithKline plc	5,174	136,176
HBOS plc	2,930	65,009

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Shares	Value
FOREIGN STOCK (continued)
United Kingdom (continued)
Informa plc	3,491	$40,745
Persimmon plc	1,234	36,828
QinetiQ plc	4,600	17,318
Rolls-Royce Group plc *	4,155	36,412
Royal Bank of Scotland Group plc	5,816	227,105
Royal Dutch Shell plc (CI.B)	4,491	157,425
Tesco plc	10,338	81,941
Tomkins plc	3,587	17,262
Unilever plc	1,239	34,648
United Utilities plc	5,013	76,621
Vodafone Group plc	12,059	33,416
WPP Group plc	3,118	42,192

		1,811,515

TOTAL FOREIGN STOCK (Cost $6,838,024)		$9,996,742

PREFERRED STOCK - 0.0%
Apparel, Accessories & Luxury Goods - 0.0%
Anvil Holdings, Inc. (CI.B) * (1)(5)	469	469

TOTAL PREFERRED STOCK (Cost $6,135)		$469

WARRANTS- 0.0%
Warrants - 0.0%
Travelcenters of America, Inc.
$ 0.001, 5/1/2009 * (1)(5)	150	7,659

TOTAL WARRANTS (Cost $2)		$7,659

	Principal Amount	Value
CORPORATE BOND - 10.3%
Aerospace & Defense - 0.1%
BE Aerospace, Inc.
8.88%, 2011	$25,000	25,875
Bombardier, Inc.
6.75%, 2012 (2)(3)	50,000	49,000
United Technologies Corporation
5.40%, 2035	20,000	19,323

		94,198

Automotive - 0.4%
Adesa, Inc.
7.63%, 2012	25,000	25,812
Autonation, Inc.
7.374%, 2013 (6)	25,000	25,125
7.00%, 2014	25,000	25,188
DaimlerChrysler North America Holding Corporation
5.82%, 2009 (6)	30,000	30,049
6.50%, 2013	50,000	51,335
Erac USA Finance Company
5.60%, 2015 (1)(2)(3)	40,000	39,706
Ford Motor Credit Company
5.80%, 2009	65,000	63,820
General Motors Acceptance Corporation
6.75%, 2014	100,000	102,713
Hertz Corporation
8.88%, 2014(2)(3)	100,000	104,750

		468,498

Banking - 1.1%
BAC CAP TRUST VI
5.63%, 2035	35,000	33,132
Bank of America Corporation
4.88%, 2012	55,000	53,901
5.75%, 2016	40,000	40,825
Bank One Corporation
5.25%, 2013	160,000	158,669
BB&T Capital Trust II
6.75%, 2036	60,000	65,517
BCP Crystal US Holdings Corporation
9.63%, 2014(3)	100,000	110,500
Bear Stearns Companies, Inc.
5.50%, 2011	35,000	35,345
5.55%, 2017	20,000	19,983
Capital One Bank
6.50%, 2013	65,000	68,518
Countrywide Financial Corporation
6.25%, 2016	60,000	61,154
Credit Suisse USA, Inc.
5.50%, 2011	30,000	30,327
HSBC Finance Corporation
5.00%, 2015	50,000	48,618
Huntington National Bank
4.38%, 2010	45,000	43,646
Merrill Lynch & Company, Inc.
6.22%, 2026	30,000	30,914
Mizuho Capital Investment 1, Ltd.
6.686%, 2049(1)(2)(3)(6)	16,000	16,143
Morgan Stanley
6.25%, 2026	15,000	15,685
Northern Trust Company
4.60%, 2013	25,000	24,029
Northern Trust Corporation
5.30%, 2011	30,000	30,100
Residential Capital LLC
6.13%, 2008	25,000	25,124
Svensk Exportkredit AB
4.875%, 2011	35,000	34,693
U.S. Bancorp
4.50%, 2010	45,000	43,974
Wachovia Corporation
6.40%, 2008	20,000	20,250
5.50%, 2035	25,000	23,824
Webster Financial Corporation
5.13%, 2014	45,000	43,139

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Banking (continued)
Wells Fargo & Company
4.88%, 2011	$90,000	$89,106

		1,167,116

Basic Industry - Other - 0.0%
Vale Overseas, Ltd.
6.875%, 2036	35,000	35,898
Xstrata Finance Canada, Ltd.
5.50%, 2011 (1)(2)(3)	15,000	14,996

		50,894

Brokerage - 0.4%
Allied Capital Corporation
6.00%, 2012	35,000	34,497
Citigroup, Inc.
5.00%, 2014	60,000	58,584
Franklin Resources, Inc.
3.70%, 2008	15,000	14,691
Goldman Sachs Group, Inc.
6.35%, 2034	100,000	101,225
Jefferies Group, Inc.
6.25%, 2036	35,000	33,952
Legg Mason, Inc.
6.75%, 2008	20,000	20,397
Lehman Brothers Holdings, Inc.
5.75%, 2017	50,000	50,640
Merrill Lynch & Company, Inc.
6.05%, 2016	100,000	103,504

		417,490

Building Materials - 0.1%
Celulosa Arauco y Constitucion S.A.
5.13%, 2013	40,000	38,662
Centex Corporation
5.45%, 2012	40,000	39,358
Collins & Aikman Floor Cover
9.75%, 2010	25,000	25,562
CRH America, Inc.
6.00%, 2016	30,000	30,282
Lafarge S.A.
6.15%, 2011	20,000	20,471

		154,335

Capital Goods - Other - 0.1%
Freescale Semiconductor, Inc.
8.875%, 2014 (2)(3)	100,000	99,625

Chemicals - 0.1%
Dow Chemical Company
6.13%, 2011	30,000	30,840
El Du Pont de Nemours & Company
5.60%, 2036	50,000	47,969
Hercules, Inc.
6.75%, 2029	50,000	49,000
Huntsman International LLC
7.875%, 2014 (2)(3)	25,000	25,187

		152,996

Communications - Other - 0.2%
CanWest MediaWorks, Inc.
8.00%, 2012	34,875	36,401
Dun & Bradstreet Corporation
5.50%, 2011	25,000	25,062
Lamar Media Corporation
6.625%, 2015	100,000	99,125

		160,588

Construction Machinery - 0.0%
Owens Corning, Inc.
6.50%, 2016 (1)(2)(3)	15,000	15,238

Consumer Cyclical - Other - 0.1%
Procter & Gamble Company
4.95%, 2014	65,000	63,480

Consumer Products - 0.2%
Bunge, Ltd. Finance Corporation
4.38%, 2008	50,000	48,946
Eastman Kodak Company
7.25%, 2013	100,000	99,413
Fortune Brands, Inc.
5.13%, 2011	30,000	29,439
Sealy Mattress Company
8.25%, 2014	25,000	26,125
Visant Corporation
7.63%, 2012	25,000	25,312

		229,235

Distributors - 0.1%
Atmos Energy Corporation
4.00%, 2009	45,000	43,290
Southern California Gas Company
5.75%, 2035	45,000	44,902

		88,192

Diversified Manufacturing - 0.0%
Hawk Corporation
8.75%, 2014	25,000	24,937

Electric - 0.8%
AES Corporation
9.00%, 2015 (2)(3)	25,000	26,875
Alabama Power Company
5.56%, 2009 (6)	60,000	60,212
Appalachian Power Company
6.38%, 2036	25,000	25,670
Black Hills Corporation
6.50%, 2013	30,000	30,126
CE Electric UK Funding Company
7.00%, 2007 (1)(2)(3)	35,000	35,457

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Electric (continued)
Centerpoint Energy, Inc.
7.25%, 2010	$25,000	$26,341
El Paso Electric Company
6.00%, 2035	45,000	43,136
Exelon Generation Company LLC
5.35%, 2014	25,000	24,487
FirstEnergy Corporation
6.45%, 2011	40,000	41,712
Florida Power & Light Company
6.20%, 2036 (1)(3)	20,000	21,283
Midamerican Energy Holdings Company
6.125%, 2036	35,000	35,282
Mirant Americas Generation LLC
8.30%, 2011	100,000	102,500
Monongahela Power Company
5.70%, 2017 (1)(2)(3)	40,000	39,972
Pacific Gas & Electric Company
4.80%, 2014	30,000	28,756
Progress Energy, Inc.
5.63%, 2016	30,000	29,930
Public Service Company of New Mexico
4.40%, 2008	40,000	39,267
Public Service Electric & Gas Company
5.70%, 2036	50,000	48,703
Sierra Pacific Resources
7.80%, 2012 (1)	25,000	26,161
Southern California Edison Company
4.65%, 2015	30,000	28,349
Virginia Electric and Power Company
6.00%, 2036	40,000	39,808
Westar Energy, Inc.
5.10%, 2020	25,000	23,246
Western Power Distribution Holdings, Ltd.
6.88%, 2007 (1)(2)(3)	25,000	25,144

		802,417

Energy - Other - 0.0%
Dresser-Rand Group, Inc.
7.375%, 2014 (7)	22,000	22,165

Entertainment - 0.1%
AMF Bowling Worldwide, Inc.
10.00%, 2010	25,000	25,906
Diageo Capital plc
5.125%, 2012	50,000	49,376
International Speedway Corporation
4.20%, 2009	20,000	19,419
K2, Inc.
7.38%, 2014	25,000	25,250

		119,951

Environmental - 0.0%
Allied Waste North America, Inc.
8.50%, 2008	25,000	26,281
Casella Waste Systems, Inc.
9.75%, 2013	25,000	26,188

		52,469

Financial - Other - 0.2%
AvalonBay Communities, Inc.
6.13%, 2012	30,000	31,081
Boeing Capital Corporation, Ltd.
6.10%, 2011	50,000	51,656
EnCana Holdings Finance Corporation
5.80%, 2014	45,000	45,268
Kinder Morgan Finance Company ULC
5.70%, 2016	45,000	41,288
Orion Power Holdings, Inc.
12.00%, 2010	25,000	28,375
Sovereign Capital Trust VI
7.908%, 2036	35,000	39,368

		237,036

Financial Companies - Noncaptive Consumer - 0.2%
American Express Company
5.25%, 2011	40,000	40,043
American General Finance Corporation
5.40%, 2015	50,000	49,497
SLM Corporation
3.19%, 2009 (6)	35,000	34,031
5.577%, 2009 (6)	55,000	55,194

		178,765

Financial Companies - Noncaptive Diversified - 0.4%
CIT Group, Inc.
6.00%, 2036	30,000	29,579
FIA Card Services North America
4.63%, 2009	45,000	44,385
General Electric Capital Corporation
5.88%, 2012	70,000	71,982
6.00%, 2012	140,000	144,924
5.375%, 2016	60,000	60,080
International Lease Finance Corporation
5.45%, 2011	50,000	50,168
John Deere Capital Corporation
7.00%, 2012	45,000	48,156

		449,274

Food & Beverage - 0.1%
B&G Foods, Inc.
8.00%, 2011	25,000	25,250
McCormick & Company, Inc.
5.20%, 2015	40,000	38,993
Pantry, Inc.
7.75%, 2014	25,000	25,156

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Food & Beverage (continued)
SABMiller plc
6.20%, 2011(1)(2)(3)	$50,000	$51,177
WM Wrigley Jr Company
4.65%, 2015	15,000	14,259

		154,835

Gaming - 0.0%
Harrah’s Operating Company, Inc.
5.50%, 2010	45,000	44,107

Health Care - 0.3%
Amgen, Inc.
4.00%, 2009	25,000	24,255
Cardinal Health, Inc.
5.64%, 2009(1)(2)(3)(6)	30,000	30,014
Concentra Operating Corporation
9.13%, 2012	25,000	26,250
Genentech, Inc.
4.75%, 2015	35,000	33,507
Genesis HealthCare Corporation
8.00%, 2013	25,000	26,062
Highmark, Inc.
6.80%, 2013(1)(2)(3)	30,000	31,464
Kroger Company
8.05%, 2010	45,000	48,148
Medtronic, Inc.
4.75%, 2015	55,000	52,102
Vanguard Health Holding Company II LLC
9.00%, 2014	25,000	25,312
WellPoint, Inc.
5.00%, 2011	30,000	29,634

		326,748

Home Construction - 0.2%
DR Horton, Inc.
5.63%, 2014	30,000	28,976
Lennar Corporation
5.60%, 2015	30,000	28,685
MDC Holdings, Inc.
5.50%, 2013	55,000	52,586
NVR, Inc.
5.00%, 2010	20,000	19,510
Pulte Homes, Inc.
5.20%, 2015	50,000	47,638

		177,395

Independent Energy - 0.2%
Devon Financing Corporation ULC
6.88%, 2011	55,000	58,158
Forest Oil Corporation
8.00%, 2011	25,000	26,000
Hilcorp Energy I, LP
10.50%, 2010(2)(3)	50,000	53,500
NRG Energy, Inc.
7.25%, 2014	25,000	25,187

		162,845

Insurance - Life - 0.4%
Genworth Financial, Inc.
5.75%, 2014	40,000	40,757
6.15%, 2066 (6)	18,000	17,975
Hartford Financial Services Group, Inc.
5.25%, 2011	25,000	24,945
4.75%, 2014	55,000	52,223
Metlife, Inc.
6.13%, 2011	50,000	51,687
Nationwide Financial Services
5.90%, 2012	50,000	50,958
NLV Financial Corporation
7.50%, 2033 (1)(2)(3)	30,000	32,672
Principal Financial Group, Inc.
6.05%, 2036	30,000	30,710
Principal Life Global Funding I
5.13%, 2013 (1)(2)(3)	45,000	44,563
Sun Life Financial Global Funding, LP
5.614%, 2013 (1)(2)(3)(6)	45,000	44,947
Torchmark Corporation
6.38%, 2016	30,000	30,987

		422,424

Insurance - Property & Casualty - 0.1%
Ace INA Holdings, Inc.
5.88%, 2014	35,000	35,672
Fund American Companies, Inc.
5.88%, 2013	45,000	44,731
Nationwide Mutual Insurance Company
6.60%, 2034 (1)(2)(3)	25,000	24,471

		104,874

Integrated Energy - 0.1%
ConocoPhillips
5.90%, 2032	40,000	40,635
Hess Corporation
7.88%, 2029	20,000	23,346
Petro-Canada
5.95%, 2035	40,000	37,930

		101,911

Media - Cable - 0.5%
Charter Communications Operating LLC
8.00%, 2012 (2)(3)	25,000	25,969
Comcast Cable Communications Holdings Inc.
8.38%, 2013	45,000	51,258
Comcast Corporation
4.95%, 2016	30,000	28,065
5.875%, 2018	45,000	44,516

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Media - Cable (continued)
COX Communications, Inc.
7.13%, 2012	$50,000	$53,303
CSC Holdings, Inc.
7.25%, 2008	100,000	100,875
Rogers Cable, Inc.
5.50%, 2014	40,000	38,248
Time Warner Entertainment Company, LP
7.25%, 2008	40,000	41,125
8.38%, 2023	40,000	46,926
Time Warner, Inc.
5.50%, 2011	30,000	29,923
Viacom, Inc.
6.25%, 2016	35,000	34,758

		494,966

Media - Non Cable - 0.2%
Advanstar Communications, Inc.
10.75%, 2010	25,000	26,906
Affinity Group, Inc.
9.00%, 2012	25,000	24,750
Dex Media East LLC
9.88%, 2009	25,000	26,187
12.13%, 2012	32,000	35,240
Idearc, Inc.
8.00%, 2016 (2)(3)	100,000	101,500
News America, Inc.
6.40%, 2035	45,000	44,705

		259,288

Metals & Mining - 0.2%
Alcan, Inc.
5.00%, 2015	55,000	52,312
Alcoa, Inc.
6.00%, 2012	30,000	30,784
Newmont Mining Corporation
5.88%, 2035	20,000	18,591
Russel Metals, Inc.
6.38%, 2014	25,000	23,844
Sunoco, Inc.
5.75%, 2017	34,000	33,262

		158,793

Natural Gas Pipelines - 0.1%
Boardwalk Pipelines LLC
5.50%, 2017	10,000	9,633
Duke Capital LLC
6.25%, 2013	40,000	41,213
Williams Companies, Inc.
8.75%, 2032 (7)	25,000	28,250

		79,096

Oil Field Services - 0.4%
Baker Hughes, Inc.
6.88%, 2029	55,000	60,839
Chesapeake Energy Corporation
6.50%, 2017	100,000	97,750
Denbury Resources, Inc.
7.50%, 2015	50,000	51,000
Diamond Offshore Drilling, Inc.
5.15%, 2014	25,000	23,994
Halliburton Company
5.50%, 2010	60,000	59,893
Pemex Project Funding Master Trust
6.66%, 2010 (1)(2)(3)(6)	45,000	46,192
5.75%, 2015	45,000	44,685
XTO Energy, Inc.
5.65%, 2016	25,000	24,715

		409,068

Packaging - 0.1%
BWAY Corporation
10.00%, 2010 (7)	25,000	26,187
Graphic Packaging International Corporation
8.50%, 2011	25,000	25,875
Owens Brockway Glass Container, Inc.
8.88%, 2009	25,000	25,563
8.75%, 2012	25,000	26,500
Owens-Illinois, Inc.
7.35%, 2008	25,000	25,156

		129,281

Paper - 0.2%
Boise Cascade LLC
7.13%, 2014	25,000	24,187
Georgia-Pacific Corporation
7.13%, 2017 (2)(3)	100,000	99,750
Sealed Air Corporation
5.38%, 2008 (1)(2)(3)	40,000	39,808

		163,745

Pharmaceuticals - 0.2%
HCA, Inc.
8.75%, 2010	125,000	130,312
Teva Pharmaceutical Finance LLC
5.55%, 2016	20,000	19,557
VWR International, Inc.
8.00%, 2014	25,000	25,750

		175,619

Pipelines - 0.1%
ANR Pipeline Company
8.88%, 2010	25,000	26,227
Panhandle Eastern Pipe Line
4.80%, 2008	20,000	19,703
Roseton
7.27%, 2010	25,000	25,563

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Pipelines (continued)
Williams Companies, Inc.
7.75%, 2031	$25,000	$26,250

		97,743

Railroads - 0.1%
CSX Corporation
6.00%, 2036	25,000	24,996
Norfolk Southern Corporation
6.00%, 2008	50,000	50,394

		75,390

Refining - 0.1%
Denbury Resources, Inc.
7.50%, 2013	25,000	25,375
Diamond Offshore Drilling, Inc.
4.88%, 2015	30,000	28,160
Valero Energy Corporation
3.50%, 2009	35,000	33,611

		87,146

REITs - 0.1%
Archstone-Smith Operating Trust
5.25%, 2015	40,000	39,247
Federal Realty Invs Trust
6.00%, 2012	15,000	15,309
Reckson Operating Partnership, LP
6.00%, 2016	30,000	29,278
Simon Property Group, LP
3.75%, 2009	45,000	43,706

		127,540

Retailers - 0.3%
AmeriGas Partners, LP
7.125%, 2016	100,000	100,000
Home Depot, Inc.
5.40%, 2016	65,000	63,573
JC Penney Corporation, Inc.
9.00%, 2012	30,000	34,303
Wal-Mart Stores, Inc.
5.25%, 2035	45,000	41,324
Yum! Brands, Inc.
7.70%, 2012	25,000	27,329

		266,529

Services - 0.0%
Brickman Group, Ltd.
11.75%, 2009	25,000	26,562

Sovereigns - 0.2%
Federal Home Loan Mortgage Corporation
5.13%, 2009	75,000	74,889
Italy Government International Bond
5.25%, 2016	85,000	85,585

		160,474

Technology - 0.3%
Cisco Systems, Inc.
5.25%, 2011	45,000	45,113
Oracle Corporation and Ozark Holding, Inc.
5.00%, 2011 (3)	50,000	49,497
STATS ChipPAC, Ltd.
6.75%, 2011	25,000	24,500
Sungard Data Systems, Inc.
9.125%, 2013	100,000	105,000
Xerox Corporation
6.75%, 2017	100,000	104,500

		328,610

Telecommunications - Wireless - 0.4%
America Movil S.A. de CV
6.38%, 2035	25,000	24,391
New Cingular Wireless Services, Inc.
7.88%, 2011	30,000	32,723
Rogers Wireless, Inc.
9.63%, 2011	100,000	113,500
Sprint Capital Corporation
6.88%, 2028	7,000	7,007
TELUS Corporation
8.00%, 2011	55,000	60,145
UbiquiTel Operating Company
9.88%, 2011	25,000	27,000
Verizon Communications, Inc.
5.55%, 2016	75,000	74,741
Verizon Global Funding Corporation
7.75%, 2030	40,000	46,919

		386,426

Telecommunications - Wirelines - 0.6%
AT&T, Inc.
5.30%, 2010	30,000	30,004
5.10%, 2014	35,000	33,983
6.45%, 2034	60,000	60,890
Citizens Communications Company
6.25%, 2013	100,000	98,125
Qwest Corporation
7.50%, 2014	100,000	106,000
Telecom Italia Capital S.A.
5.25%, 2013	95,000	90,582
Telefonica Emisiones SAU
6.42%, 2016	75,000	77,371
Telefonos de Mexico S.A. de CV
5.50%, 2015	30,000	29,204
Windstream Corporation
8.63%, 2016 (2)(3)	100,000	109,500

		635,659

Textile - 0.1%
Invista
9.25%, 2012 (2)(3)	100,000	107,250

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Transportation Services - 0.0%
GATX Financial Corporation
5.50%, 2012	$30,000	$29,806

Utility - Other - 0.1%
NRG Energy, Inc.
7.38%, 2016	75,000	75,375

TOTAL CORPORATE BOND (Cost $10,773,681)		$10,818,404

FOREIGN BOND - 0.1%
Luxembourg - 0.1%
Tyco International Group S.A.
6.38%, 2011	40,000	41,860

United Kingdom - 0.0%
HBOS plc
6.00%, 2033 (1)(2)(3)	40,000	40,885

TOTAL FOREIGN BOND (Cost $82,237)		$82,745

MUNICIPAL BOND 0.1%
Kansas - 0.0%
Kansas Development Finance Authority Revenue Bonds
5.50%, 2034	30,000	30,074

New York - 0.1%
New York City Housing Development Corporation Revenue Bonds
6.42%, 2027	30,000	31,005

Oregon - 0.0%
State of Oregon General Obligation Unlimited
5.89%, 2027	15,000	15,706

TOTAL MUNICIPAL BOND (Cost $75,000)		$76,785

FOREIGN GOVERNMENT BOND - 0.1
Mexico - 0.0%
Mexico Government International Bond
6.38%, 2013	45,000	47,318

South Africa - 0.1%
South Africa Government International Bond
6.50%, 2014	65,000	68,331

TOTAL FOREIGN GOVERNMENT BOND (Cost $112,468)		$115,649

MORTGAGE BACKED SECURITIES - 10.2%
Federal Home Loan Mortgage Corporation - 0.4%
Pass-Thru’s - 0.4%
Federal Home Loan Mortgage Corporation
#G12463, 5.50% - 2021	82,822	82,927
#J03615, 6.00% - 2021	122,948	124,603
#J03640, 6.00% - 2021	81,230	82,324
#J03672, 6.00% - 2021	36,712	37,206
#1H2581, 5.145% - 2036 (6)	91,391	91,279

		418,339

Other Non - Agency - 1.7%
CMO’s - 1.7%
Banc of America Commercial Mortgage Inc.
2003-1, 4.65% - 2036	75,000	72,711
Banc of America Mortgage Securities
2005-J, 5.266% - 2035 (6)	48,265	47,704
Banc of America Mortgage Securities, Inc.
2004-A, 4.116% - 2034 (6)	56,875	55,916
2004-D, 4.197% - 2034 (6)	4,571	4,504
2003-L, 4.259% - 2034 (6)	101,060	99,530
2004-H, 4.75% - 2034 (6)	26,906	26,691
2004-I, 4.92% - 2034 (6)	27,918	27,544
Bear Stearns Commercial Mortgage Securities
2005-PW10, 5.09% - 2040	132,843	132,238
2005-PWR8, 4.67% - 2041	60,000	57,439
2006-PW13, 5.54% - 2041	150,000	152,168
Citigroup
2005-CD1, 5.225% - 2044 (6)	60,000	59,613
Citigroup Mortgage Loan Trust, Inc.
2006-AR2, 5.59% - 2036	45,370	45,325
Commercial Mortgage Pass Through Certificates
2005-LP5, 4.24% - 2043	71,375	70,190
DLJ Commercial Mortgage Corporation
1999-CG2, 7.30% - 2032	75,000	77,884
GMAC Commercial Mortgage Securities Inc.
2001-C2, 6.70% - 2034	125,000	131,880
Greenwich Capital Commercial Funding Corporation
2004-GG1, 3.84% - 2036	16,277	16,152
JP Morgan Chase Commercial Mortgage Securities Corporation
2001-CIBC, 6.26% - 2033	104,664	107,884
2001-CIB2, 6.24% - 2035	47,561	48,127
2004-LDP4, 4.82% - 2042 (6)	75,000	73,088
LB-UBS Commercial Mortgage Trust
2004-C4, 4.567% - 2029 (6)	75,000	73,874
2006-C1, 5.16% - 2031	150,000	148,183
Morgan Stanley Dean Witter Capital I
2002-TOP7, 5.98% - 2039	200,000	206,368

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Other Non-Agency (continued)
CMO’s (continued)
Washington Mutual, Inc.
2004-AR1, 4.23% - 2034 (6)	$31,190	$30,639

		1,765,652

U.S. Government Sponsored Agencies - 7.3%
CMO’s - 0.4%
Federal Home Loan Mortgage Corporation
FHR 2631 IG, 4.50% - 2011 (1)(8)	92,311	1,304
FHR 2614 IH, 4.50% - 2016 (1)(8)	102,000	10,444
FHR 2681 PC, 5.00% - 2019	100,000	99,197
Federal National Mortgage Association
FNR 2003-92 NM, 3.50% - 2013	58,026	57,020
FNR 2002-74 PJ, 5.00% - 2015	150,000	149,037
FNR 2003-40 NI, 5.50% - 2028 (1)(8)	13,441	1,088
FNR 2006-35 GK, 6.00% - 2032	121,554	122,718
FNS 319 2, 6.50% - 2032 (1)(8)	14,699	3,354

		444,162

Pass-Thru’s - 6.9%
Federal Home Loan Mortgage Corporation
#M80714, 5.00% - 2008	24,338	24,166
#E81544, 6.00% - 2009	123,000	123,028
#B10343, 5.00% - 2018	7,644	7,527
#E99933, 5.00% - 2018	4,819	4,745
#E99966, 5.00% - 2018	27,340	26,921
#E01341, 5.50% - 2018	8,684	8,698
#G11759, 5.50% - 2018	228,239	228,626
#B19214, 5.50%-2020	32,806	32,779
#J02272, 5.50% - 2020	81,236	81,170
#J02554, 5.50% - 2020	88,802	88,729
#J03203, 6.00% - 2021	96,032	97,325
#J03254, 6.00% - 2021	30,104	30,509
#1B0527, 4.52% - 2032 (6)	11,352	11,331
#C72128, 6.00% -2032	70,922	71,614
#C68205, 7.00% - 2032	6,756	6,945
#A12118, 5.00% - 2033	57,812	55,880
#A15852, 5.00% - 2033	20,787	20,092
#A15907, 5.00% - 2033	27,791	26,863
#D86309, 5.00% - 2033	32,078	31,006
#G01628, 6.00% - 2033	139,221	140,484
#A21263, 4.50% - 2034	143,038	134,188
#A46897, 4.50% - 2035	99,298	93,051
#G01805, 4.50% - 2035	323,834	304,862
#1G1762, 5.061% - 2035 (6)	42,523	42,170
#1G0661, 5.428% - 2036 (6)	22,747	22,820
Federal National Mortgage Association
#254140, 5.50% - 2017	6,112	6,130
#254234, 5.50% - 2017	6,030	6,047
#625931, 5.50% - 2017	5,396	5,412
#357280, 6.50% - 2017	26,610	27,254
#254720, 4.50% - 2018	119,703	115,759
#555345, 5.50% - 2018	6,008	6,025
#555446, 5.50% - 2018	9,185	9,207
#555526, 5.50% - 2018	142,691	143,031
#555693, 5.50% - 2018	83,223	83,421
#685202, 5.50% - 2018	74,199	74,340
#725098, 5.50% - 2018	17,985	18,020
#357475, 4.50% - 2019	122,930	118,879
#725528, 5.50% - 2019	13,940	13,966
#789885, 5.50% - 2019	16,459	16,491
#829028, 4.50% - 2020	200,155	193,109
#896595, 6.00% - 2021	117,823	119,482
TBA, 7.00% - 2031	75,000	76,969
#254514, 5.50% - 2032	3,376	3,342
#254550, 6.50% - 2032	21,844	22,345
#545759, 6.50% - 2032	131,050	133,524
#650075, 6.50% - 2032	19,786	20,240
#728720, 5.00% - 2033	125,237	121,146
#745944, 5.00% - 2033	74,591	72,004
#254767, 5.50% - 2033	166,212	164,518
#254983, 5.50% - 2033	78,843	78,039
#744692, 5.50% - 2033	41,748	41,323
#744750, 5.50% - 2033	17,107	16,932
#747387, 5.50% - 2033	26,885	26,611
#747549, 5.50% - 2033	8,657	8,569
#750362, 5.50% - 2033	33,814	33,469
#756190, 5.50% - 2033	40,706	40,291
#555417, 6.00% - 2033	92,184	93,087
#725232, 5.00% - 2034	24,377	23,581
#255028, 5.50% - 2034	19,326	19,098
#725424, 5.50% - 2034	372,180	368,386
#725773, 5.50% - 2034	285,922	282,550
#762076, 5.50% - 2034	49,562	49,057
#789293, 5.50% - 2034	157,759	156,338
#796104, 5.50% - 2034	41,359	40,916
#804395, 5.50% - 2034	108,706	107,541
#255459, 6.00% - 2034	46,168	46,514
#725162, 6.00% - 2034	85,609	86,331
#725690, 6.00% - 2034	47,495	47,851
#725704, 6.00% - 2034	393,666	396,985
#790044, 6.00% - 2034	48,766	49,132
#790217, 6.00% - 2034	19,430	19,575
#790237, 6.00% - 2034	45,942	46,287

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Agencies (continued)
Pass-Thru’s (continued)
Federal National Mortgage Association (continued)
#790629, 6.00% - 2034	$45,831	$46,175
#790788, 6.00% - 2034	51,265	51,649
#791574, 6.00% - 2034	48,725	49,090
#745216, 4.777% - 2035 (6)	76,386	76,167
#821765, 4.801% - 2035 (6)	39,097	38,938
#830880, 5.00% - 2035	77,957	75,286
#835753, 5.00% - 2035	654,032	631,627
#850863, 5.32% - 2035 (6)	37,057	37,044
#846551, 5.353% - 2035 (6)	43,594	43,625
#848476, 5.517% - 2035 (6)	66,140	66,430
#848522, 5.669% - 2035 (6)	20,887	20,938
#745275, 5.00% - 2036	34,842	33,649
#745167, 5.674% - 2036 (6)	44,186	44,260
#893353, 6.00% - 2036	65,273	65,715
#745554, 6.50% - 2036	498,954	508,465
#896329, 6.50% - 2036	48,746	49,665

		7,203,376

		7,647,538

U.S. Government Sponsored
Securities - 0.8%
Pass-Thru’s - 0.8%
Government National Mortgage
Association
#780766, 7.00% - 2013	5,215	5,266
#781312, 7.00% - 2013	25,997	26,831
#67365,11.50% - 2013	1,564	1,725
G2 2102, 8.00% - 2025	1,152	1,216
#427029, 8.50% - 2026	7,970	8,550
G2 3295, 5.50% - 2032	14,026	13,947
#604639, 5.00% - 2033	75,035	73,065
#612919, 5.00%-2033	204,475	199,106
#615278, 5.00% - 2033	93,741	91,279
G2 3442, 5.00% - 2033	181,679	176,190
G2 3458, 5.00% - 2033	51,150	49,599
G2 3443, 5.50% - 2033	60,786	60,412
G2 3490, 6.50% - 2033	11,864	12,135
G2 3513, 5.00% - 2034	64,325	62,340
G2 3529, 5.00% - 2034	16,094	15,597
G2 3530, 5.50% - 2034	28,337	28,148
G2 3517, 6.00% - 2034	39,551	40,027
G2 3612, 6.50% - 2034	21,350	21,830

		887,263

TOTAL MORTGAGE BACKED SECURITIES (Cost $10,850,580)		$10,718,792

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 2.0%
Federal Home Loan Bank
5.60% - 2011	10,000	10,259
5.125% - 2013	165,000	166,362
5.25% - 2014	135,000	137,206
Federal Home Loan Mortgage Corporation
4.13% - 2010	145,000	141,016
Federal National Mortgage Association
3.25% - 2008	690,000	670,636
3.38% - 2008	185,000	179,354
6.63% - 2010	140,000	148,269
6.00% - 2011	362,000	376,926
4.38% - 2012	105,000	102,018
4.875% - 2016	165,000	163,153

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $2,122,107)		$2,095,199

U.S. GOVERNMENT SECURITIES - 10.8%
U.S. Treasury Bonds
3.50%, 2010	925,000	892,481
4.25%, 2013	1,240,000	1,207,257
4.25%, 2014	330,000	320,126
7.50%, 2016	215,000	261,258
8.50%, 2020	55,000	74,280
6.25%, 2023	55,000	63,306
5.50%, 2028	505,000	545,558
6.25%, 2030	80,000	95,300
5.38%, 2031	195,000	208,878
4.50%, 2036	300,000	285,282
U.S. Treasury Inflation Indexed Bonds
2.00%, 2014	317,208	307,877
U.S. Treasury Notes
3.63%, 2007	775,000	769,793
4.25%, 2007	50,000	49,656
3.38%, 2008	325,000	316,672
4.375%, 2008	455,000	451,339
4.00%, 2009	765,000	751,821
3.875%, 2010	180,000	174,973
5.75%, 2010	795,000	822,421
5.00%, 2011	1,225,000	1,242,130
4.88%, 2012	1,650,000	1,665,083
4.75%, 2014	55,000	55,142
5.125%, 2016	560,000	576,822
United States Treasury Inflation Indexed Bonds
2.50%, 2016	296,074	298,317

TOTAL U.S. GOVERNMENT SECURITIES (Cost $11,472,630)		$11,435,772

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2006 - continued

	Principal Amount	Value
ASSET BACKED SECURITIES - 1.2%
Auto - 0.6%
AmeriCredit Automobile Receivables Trust
2006-RM, 5.53%, 2014	$150,000	$151,589
Capital Auto Receivables Asset Trust
2006-1, 5.26%, 2010	60,000	59,874
2006-SN1A B, 5.32%,
2010 (1)(2)(3)	175,000	175,198
2006-SN1A A4A, 5.50%,
2010 (1)(2)(3)	25,000	25,055
Hyundai Auto Receivables Trust
2006-A, 5.26%, 2012	70,000	70,095
Triad Auto Receivables Owner Trust
2006-B, 5.52%, 2012	100,000	100,897

		582,708

Credit Cards - 0.1%
Capital One Multi-Asset Execution Trust
2005-A7, 4.70%, 2015	70,000	68,811
GE Capital Credit Card Master Note Trust
2006-1, 5.08%, 2012	50,000	50,064

		118,875

Home Equity Loans - 0.1%
BankBoston Home Equity Loan Trust
1998-1, 6.35%, 2013	16,369	16,418
Chase Funding Mortgage Loan
Asset-Backed Certificates
2002-2, 5.60%, 2031	9,072	9,008
New Century Home Equity Loan Trust
2005-A, 4.95%, 2035	50,000	48,586
2005-A, 5.34%, 2035	45,000	44,073

		118,085

Other - 0.4%
CenterPoint Energy Transition Bond
Company LLC
2001-1, 5.63%, 2015	75,000	76,701
GE Equipment Small Ticket LLC
2005-1A, 4.51%, 2014 (1)(2)(3)	100,000	98,564
Marriott Vacation Club Owner Trust
2006-2A, 5.362%,
2028 (1)(2)(3)(5)	44,924	44,875
2006-1A, 5.74%,
2028 (1)(2)(3)(5)	120,822	122,195
Peco Energy Transition Trust
2001-A, 6.52%, 2010 (3)	100,000	104,336

		446,671

TOTAL ASSET BACKED SECURITIES (Cost $1,269,672)		$1,266,339

SHORT TERM INVESTMENTS - 0.5%
State Street GA Money Market Fund	$30,158	$30,158

T. Rowe Price Reserve Investment Fund	$502,471	$502,471

TOTAL SHORT TERM INVESTMENTS (Cost $532,629)		$532,629

Total Investments (SBL N Fund) (Cost $93,070,711) - 99.9%		$105,169,704
Other Assets in Excess of Liabilities - 0.1%		130,609

TOTAL NET ASSETS - 100.0%		$105,300,313

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $93,739,930.

*	- Non-income producing security

1	- Security is deemed illiquid. See Notes to financial statements.

2	- Security was acquired through a private placement.

3	- Security is a 144A security, which places restrictions on resale. See Notes to financial statements.

4	- Security is a PFIC (Passive Foreign Investment Company)

5	- Security is fair valued by the Board of Directors. See Notes to financial statements.

6	- Variable rate security. Rate indicated is rate effective at December 31, 2006.

7	- Security is a step-up bond. Rate indicated is rate effective at December 31, 2006.

8	- Security is an interest-only strip. Rate indicated is effective yield at December 31, 2006.

Glossary:

ADR	- American Depositary Receipt

GDR	- Global Depositary Reciept

plc	- Public Limited Company

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series N

(Managed Asset Allocation Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$105,169,704
Cash	17,082
Cash denominated in a foreign currency, at value[2]	11,682
Receivables:
Fund shares sold	102,456
Securities sold	552,310
Interest	391,079
Dividends	87,633
Foreign taxes recoverable	3,701
Prepaid expenses	2,374

Total assets	106,338,021

Liabilities:
Payable for:
Securities purchased	601,152
Fund shares redeemed	269,398
Management fees	89,713
Custodian fees	8,732
Transfer agent/maintenance fees	2,083
Administration fees	43,457
Professional fees	14,036
Directors’ fees	2,500
Other fees	6,637

Total liabilities	1,037,708

Net Assets	$105,300,313

Net assets consist of:
Paid in capital	$85,982,212
Undistributed net investment income	1,461,148
Undistributed net realized gain on sale of investments and foreign currency transactions	5,759,233
Net unrealized appreciation in value of investments and translation of assets and liabilities in foreign currency	12,097,720

Net assets	$105,300,313

Capital shares authorized	unlimited
Capital shares outstanding	5,677,439
Net asset value per share (net assets divided by shares outstanding)	$18.55

[1]Investments, at cost	$93,070,711
[2]Cash denominated in a foreign currency, at cost	11,627

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign withholding tax of $ 33,171)	$1,263,356
Interest	1,823,255

Total investment income	3,086,611

Expenses:
Management fees	1,017,950
Administration fees	273,424
Custodian fees	67,754
Transfer agent/maintenance fees	25,210
Directors’ fees	4,861
Professional fees	18,704
Reports to shareholders	17,755
Other expenses	5,872

Total expenses	1,431,530
Less: Earnings credits applied	(1,034)

Net expenses	1,430,496

Net investment income	1,656,115

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	6,403,318
Securities sold short	(79,576)
Foreign currency transactions	(3,476)

Net realized gain	6,320,266

Net unrealized appreciation during the year on:
Investments	3,602,340
Securities sold short	2,143
Translation of assets and liabilities in foreign currencies	601

Net unrealized appreciation	3,605,084

Net realized and unrealized gain	9,925,350

Net increase in net assets resulting from operations	$11,581,465

See accompanying notes.

Series N
Statement of Changes in Net Assets	(Managed Asset Allocation Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$1,656,115	$1,346,957
Net realized gain during the year on investments and foreign currency transactions	6,320,266	6,118,086
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	3,605,084	(3,416,224)

Net increase in net assets resulting from operations	11,581,465	4,048,819

Capital share transactions:
Proceeds from sale of shares	28,766,803	23,341,178
Cost of shares redeemed	(32,737,523)	(22,787,887)

Net increase (decrease) from capital share transactions	(3,970,720)	553,291

Net increase in net assets	7,610,745	4,602,110

Net assets:
Beginning of year	97,689,568	93,087,458

End of year	$105,300,313	$97,689,568

Undistributed net investment income at end of year	$1,461,148	$1,197,845

Capital Share Activity:
Shares sold	1,670,487	1,455,631
Shares redeemed	(1,896,770)	(1,421,396)

Total capital share activity	(226,283)	34,235

See accompanying notes.

Financial Highlights	Series N
Selected data for each share of capital stock outstanding throughout each year	(Managed Asset Allocation Series)

	2006	2005	2004	2003	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$16.55	$15.86	$14.40	$11.80	$13.63

Income (loss) from investment operations:
Net investment income	0.30	0.23	0.27	0.23	0.30
Net gain (loss) on securities (realized and unrealized)	1.70	0.46	1.27	2.59	(1.59)

Total from investment operations	2.00	0.69	1.54	2.82	(1.29)

Less distributions:
Dividends from net investment income	—	—	(0.08)	(0.22)	(0.54)

Total distributions	—	—	(0.08)	(0.22)	(0.54)

Net asset value, end of period	$18.55	$16.55	$15.86	$14.40	$11.80

Total Return[a]	12.08%	4.35%	10.72%	23.90%	(9.63%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,300	$97,690	$93,087	$86,383	$67,762

Ratios to average net assets:
Net investment income	1.63%	1.44%	1.75%	1.86%	2.22%
Total expenses[b]	1.41%	1.41%	1.39%	1.23%	1.26%
Net expenses[c]	1.40%	1.41%	1.39%	1.23%	1.26%

Portfolio turnover rate	63%	67%	79%	98%	116%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

See accompanying notes.

Series O
Manager’s Commentary	(Equity Income Series)
February 15, 2007	(unaudited)

Subadvisor, T. Rowe Price Associates, Inc.

Brian C. Rogers

Portfolio Manager

Performance

Series O of the SBL Fund - Equity Income Series returned 18.82% during the year, outperforming its benchmark the S&P 500 Index return of 15.79%. The portfolio also outpaced the Lipper Equity Income Funds Index, a measure of the performance of leading equity income funds. Effective stock selection and allocation decisions across a number of sectors helped the portfolio beat its benchmark. Energy was the only sector that detracted from relative returns.

Market Environment

Every sector contributed positively to the index’s gains for the year, led by telecommunication services; energy and utilities also per formed very well. Health care performed the worst of the broad sectors but was still up more than 7%. Information technology was the only other sector in the index to post single-digit returns for the year. Looking at returns by size among the S&P indexes, large- and small-caps outperformed shares of medium-sized companies, while value again outperformed growth by a wide margin.

Portfolio Review

Stock selection in industrials and business services was key to the portfolio’s outperformance, led by positioning in the machinery and commercial services and supplies industries. The single largest contributor in the sector was equipment company Deere, which enjoyed record fourth-quarter earnings. Waste Management was a leading contributor in the commercial services industry, as healthy economic growth early in the year meant strong demand for its products.

In information technology, effective stock selection and an under weight to this lagging sector contributed to relative results. In particular, the portfolio had no exposure to the relatively poor performing Internet software and services industry. It was a similar story in computers and peripherals, where the portfolio was overweight in Dell, which had negative returns for the year. At the same time, we were over weight in IBM, which rallied after reporting strong third-quarter revenue growth. It’s worth mentioning that we added select tech names where we saw attractive values, building a sizable position in Microsoft during the year.

Health care was another sector where stock selection and an underweight position helped relative returns. The portfolio’s health care holdings are focused largely on the pharmaceutical industry, which performed well for the full year. Merck was the leading contributor in this segment, benefiting when one of its vaccines was made part of the routine vaccination schedule for girls.

At the other end of the spectrum, our performance would have been even better relative to the benchmark but for disappointing stock selection among energy shares. An underweight to ExxonMobil and poor performance by portfolio holding Anadarko limited the portfolio’s relative return.

In addition, our stock selection detracted in both the telecommunication services and consumer discretionary sectors; however, overweights to these winning sectors made them positive contributors overall.

Outlook

Going forward, we expect the pace of corporate earnings growth to slow along with the economy, though we still find equity valuations to be reasonable-valuations are neither too high nor compellingly attractive, and liquidity is good. Overall, we’re generally constructive on the outlook for stocks over the next few years, and we think the greater risk today is not a substantial decline from current levels but rather the improbability of earning higher-than-average returns over the foreseeable future. We will continue to employ the discipline that has served investors well over the years, seeking out reasonably valued stocks of high-quality companies while monitoring general economic conditions.

Sincerely,

Brian C. Rogers, Portfolio Manager

Series O
Manager’s Commentary	(Equity Income Series)
December 31, 2006	(unaudited)

PERFORMANCE

Series O vs. S&P 500 Index

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on December 31, 1996, and reflects the fees and expenses of Series O. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Portfolio Composition by Sector

Consumer Discretionary	14.58%
Consumer Staples	8.69
Energy	9.35
Financials	17.45
Health Care	9.29
Industrials	12.95
Information Technology	6.70
Materials	5.23
Telecommunication Services	5.34
Utilities	5.55
Convertible Bond	0.44
Short Term Investments	4.44
Liabilities, less cash & other assets	(0.01)
Total net assets	100.00%

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	10 Years
Series O	18.82%	8.87%	9.70%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

See accompanying notes.

Series O
Manager’s Commentary	(Equity Income Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series O (Equity Income Series)
Actual	$1,000.00	$1,132.50	$6.18
Hypothetical	1,000.00	1,019.41	5.85

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 13.25%.

[2]

Expenses are equal to the Series annualized expense ratio of 1.15%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series O (Equity Income Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 94.5%
Aerospace & Defense - 1.9%
Honeywell International, Inc.	77,100	$3,488,004
Raytheon Company	42,100	2,222,880

		5,710,884

Aluminum - 0.6%
Alcoa, Inc.	56,000	1,680,560

Asset Management & Custody Banks - 2.0%
Mellon Financial Corporation	79,200	3,338,280
State Street Corporation	38,800	2,616,672

		5,954,952

Automobile Manufacturers - 0.2%
Ford Motor Company	74,300	557,993

Biotechnology - 0.4%
Medimmune, Inc. *	39,100	1,265,667

Brewers - 1.1%
Anheuser-Busch Companies, Inc.	65,600	3,227,520

Broadcasting & Cable TV - 1.0%
CBS Corporation (CLB)	70,200	2,188,836
EchoStar Communications Corporation *	18,200	692,146

		2,880,982

Building Products - 0.6%
Masco Corporation	60,700	1,813,109

Communications Equipment - 1.6%
Cisco Systems, Inc. *	44,300	1,210,719
Motorola, Inc.	59,300	1,219,208
Nokia Oyj ADR	109,400	2,223,008

		4,652,935

Computer & Electronics Retail - 0.2%
RadioShack Corporation	43,100	723,218

Computer Hardware - 2.0%
Dell, Inc. *	92,500	2,320,825
International Business Machines Corporation	37,100	3,604,265

		5,925,090

Construction & Farm Machinery & Heavy Trucks - 0.0%
Deere & Company	700	66,549

Construction Materials - 0.7%
Vulcan Materials Company	22,200	1,995,114

Data Processing & Outsourced Services - 0.2%
Computer Sciences Corporation *	8,800	469,656

Distributors - 0.6%
Genuine Parts Company	35,600	1,688,508

Diversified Banks - 0.9%
U.S. Bancorp	40,700	1,472,933
Wells Fargo & Company	33,000	1,173,480

		2,646,413

Diversified Chemicals - 1.0%
E.I. Du Pont de Nemours & Company	60,500	2,946,955

Electric Utilities - 2.7%
Entergy Corporation	30,700	2,834,224
FirstEnergy Corporation	30,557	1,839,837
Pinnacle West Capital Corporation	23,900	1,210,296
Progress Energy, Inc.	43,000	2,110,440

		7,994,797

Electrical Components & Equipment - 0.5%
Cooper Industries, Ltd.	16,088	1,454,838

Environmental & Facilities Services - 0.6%
Waste Management, Inc.	51,222	1,883,433

Food Distributors - 0.3%
Sysco Corporation	24,500	900,620

Health Care Equipment - 1.0%
Baxter International, Inc.	39,000	1,809,210
Boston Scientific Corporation *	68,400	1,175,112

		2,984,322

Home Improvement Retail - 1.0%
Home Depot, Inc.	72,000	2,891,520

Homebuilding - 0.5%
DR Horton, Inc.	51,700	1,369,533

Homefurnishing Retail - 0.5%
Bed Bath & Beyond, Inc. *	38,100	1,451,610

Household Products - 1.9%
Colgate-Palmolive Company	56,300	3,673,012
Kimberly-Clark Corporation	28,100	1,909,395

		5,582,407

Housewares & Specialties - 1.6%
Fortune Brands, Inc.	22,800	1,946,892
Newell Rubbermaid, Inc.	92,600	2,680,770

		4,627,662

Hypermarkets & Super Centers - 0.9%
Wal-Mart Stores, Inc.	59,100	2,729,238

Industrial Conglomerates - 4.6%
3M Company	32,300	2,517,139
General Electric Company	235,100	8,748,071
Tyco International, Ltd.	77,600	2,359,040

		13,624,250

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series O (Equity Income Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Industrial Machinery - 2.0%
Eaton Corporation	15,300	$1,149,642
Illinois Tool Works, Inc.	37,700	1,741,363
Ingersoll-Rand Company, Ltd.	34,200	1,338,246
Pall Corporation	51,000	1,762,050

		5,991,301

Insurance Brokers - 1.6%
Marsh & McLennan Companies, Inc.	149,500	4,583,670

Integrated Oil & Gas - 8.0%
BP plc ADR	34,384	2,307,166
Chevron Corporation	78,332	5,759,752
Exxon Mobil Corporation	75,968	5,821,428
Hess Corporation	63,000	3,122,910
Murphy Oil Corporation	40,900	2,079,765
Royal Dutch Shell plc ADR	64,000	4,530,560

		23,621,581

Integrated Telecommunication Services - 3.8%
AT&T, Inc.	150,201	5,369,686
Qwest Communications International, Inc. *	323,901	2,711,051
Verizon Communications, Inc.	69,636	2,593,245
Windstream Corporation	42,804	608,673

		11,282,655

Investment Banking & Brokerage - 1.0%
Charles Schwab Corporation	155,400	3,005,436

Leisure Products - 1.0%
Mattel, Inc.	127,400	2,886,884

Life & Health Insurance - 1.5%
Lincoln National Corporation	41,924	2,783,753
UnumProvident Corporation	82,700	1,718,506

		4,502,259

Movies & Entertainment - 3.0%
Time Warner, Inc.	187,800	4,090,284
Viacom, Inc. (CLB) *	48,000	1,969,440
Walt Disney Company	78,300	2,683,341

		8,743,065

Multi-Line Insurance - 1.3%
American International Group, Inc.	52,500	3,762,150

Multi-Utilities - 2.8%
Duke Energy Corporation	88,400	2,935,764
NiSource, Inc.	123,900	2,985,990
TECO Energy, Inc.	30,800	530,684
Xcel Energy, Inc.	83,700	1,930,122

		8,382,560

Office Services & Supplies - 0.9%
Avery Dennison Corporation	38,200	2,594,926

Oil & Gas Equipment & Services - 0.7%
Schlumberger, Ltd.	31,800	$2,008,488

Oil & Gas Exploration & Production - 0.7%
Anadarko Petroleum Corporation	45,000	1,958,400

Other Diversified Financial Services - 4.7%
Bank of America Corporation	6,588	351,733
Citigroup, Inc.	57,233	3,187,878
JPMorgan Chase & Company	149,762	7,233,505
Morgan Stanley	37,800	3,078,054

		13,851,170

Packaged Foods & Meats - 2.1%
Campbell Soup Company	37,600	1,462,264
General Mills, Inc.	42,900	2,471,040
Hershey Company	3,300	164,340
McCormick & Company, Inc.	32,100	1,237,776
Sara Lee Corporation	41,600	708,448

		6,043,868

Paper Products - 1.9%
International Paper Company	125,920	4,293,872
MeadWestvaco Corporation	47,300	1,421,838

		5,715,710

Personal Products - 0.8%
Avon Products, Inc.	73,300	2,421,832

Pharmaceuticals - 7.9%
Abbott Laboratories	48,400	2,357,564
Bristol-Myers Squibb Company	82,900	2,181,928
Eli Lilly & Company	65,900	3,433,390
Johnson & Johnson	45,700	3,017,114
Merck & Company, Inc.	103,000	4,490,800
Pfizer, Inc.	125,100	3,240,090
Schering-Plough Corporation	51,900	1,226,916
Wyeth	63,100	3,213,052

		23,160,854

Photographic Products - 0.7%
Eastman Kodak Company	81,500	2,102,700

Property & Casualty Insurance - 1.3%
Chubb Corporation	22,100	1,169,311
St. Paul Travelers Companies, Inc.	51,184	2,748,069

		3,917,380

Publishing - 3.1%
Dow Jones & Company, Inc.	58,800	2,234,400
Gannett Company, Inc.	12,800	773,888
Idearc, Inc. *	3,481	99,731
New York Times Company	109,400	2,664,984
Tribune Company	111,000	3,416,580

		9,189,583

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series O (Equity Income Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Railroads - 1.7%
Norfolk Southern Corporation	25,400	$1,277,366
Union Pacific Corporation	41,200	3,791,224

		5,068,590

Regional Banks - 2.6%
Fifth Third Bancorp	75,400	3,086,122
Mercantile Bankshares Corporation	21,450	1,003,645
National City Corporation	33,800	1,235,728
SunTrust Banks, Inc.	28,600	2,415,270

		7,740,765

Semiconductors - 1.2%
Analog Devices, Inc.	68,900	2,264,743
Intel Corporation	62,900	1,273,725

		3,538,468

Soft Drinks - 1.1%
Coca-Cola Company	68,300	3,295,475

Specialized Consumer Services - 0.7%
H&R Block, Inc.	89,800	2,068,992

Specially Chemicals - 1.0%
Chemtura Corporation	55,100	530,613
International Flavors & Fragrances, Inc.	52,000	2,556,320

		3,086,933

Systems Software - 1.8%
Microsoft Corporation	173,300	5,174,738

Thrifts & Mortgage Finance - 0.5%
Federal National Mortgage Association	25,700	1,526,323

Tobacco - 0.5%
UST, Inc.	24,500	1,425,900

Wireless Telecommunication Services - 1.5%
Alltel Corporation	39,100	2,364,768
Sprint Nextel Corporation	112,000	2,115,680

		4,480,448

TOTAL COMMON STOCK (Cost $224,366,036)		$278,833,439

FOREIGN STOCK - 0.6%
Japan - 0.6%
Sony Corporation	42,700	1,829,923

TOTAL FOREIGN STOCK (Cost $1,583,432)		$1,829,923

	Principal Amount	Value
CONVERTIBLE BOND - 0.4%
Automotive - 0.1%
Ford Motor Company
4.25%, 2036	$380,000	406,125

Communications - 0.3%
Lucent Technologies, Inc.
8.00%, 2031	$895,000	$895,000

TOTAL CONVERTIBLE BOND (Cost $1,0033,216)		$1,301,125

SHORT TERM INVESTMENTS - 4.5%
State Street GA Money Market Fund	$6,342,080	$6,342,080
T. Rowe Price Reserve Investment Fund	6,784,102	6,784,102

TOTAL SHORT TERM INVESTMENTS (Cost $13,126,182)		$13,126,182

Total Investments (SBLO Fund) (Cost $240,108,866) - 100.0%		$295,090,669
Liabilities in Excess of Other Assets - 0.0%		(41.325)

TOTAL NET ASSETS - 100.0%		$295,049,344

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $241,346,882.

*	- Non-income producing security

Glossary:

ADR	- American Depositary Receipt

plc	- Public Limited Company

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series O

(Equity Income Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$295,090,669
Cash denominated in a foreign currency, at value[2]	3,751
Receivables:
Fund shares sold	208,958
Securities sold	984,153
Interest	80,984
Dividends	401,160
Prepaid expenses	6,403

Total assets	296,776,078

Liabilities:
Cash overdraft	32,875
Payable for:
Fund shares redeemed	387,933
Securities purchased	983,212
Management fees	250,629
Custodian fees	1,728
Transfer agent/maintenance fees	2,083
Administration fees	24,559
Professional fees	23,828
Directors’ fees	5,000
Other fees	14,887

Total liabilities	1,726,734

Net Assets .	$295,049,344

Net assets consist of:
Paid in capital	$223,816,430
Undistributed net investment income	3,879,221
Undistributed net realized gain on sale of investments and foreign currency transactions	12,372,003
Net unrealized appreciation in value of investments and translation of assets and liabilities in foreign currency	54,981,690

Net assets	$295,049,344

Capital shares authorized	unlimited
Capital shares outstanding	12,982,017
Net asset value per share
(net assets divided by shares outstanding)	$22.73

[1]Investments, at cost	$240,108,866
[2]Cash denominated in a foreign currency, at cost	3,638

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign withholding tax of $ 1,845)	$6,440,802
Interest	597,493

Total investment income	7,038,295

Expenses:
Management fees	2,753,696
Custodian fees	19,413
Transfer agent/maintenance fees	25,216
Administration fees	264,495
Directors’ fees	12,226
Professional fees	33,185
Reports to shareholders	43,429
Other expenses	12,012

Total expenses	3,163,672
Less: Earnings credits applied	(2,279)

Net expenses	3,161,393

Net investment income	3,876,902

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	14,012,498
Foreign currency transactions	(2,272)

Net realized gain	14,010,226

Net unrealized appreciation during the year on:
Investments	29,953,376
Translation of assets and liabilities in foreign currencies	27

Net unrealized appreciation	29,953,403

Net realized and unrealized gain	43,963,629

Net increase in net assets resulting from operations	$47,840,531

See accompanying notes.

Series O
Statement of Changes in Net Assets	(Equity Income Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$3,876,902	$3,214,208
Net realized gain during the year on investments and foreign currency transactions	14,010,226	13,982,774
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	29,953,403	(7,751,800)

Net increase in net assets resulting from operations	47,840,531	9,445,182

Capital share transactions:
Proceeds from sale of shares	67,270,515	74,046,642
Cost of shares redeemed	(79,789,663)	(64,596,753)

Net increase (decrease) from capital share transactions	(12,519,148)	9,449,889

Net increase in net assets	35,321,383	18,895,071

Net assets:
Beginning of year	259,727,961	240,832,890

End of year	$295,049,344	$259,727,961

Undistributed net investment income at end of year	$3,879,221	$3,213,835

Capital Share Activity:
Shares sold	3,278,641	3,984,349
Shares redeemed	(3,873,880)	(3,466,553)

Total capital share activity	(595,239)	517,796

See accompanying notes.

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Series O (Equity Income Series)

	2006	2005	2004	2003	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$19.13	$18.44	$16.14	$13.17	$16.00

Income (loss) from investment operations:
Net investment income	0.31	0.23	0.21	0.22	0.20
Net gain (loss) on securities (realized and unrealized)	3.29	0.46	2.12	3.09	(2.26)

Total from investment operations	3.60	0.69	2.33	3.31	(2.06)

Less distributions:
Dividends from net investment income	—	—	(0.03)	(0.20)	(0.39)
Distributions from realized gains	—	—	—	(0.14)	(0.38)

Total distributions	—	—	(0.03)	(0.34)	(0.77)

Net asset value, end of period	$22.73	$19.13	$18.44	$16.14	$13.17

Total Return[a]	18.82%	3.74%	14.43%	25.25%	(13.43%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$295,049	$259,728	$240,833	$196,720	$163,555

Ratios to average net assets:
Net investment income	1.41%	1.29%	1.31%	1.55%	1.40%
Total expenses[b]	1.15%	1.15%	1.13%	1.09%	1.09%
Net expenses[c]	1.15%	1.15%	1.13%	1.08%	1.08%

Portfolio turnover rate	18%	20%	20%	19%	23%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

See accompanying notes.

This page left blank intentionally.

Manager’s Commentary February 15, 2007	Series P (High Yield Series) (unaudited)

Advisor, Security Management Company, LLC

David Toussaint

Portfolio Manager

To Our Shareholders:

The high yield market, after producing lackluster results in 2005, came roaring back with an 11.9% return in 2006, its second best year since 1997. The U.S. economy’s continued growth allowed corporations to continue to increase profits and to further generate cash flow and improve their balance sheets, which helped move the high yield default rate near historic lows. At mid-year 2006, the Federal Reserve paused in its interest rate tightening cycle and this provided a spark to the equity and high yield markets. Series P of the SBL Fund—High Yield Series recorded a 11.18% return and the Series’ peer group was up 10.1% for the year. Part of the index's strong return is due to the large index weightings of automotive giants, General Motors and Ford. Both of these are around 6% of the index and GM returned 25% and Ford 22% during 2006. The high yield index without these two would have returned 10.2%, a full 1.7% lower. The high yield market was able to keep pace with the S&P 500’s return of 15.8% and easily outdistanced other competing fixed income returns such as government bonds which returned 3.5%, higher quality corporate bonds at 4.3%, and leveraged bank loans at 7.1%.

One of the primary reasons for high yield’s strong performance was the high yield corporate bond default rate nearly reaching historic lows. The high yield corporate default rate, which was expected to increase from 2005’s 2.3%, actually fell throughout the second half of 2006 and finished the year at 1.8%, the lowest since April 1997’s 1.7%. As a result, high yield corporate bond spreads, after widening slightly in the second quarter, tightened significantly in the second half and nearly reached historic lows by year-end.

The biggest story for 2006 was the amount of new issuance in the high yield market. In 2006, a record $142.4 billion was issued, surpassing the previous record of $137.3 in 1998. The issuance resulted from highly publicized mergers, acquisitions and leveraged buyouts. In fact, the top three LBO-related issues were almost $6 billion each. New issuance is expected to remain near these levels in 2007 as these transactions continue.

Shorter Maturity Bonds Provide Stable Income

The Series’ core holdings in shorter maturity bonds provided solid income generation and stable current yields for the Series during the year. These shor ter maturity bonds are not as sensitive to interest rate movements. Therefore, as rates moved higher during the year, these bonds lost little, if any, of their principal value while collecting their interest payments. Furthermore, most of these positions were in higher coupon issues. With ample liquidity in the bank loan market, these companies were able to refinance these bonds and tendered them at a premium. One such holding, Evergreen Aviation, returned 30% as it was able to refinance its bonds with a new bank loan.

Specific Portfolio Investments Enhanced Returns

The Series was able to enhance its return by investing in some lower quality, higher yielding securities. As the liquidity in the market was abundant, many of the Series’ holdings benefited. One of the Series’ best contributors was Worldspan, a travel services company, which returned 31% as air travel and lodging soared and the company was acquired in December. GMAC, the finance subsidiary of General Motors, returned 25% as a controlling interest in the company was sold to a private equity consortium and the corporate credit ratings were upgraded. United Rentals, an equipment rental company that is leveraged to the economy and to commercial construction booms, returned 20%.

Airline Exposure Proved Successful

The Series’ overweight to the airline sector helped the Fund. The Series was positioned in EETCs (Enhanced Equipment Trust Certificates) that performed well with the recovery in the airline industry and with the increasing value of the underlying aircraft collateral, returning around 20%, The Series’ position in these securities was a more conservative strategy to increase exposure to a risky industry.

Underweight to Riskier Large Issuers Hurt Performance versus Index

As mentioned earlier, some of the largest issuers in the index produced great returns in 2006. GM and Ford, each with a weighting of 6% of the index, returned approximately 25% and 22%, respectively. Charter Communications, a highly leveraged cable television company and 1.5% of the index, returned 34%. The Series had only a 2% weight in GM and 0.5% weight in Ford throughout the year and did not hold Charter. The Series does not think it is prudent to hold large concentrations in one issuer and typically will not hold more than 3% in any one issuer. Charter remained free cash flow negative throughout the year but was helped by some debt restructuring and the liquidity in the market.

Manager’s Commentary February 15, 2007	Series P (High Yield Series) (unaudited)

Outlook and Strategy for 2007

For 2007, the economy’s growth rate is expected to moderate. The corporate default rate is expected to slightly increase throughout the year and possibly reach 2.5% to 3% by year-end, but still remain well below the long run average of around 5%. The significant increase in mergers, acquisitions and leveraged buyouts may continue to help the high yield bonds for those companies being acquired. However, as a result of these leveraging transactions, new issuance will be of much lower quality. Additionally, highly levered issuers will be less able to weather an economic slowdown. Lower quality issuance may cause the default rate to increase over the next few years. Therefore, the Series will continue to hold shor ter maturity bonds to reduce interest rate and credit risk, while oppor tunistically adding selective lower quality securities to enhance returns.

Thank you for being an investor in the Series.

Sincerely,

David Toussaint, Portfolio Manager

PERFORMANCE

Series P vs. Lehman Brothers High Yield Indes

$10,000 over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on December 31, 1996 (date of inception) and reflects the fees and expenses of Series P. The Lehman Brothers High Yield Index is an unmanaged index that tracks below investment grade bonds.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	Since Inception (8-5-96)
Series P	11.18%	9.50%	7.00%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Quality Ratings

A	0.12%
BBB	4.10
BB	20.84
B	42.56
CCC	16.69
CC	0.02
D	0.06
NR	6.16
Common Stocks	0.72
Repurchase Agreement	5.74
Cash & other assets, less liablities	2.99
Total net assets	100.00%

See accompanying notes.

Manager’s Commentary December 31, 2006	Series P (High Yield Series) (unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series P (High Yield Series)
Actual	$1,000.00	$1,067.00	$4.79
Hypothetical	1,000.00	1,020.57	4.69

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 6.70%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.92%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series P (High Yield Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 0.7%
Air Freight & Logistics - 0.0%
Atlas Air Worldwide Holdings, Inc. *	26	$1,153

Airlines - 0.0%
ACE Aviation Holdings, Inc.	32	1,039

Broadcasting & Cable TV - 0.0%
Cebridge Connections * (1)(2)	558	—

Electronic Manufacturing Services - 0.0%
Viasystems Group, Inc. * (1)(2)	1,207	—

Health Care Equipment - 0.0%
MEDIQ, Inc. * (1)(2)	92	—

Household Products - 0.0%
WKI Holding Company, Inc. * (1)(2)	202	—

Mortgage REIT’s - 0.3%
HomeBanc Corporation	30,000	126,900
Opteum, Inc.	30,450	231,420

		358,320

Oil & Gas Storage & Transportation - 0.4%
Double Hull Tankers, Inc.	25,000	404,750

TOTAL COMMON STOCK (Cost $1,087,807)		$765,262

PREFERRED STOCK - 0.0%
Steel - 0.0%
Weirton Steel Corporation * (1)(2)	315	—

TOTAL PREFERRED STOCK (Cost $264)		$—

	Principal Amount	Value
CONVERTIBLE BOND - 2.1%
Aerospace & Defense - 0.8%
DRS Technologies, Inc.
2.00%, 2026 (3)(4)	$800,000	842,000

Automobiles (including Replacement Parts) - 0.6%
Sonic Automotive, Inc.
5.25%, 2009	650,000	637,000

Telecommunications - 0.7%
Nextel Communications, Inc.
5.25%, 2010	750,000	737,813

TOTAL CONVERTIBLE BOND (Cost $2,162,778		$2,216,813

CORPORATE BOND - 83.4%
Aerospace & Defense - 4.7%
Bombardier, Inc.
6.75%, 2012 (3)(4)	1,075,000	1,053,500
Esterline Technologies Corporation
7.75%, 2013 (4)	610,000	622,200
L-3 Communications Corporation
7.63%, 2012	1,275,000	1,319,625
Sequa Corporation
8.875%, 2008	280,000	288,400
9.00%, 2009	200,000	214,000
Vought Aircraft Industries, Inc.
8.00%, 2011	1,575,000	1,515,937

		5,013,662

Airlines - 3.2%
Calair Capital Corporation
8.13%, 2008	675,000	676,688
Continental Airlines, Inc.
7.03%, 2011	398,379	396,885
8.31%, 2011	621,768	624,877
Delta Air Lines, Inc.
7.90%, 2009 (5)	75,000	50,250
7.71%, 2011	530,000	528,012
7.78%, 2012	1,146,500	1,139,334
Northwest Airlines, Inc.
9.875%, 2007(5)	10,000	9,650

		3,425,696

Automotive - 4.4%
Dura Operating Corporation
8.625%, 2012(5)	10,000	3,400
General Motors Acceptance Corporation
6.75%, 2014	650,000	667,636
8.00%, 2031	1,250,000	1,435,085
Group 1 Automotive, Inc.
8.25%, 2013	1,050,000	1,076,250
Sonic Automotive, Inc.
8.63%, 2013	600,000	618,000
Tenneco, Inc.
8.63%, 2014	550,000	561,000
TRW Automotive, Inc.
9.38%, 2013	312,000	334,620

		4,695,991

Banking - 3.2%
Cardtronics, Inc.
9.25%, 2013(6)	900,000	947,250
Doral Financial Corporation
6.204%, 2007(7)	2,250,000	2,044,697
E*Trade Financial Corporation
8.00%, 2011	300,000	313,500
FCB Capital Trust
8.05%, 2028	75,000	78,855
Western Financial Bank
9.625%, 2012	5,000	5,463

		3,389,765

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series P (High Yield Series)
December 31, 2006 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Basic Industry - Other - 0.1%
Mobile Services Group, Inc.
9.75%, 2014 (3)(4)	$125,000	$130,625

Building Materials - 1.7%
Building Materials Corporation of America
8.00%, 2007	550,000	558,965
8.00%, 2008	825,000	862,125
Interline Brands, Inc.
8.13%, 2014	400,000	411,000

		1,832,090

Chemicals - 0.3%
CNA Holdings, Inc.
7.13%, 2009 (2)	145,000	142,825
Lyondell Chemical Company
8.25%, 2016	150,000	157,500
Methanex Corporation
8.75%, 2012	5,000	5,437

		305,762

Communications - Other - 1.6%
Lamar Media Corporation
6.63%, 2015	150,000	148,688
Satelites Mexicanos S.A. de CV
14.11%, 2011 (7)	1,464,175	1,548,365

		1,697,053

Construction Machinery - 1.8%
Case New Holland, Inc.
9.25%, 2011	650,000	688,187
United Rentals North America, Inc.
6.50%, 2012	625,000	617,188
7.00%, 2014	625,000	613,281

		1,918,656

Consumer Products - 0.2%
Hanesbrands, Inc.
8.735%, 2014 (3)(4)(7)	150,000	152,625
Hasbro, Inc.
6.15%, 2008	56,000	56,402
Icon Health & Fitness
11.25%, 2012	25,000	26,000

		235,027

Distributors - 1.1%
SemGroup, LP
8.75%, 2015 (3)(4)	1,200,000	1,206,000

Diversified Manufacturing - 0.6%
Briggs & Stratton Corporation
8.88%, 2011	625,000	676,563

Electric - 4.3%
AES Corporation
9.50%, 2009	1,400,000	1,498,000
Avista Corporation
9.75%, 2008	50,000	52,419
CMS Energy Corporation
9.875%, 2007	10,000	10,312
7.50%, 2009	610,000	629,063
East Coast Power LLC
6.74%, 2008	20,625	20,801
7.07%, 2012	84,520	85,542
GrafTech Finance, Inc.
10.25%, 2012	890,000	937,838
Reliant Energy, Inc.
9.25%, 2010	550,000	577,500
6.75%, 2014	650,000	635,375
Westar Energy, Inc.
7.125%, 2009	90,000	93,025

		4,539,875

Entertainment - 0.9%
AMC Entertainment, Inc.
9.88%, 2012	300,000	315,000
Speedway Motorsports, Inc.
6.75%, 2013	625,000	625,000

		940,000

Environmental - 0.4%
Allied Waste North America, Inc.
8.50%, 2008	20,000	21,025
Casella Waste Systems, Inc.
9.75%, 2013	400,000	419,000

		440,025

Financial - Other - 0.3%
Ford Motor Credit Company
9.824%, 2012 (7)	300,000	317,922

Food & Beverage - 2.5%
Dean Foods Company
8.15%, 2007	650,000	658,125
Dole Food Company, Inc.
7.25%, 2010	400,000	381,000
8.88%, 2011	200,000	197,000
Harry & David Holdings, Inc.
9.00%, 2013	900,000	877,950
Land O’ Lakes, Inc.
8.75%, 2011	60,000	62,400
Pilgrim’s Pride Corporation
9.63%, 2011	450,000	470,250

		2,646,725

Gaming - 3.7%
American Casino & Entertainment Properties LLC
7.85%, 2012	300,000	306,375

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series P (High Yield Series)
December 31, 2006 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Gaming (continued)
Galaxy Entertainment Finance Company, Ltd.
9.88%, 2012 (3)(4)	$975,000	$1,044,469
Mandalay Resort Group
10.25%, 2007	45,000	46,069
6.50%, 2009	300,000	303,375
MGM Mirage
8.50%, 2010	15,000	16,050
8.375%, 2011	55,000	57,062
6.75%, 2012	625,000	615,625
6.75%, 2013 (4)	500,000	488,750
Station Casinos, Inc.
6.00%, 2012	925,000	877,594
Turning Stone Resort Casino Enterprise
9.13%, 2014 (3)(4)	150,000	153,375

		3,908,744

HealthCare - 3.4%
Coventry Health Care, Inc.
6.13%, 2015	575,000	566,663
HCA, Inc.
6.50%, 2016	1,850,000	1,558,625
Johnsondiversey, Inc.
9.625%, 2012	5,000	5,238
U.S. Oncology Holdings, Inc.
10.675%, 2015 (7)	1,400,000	1,438,500

		3,569,026

Home Construction - 0.0%
KB Home
9.50%, 2011	35,000	36,050

Independent Energy - 2.8%
El Paso Production Holding Company
7.75%, 2013	250,000	261,562
Forest Oil Corporation
8.00%, 2008	15,000	15,356
Hilcorp Energy I, LP
10.50%, 2010 (3)(4)	1,200,000	1,284,000
Magnum Hunter Resources, Inc.
9.60%, 2012	918,000	965,048
MarkWest Energy Partners, LP
8.50%, 2016 (3)(4)	400,000	416,000
Range Resources Corporation
7.38%, 2013	75,000	76,875

		3,018,841

Industrial - Other - 2.7%
Anixter International, Inc.
5.95%, 2015	250,000	231,250
Corrections Corporation of America
7.50%, 2011	200,000	206,000
Iron Mountain, Inc.
8.25%, 2011	800,000	802,000
USEC, Inc.
6.75%, 2009	$1,625,000	$1,576,250

		2,815,500

Insurance - Life - 0.2%
Genamerica Capital I
8.53%, 2027 (3)(4)	175,000	184,327

Insurance - Property & Casualty - 2.6%
Fairfax Financial Holdings, Ltd.
7.75%, 2012	2,825,000	2,782,625

Lodging - 0.6%
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 2007 (6)	600,000	602,451

Media - Cable - 1.5%
Cablevision Systems Corporation
9.87%, 2009 (7)	250,000	263,750
CSC Holdings, Inc.
7.25%, 2008	375,000	378,281
8.125%, 2009 to 2009	35,000	36,269
6.75%, 2012 (3)(4)(6)	325,000	316,875
Frontiervision Holdings, LP
11.875%, 2007 (5)	20,000	26,500
Jones Intercable, Inc.
7.63%, 2008	200,000	205,339
Shaw Communications, Inc.
7.25%, 2011	375,000	389,531

		1,616,545

Media-Non Cable - 3.6%
Block Communications, Inc.
8.25%, 2015 (3)(4)	975,000	972,562
CMP Susquehanna Corporation
9.88%, 2014 (3)(4)	1,200,000	1,194,000
Fisher Communications, Inc.
8.63%, 2014	250,000	265,000
Historic TW, Inc.
9.125%, 2013	30,000	34,950
Intelsat, Ltd.
7.63%, 2012	725,000	676,062
Morris Publishing Group LLC
7.00%, 2013 (4)	625,000	592,188
RH Donnelley Finance Corporation I
10.88%, 2012 (3)	125,000	136,250

		3,871,012

Metals & Mining - 3.5%
AK Steel Corporation
7.88%, 2009	1,495,000	1,495,000
Asia Aluminum Holdings, Ltd.
8.00%, 2011 (3)(4)	1,400,000	1,396,500
Bulong Operations Pty, Ltd.
12.50%, 2008 (1)(2)(5)	185,000	—

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series P (High Yield Series)
December 31, 2006 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Metals & Mining (continued)
National Steel Corporation
9.875%, 2009 (1)(2)(5)	$15,915	$—
Noble Group, Ltd.
6.63%, 2015 (3)(4)	550,000	499,598
PNA Group, Inc.
10.75%, 2016 (3)(4)	325,000	335,969
Steel Dynamics, Inc.
9.50%, 2009	5,000	5,150

		3,732,217

Natural Gas Pipelines - 1.7%
Regency Energy Partners, LP
8.38%, 2013 (3)(4)	300,000	300,750
Sonat, Inc.
7.63%, 2011	1,050,000	1,113,000
Williams Companies, Inc.
6.38%, 2010 (3)(4)	200,000	201,250
Williams Partners, LP
7.25%, 2017 (3)(4)	150,000	153,000

		1,768,000

Oil Field Services - 0.5%
Parker Drilling Company
10.119%, 2010 (7)	450,000	460,125
Pemex Project Funding Master Trust
8.50%, 2008	30,000	30,900
7.875%, 2009 (6)	35,000	36,680
9.125%, 2010	40,000	44,860

		572,565

Packaging - 5.1%
Ball Corporation
6.88%, 2012	250,000	255,000
Graham Packaging Company, Inc.
9.88%, 2014	1,300,000	1,313,000
Owens Brockway Glass Container, Inc.
7.75%, 2011	200,000	205,500
Owens-Illinois, Inc.
8.10%, 2007	575,000	576,437
7.50%, 2010	30,000	30,113
Smurfit-Stone Container Enterprises, Inc.
9.75%, 2011	1,699,000	1,752,094
Solo Cup Company
8.50%, 2014	1,425,000	1,232,625

		5,364,769

Paper -1.7%
Georgia-Pacific Corporation
7.13%, 2017 (3)(4)	325,000	324,187
Sino-Forest Corporation
9.13%, 2011 (3)(4)	1,375,000	1,486,719

		1,810,906

Pharmaceuticals - 0.8%
Valeant Pharmaceuticals International
7.00%, 2011	850,000	816,000

Refining - 0.3%
Frontier Oil Corporation
6.63%, 2011	300,000	299,250

REITs - 1.4%
American Real Estate Partners, LP
8.13%, 2012	1,000,000	1,032,500
7.13%, 2013	400,000	402,000

		1,434,500

Retailers - 2.1%
GSC Holdings Corporation
8.00%, 2012	625,000	653,125
JC Penney Corporation, Inc.
7.375%, 2008	40,000	40,962
Michaels Stores, Inc.
11.38%, 2016 (3)(4)	1,500,000	1,563,750
PCA LLC
11.875%, 2009 (2)	30,000	5,400

		2,263,237

Services - 0.2%
American Commercial Lines
9.50%, 2015	146,000	162,242
American ECO Corporation
9.625%, 2008 (1)(2)(3)(5)	200,000	—

		162,242

Supermarkets - 0.0%
Fleming Companies, Inc.
9.88%, 2012 (1)(2)(5)	400,000	—

Technology - 4.7%
Amkor Technology, Inc.
7.75%, 2013	1,200,000	1,104,000
Freescale Semiconductor, Inc.
10.13%, 2016 (3)(4)	1,275,000	1,276,594
NXP BV
9.50%, 2015 (3)(4)	650,000	666,250
Seagate Technology HDD Holdings
6.80%, 2016	650,000	653,250
Worldspan, LP
11.624%, 2011 (7)	1,250,000	1,287,500

		4,987,594

Telecommunications - Wireless - 4.6%
American Cellular Corporation
10.00%, 2011	975,000	1,031,062
Dobson Communications Corporation
9.624%, 2012 (7)	350,000	357,000
iPCS, Inc.
11.50%, 2012	500,000	555,000

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series P (High Yield Series)
December 31, 2006 - continued

	Principal Amount		Value
CORPORATE BOND (continued)
Telecommunications - Wireless (continued)
MetroPCS Wireless, Inc.
9.25%, 2014 (3)(4)		$500,000	$522,500
Rural Cellular Corporation
9.75%, 2010		1,175,000	1,207,313
11.121%, 2012 (7)		650,000	677,625
UbiquiTel Operating Company
9.88%, 2011		500,000	540,000

			4,890,500

Telecommunications-Wirelines - 2.7%
EXDS, Inc.
11.625%, 2010 (1)(2)(5)		340,726	—
LCI International, Inc.
7.25%, 2007		2,675,000	2,681,688
Qwest Corporation
7.88%, 2011		150,000	159,750
Telecommunications Technique
9.75%, 2008 (1)(2)(5)		30,000	—

			2,841,438

Textile - 0.3%
Invista
9.25%, 2012 (3)(4)		250,000	268,125

Transportation Services - 1.4%
Overseas Shipholding Group
8.25%, 2013		400,000	420,500
Stena AB
9.63%, 2012		425,000	452,625
U.S. Shipping Partners, LP Shipping Finance Corporation
13.00%, 2014 (3)(4)		625,000	656,250

			1,529,375

TOTAL CORPORATE BOND (Cost $87,226,741)			$88,557,276

FOREIGN BOND - 0.1%
Tunisia - 0.1%
Banque Centrale de Tunisie
7.375%, 2012		80,000	86,640

TOTAL FOREIGN BOND (Cost $79,198)			$86,640

FOREIGN GOVERNMENT BOND - 0.8%
Chile - 0.1%
Chile Government International Bond
5.625%, 2007		100,000	100,140
7.125%, 2012		25,000	26,925

			127,065

Mexico - 0.2%
Mexico Government International Bond
8.375%, 2011		85,000	94,563
7.50%, 2012		116,000	127,136

			221,699

Peru - 0.1%
Peru Government International Bond
5.00%, 2017 (6)(7)		110,400	109,572

Philippines - 0.0%
Philippine Government International Bond
8.375%, 2009		30,000	31,875

Russia - 0.2%
Russia Government International Bond
10.00%, 2007		100,000	102,120
8.25%, 2010 (3)(4)		28,389	29,667
Russian Ministry of Finance
3.00%, 2011		80,000	72,174

			203,961

South Africa - 0.2%
South Africa Government International Bond
9.125%, 2009		95,000	102,600
7.375%, 2012		35,000	37,625

			140,225

Ukraine - 0.0%
Ukraine Government International Bond
11.00%, 2007		7,002	7,070

TOTAL FOREIGN GOVERNMENT BOND (Cost $750,981)			$841,467

SENIOR FLOATING RATE INTERESTS - 4.2%
Automotive - 1.2%
Ford Motor Company
8.36%, 2013 (7)(8)		1,300,000	1,300,812

Business Equipment & Services - 1.2%
VNU
8.125%, 2013 (7)(8)		1,250,000	1,258,160

Health Care - 0.9%
DaVita, Inc.
7.422%, 2012 (7)(8)		920,985	925,425

Utilities - 0.9%
NRG Energy, Inc.
7.364%, 2013 (7)(8)		924,642	929,266

TOTAL SENIOR FLOATING RATE INTERESTS (Cost $4,415,854)			$4,413,663

ASSET BACKED SECURITIES - 0.0%
Other - 0.0%
Pegasus Aviation Lease Securitization
2000-1, 8.42%, 2030 (1)(2)(3)(5)		489,231	—
TOTAL ASSET BACKED SECURITIES (Cost $370,950)	$		—

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series P (High Yield Series)
December 31, 2006 - continued

	Principal Amount	Value
REPURCHASE AGREEMENT - 5.7%
United Missouri Bank, 4.85%, 12-29-06, matures 01-02-07; repuchase amount $6,099,285 (Collateralized by FHLMC, 4.00%, 05-01-09, FHLB, 5.125%, 09-10-10, FNMA, 5.00%, 09-25-30 & GNMA, 4.50%-5.00%, 10-16-28 thru 11-20-29, with a combined value of $6,218,111)	$6,096,000	$6,096,000

TOTAL REPURCHASE AGREEMENT (Cost $6,096,000)		$6,096,000

Total Investments (SBL P Fund) (Cost $102,190,573) - 97.0%		$102,977,121
Other Assets in Excess of Liabilities - 3.0%		3,166,991

TOTAL NET ASSETS -100.0%		$106,144,112

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $101,458,943.

*	- Non-income producing security

1	- Security is deemed illiquid. See Notes to financial statements.

2	- Security is fair valued by the Board of Directors. See Notes to financial statements.

3	- Security was acquired through a private placement.

4	- Security is a 144A security, which places restrictions on resale. See Notes to financial statements.

5	- Security is in default of interest and/or principal obligations.

6	- Security is a step-up bond. Rate indicated is rate effective at December 31, 2006.

7	- Variable rate security. Rate indicated is rate effective at December 31, 2006.

8	- Security is a senior floating rate interest. See Notes to financial statements.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series P
(High Yield Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$102,977,121
Cash	170,870
Receivables:
Fund shares sold	1,333,393
Interest	1,892,447
Dividends	7,523
Prepaid expenses	1,985

Total assets	106,383,339

Liabilities:
Payable for:
Fund shares redeemed	140,482
Management fees	65,624
Custodian fees	996
Transfer agent/maintenance fees	2,083
Administration fees	11,912
Professional fees	11,072
Directors’ fees	1,500
Other	5,558

Total liabilities	239,227

Net Assets	$106,144,112

Net assets consist of:
Paid in capital	$97,837,797
Undistributed net investment income	6,964,398
Undistributed net realized gain on sale of investments	555,369
Net unrealized appreciation in value of investments	786,548

Net assets	$106,144,112

Capital shares authorized	unlimited
Capital shares outstanding	5,650,298
Net asset value per share (net assets divided by shares outstanding)	$18.79

[1]Investments, at cost	$102,190,573

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends	$87,673
Interest	7,090,784

Total investment income	7,178,457

Expenses:
Management fees	658,247
Custodian fees	6,048
Transfer agent/maintenance fees	25,153
Administration fees	96,700
Directors’ fees	3,810
Professional fees	12,458
Reports to shareholders	12,380
Other expenses	3,305

Total expenses	818,101
Less: Earnings credits applied	(215)

Net expenses	817,886

Net investment income	6,360,571

Net Realized and Unrealized Gain (Loss):
Net realized gain during the year on:
Investments	1,004,753

Net realized gain	1,004,753

Net unrealized appreciation during the year on:
Investments	1,995,013

Net unrealized appreciation	1,995,013

Net realized and unrealized gain	2,999,766

Net increase in net assets resulting from operations	$9,360,337

See accompanying notes.

Series P
Statement of Changes in Net Assets	(High Yield Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income	$6,360,571	$5,102,008
Net realized gain during the year on investments	1,004,753	1,405,466
Net unrealized appreciation (depreciation) during the year on investments	1,995,013	(3,797,233)

Net increase in net assets resulting from operations	9,360,337	2,710,241

Capital share transactions:
Proceeds from sale of shares	63,798,723	47,469,252
Cost of shares redeemed	(44,986,293)	(46,523,696)

Net increase from capital share transactions	18,812,430	945,556

Net increase in net assets	28,172,767	3,655,797

Net assets:
Beginning of year	77,971,345	74,315,548

End of year	$106,144,112	$77,971,345

Undistributed net investment income at end of year	$6,964,398	$5,556,465

Capital Share Activity:
Shares sold	3,584,516	2,888,743
Shares redeemed	(2,547,382)	(2,840,004)

Total capital share activity	1,037,134	48,739

See accompanying notes.

Financial Highlights	Series P
Selected data for each share of capital stock outstanding throughout each year	(High Yield Series	)

	2006	2005	2004	2003	Year Ended, December 31, 2002[d]
Per Share Data
Net asset value, beginning of period	$16.90	$16.28	$14.71	$12.79	$13.60
Income (loss) from investment operations:
Net investment income	0.90	1.09	1.12	0.90	0.93
Net gain (loss) on securities (realized and unrealized)	0.99	(0.47)	0.58	1.87	(0.88)

Total from investment operations	1.89	0.62	1.70	2.77	0.05

Less distributions:
Dividends from net investment income	—	—	(0.13)	(0.85)	(0.86)

Total distributions	—	—	(0.13)	(0.85)	(0.86)

Net asset value, end of period	$18.79	$16.90	$16.28	$14.71	$12.79

Total Return[a]	11.18%	3.81%	11.61%	21.71%	0.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,144	$77,971	$74,316	$78,491	$41,381

Ratios to average net assets:
Net investment income	7.24%	7.13%	7.08%	7.53%	8.12%
Total expenses[b]	0.93%	0.97%	0.94%	0.87%	0.88%
Net expenses[c]	0.93%	0.97%	0.94%	0.87%	0.88%

Portfolio turnover rate	52%	64%	63%	52%	80%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[d]	The financial highlights for Series P exclude the historical financial highlights of Series K. The assets of Series K were acquired by Series P on August 27, 2002.

See accompanying notes.

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Series Q
Manager’s Commentary	(Small Cap Value Series	)
February 15, 2007	(unaudited	)

Subadvisor, Wells Capital Management

I. Charles Rinaldi

Portfolio Manager

To Our Shareholders:

This year’s market performance surprised many investors, especially those who thought the small cap, emerging and real estate markets had cooled off at the end of 2005. Small cap stocks, evidenced by value stocks in the Russell 2000 Index, turned in a very strong 4th quarter to finish the year at 23.48%. Series Q of the SBL Fund - Small Cap Value Series returned 13.41% in 2006, underperforming the Russell 2000 Value. As we look back to September 2005, we note the value of the portfolio’s energy stocks contributed to the overall investment results for 2005. We believe the portfolio’s natural gas infrastructure and crude oil producers stand to outperform the market as domestic companies race to ramp up supply across all energy sub-industries, in light of strong global demand for natural resources. In addition, our thorough stock selection in a number of industries has positioned the portfolio to outperform the market. With respect to the index’s strong performance in 2006, our significant underweight in banks and real estate investment trusts (REITs) was a major source of underperformance versus the benchmark. On a capitalization basis, large caps outperformed in December but small caps outperformed for the year. This was the eighth straight year that the Russell 2000 Index outperformed the S&P 500 Index. The two most recent years, however, have seen that margin narrow.

Our selection of materials and industrial processing stocks for the Series is comprised of 29 stocks that have met our requirements for inclusion in the portfolio. For the year, our materials stocks, specifically steel, chemical and gold, added the most value in terms of contribution to return. Much of the drive behind steel stocks has been the winds of worldwide steel mergers. While the steel stocks in the portfolio make up a small percentage of the total, the excellent returns in this area added over 1% to the year’s return. Chemicals stocks were also strong; a welcome change. Our identification of these stocks took place a number of years ago, with many of the companies coming through our intrinsic value process.

Gold dipped late in the year, yet still finished up 20% for the year. Gold mining stocks represent a small part of the portfolio, and have been solid performers, displaying sustained strength over the past four years. Paper companies staged a turnaround after a tough year in 2005. A top ten holding, Chicago Bridge & Iron, was up in the year. The power, environmental and natural gas services company continues to win large projects and has a significant backlog in the pipeline. We saw weakness in synthetic fiber company, Wellman and in Intertape Polymer, a resin and synthetic products company. Higher commodity prices, among other factors, caused pressure on these companies. Fifteen industries are represented in this sector, diversifying exposure to a broad slice of these types of stocks. For 2007, we look to the high cash levels at companies and the overall liquidity in the system to push projects at each of these industrials.

Total holdings in technology, a place where we have found cheap stocks and good values, have increased in the year. At least one of the themes we are seeing materialize is in radio frequency identification (RFID), a technology to allow for better inventory control in warehouses and stores. We’ve identified undervalued companies with excellent prospects and strong balance sheets as potential candidates. Technology stocks are represented by 17 companies spread throughout multiple sub-industries, including enterprise software, semi-conductors, testing hardware, and networking to name a few. For the year, we saw a small group of unrelated companies experience increased volatility in their prices. A significant detractor was Embarcadero, mired in an accounting issue. On the positive side, Symbol Technologies, a maker of handheld scanners commonly used at checkouts, was acquired by Motorola in September.

Cray Computer had a strong year, adding value to the portfolio’s return. The supercomputer maker in Seattle won a number of government and education contracts, fueling its stock price. Cray, a small niche player in a large market, has a long history developing large scale computers. Intermec, a company involved in barcode technology and also RFID research and development, was down sharply in the year. The company is in the midst of restructuring and has announced a reduction in its workforce. For 2007, we look to our selection of technology stocks to add value relative to the index.

The portfolio’s consumer stocks were up in the year; however, they underperformed the benchmark’s return in this sector. Our over weight in commercial services proved to add value to the year’s results from a broad group of companies.

Consumer stocks represent about 17% of the portfolio, with half of these stocks in commercial services, an area where we have found attractive valuations. ABM Industries, a company servicing high rise buildings, is an

Series Q
Manager’s Commentary	(Small Cap Value Series	)
February 15, 2007	(unaudited	)

example of a well run company with large contracts to run everything from janitorial to security operations for companies. Commercial information services company ProQuest was off sharply, dragging down the sector following its announcement of a potential restatement of quarterly earnings. Traditional retailers contributed to performance, but underperformed the market. We have found the best value in companies with predictable revenue streams, such as those found in commercial services.

Our overweight in energy stocks helped boost performance for the year. Despite widespread concern over energy prices in the summer of 2006, the portfolio’s oil well and natural gas equipment and service stocks per formed well relative to the index, adding almost 200 basis points to the year’s return. We believe we are in a multi-year period of capital projects expansion in this industry, due to an extended time of underinvestment in domestic energy projects. Under water pipeline repair company Oceaneering International had a strong year, up over 50%. The company, which utilizes remote operated vehicles to repair lines, serves a niche market in deep water pipeline repair and has been an excellent addition to the portfolio. Global Industries, a top holding in the portfolio, began serving the offshore oil and gas industry over 25 years ago and has evolved into one of the largest providers of offshore services in the Gulf of Mexico. The company’s earnings have been improving as the framework laid a number of years ago has continued to reap benefits for shareholders.

Key Energy Services, also a top holding, continues to post improving rig hours in the U.S. and internationally amid strong demand for its services. The company has yet to file regulatory documents for previous years, a situation we are monitoring closely. Helmerich & Payne, a Tulsa, OK-based driller, was down in the year, despite a rather strong earnings announcement in November. Since September 2005, we have been reducing portfolio holdings in crude oil related companies, on our thesis that while there is opportunity in the long-term in these stocks, near term pressure may not be favorable to owning oil stocks. We witnessed extended volatility in oil throughout the year and used our vast research to steer us from a negative impact on performance. Lastly, another Tulsa-based oil service company, Matrix Service, positively contributed to the year’s return. In utilities, Cincinnati Bell continues to increase its revenue and operating income, sending its shares up in the past year. The company fits our investment criteria, having a solid customer base and multiple lines of business.

Financials were very strong in the year and our under weight in the area hurt our performance. The benchmark’s financials sector makes up 35% of the entire index, dominated by banks and real estate investment trusts (REIT). Our bottom-up process has identified a small number of REITs. The portfolio currently maintains approximately 4 percent in property and casualty insurance companies, an area where we believe value exists. REITs have been a large part of the index’s performance for the year; however, in December the small cap portfolio outperformed in this area.

Our underweight in banking and REITs has been an area of underperformance due to the continued extraordinary returns seen in commercial property, hotels and other related real estate vehicles. We have found a select number of REITs, of which some are recent IPOs, and added them to the portfolio throughout the year. We also continue to favor some insurance companies on the thesis their valuations may not be fully realized.

In healthcare, the services industry comprised of companies providing ser vices to hospitals, nursing homes, prisons and clinics, was the leading contributor in our healthcare stocks for the year. Gentiva Health Services and Healthcare Services Group were steady per formers throughout the year. Gentiva provides comprehensive home health services including nursing in the U.S. In February, Gentiva acquired the Healthfield Group, another provider of services to southeastern states with over 130 locations. Healthcare Services Group provides housekeeping, laundry, linen and food services to the healthcare industry. Laundry and linen represent a significant part of the company’s revenue. The portfolio is slightly over weight in the index in healthcare.

Our healthcare facilities stocks added value to the year’s performance. The portfolio has a small exposure to biotech research companies. One stock is Infinity Pharmaceuticals, a cancer drug development company, which had a busy year making progress on a number of its cancer drugs and completing a reverse merger with Discovery Partners. In pharma stocks, the portfolio’s holdings detracted largely due to CV Therapeutics, which was pushed lower on a delay in obtaining regulatory approval for its main drug Ranexa. Late in the year, the company filed for EU approval of its heart drug, in the face of domestic regulatory challenges.

The eight transportation stocks added a small contribution to the year’s return, with railroader Rail America coming in with a strong year, up nearly 50%. The short-haul transporter agreed to be sold to a hedge fund group at a 32% premium to its trading price in mid-November. In air transport, an industry in which the portfolio has 5 holdings, results were flat for the year. EGL Inc. was a detractor in this sector, pushed lower by flat revenue from its air transport segment, which accounts for over 60% of its sales. Slightly over 5% of the portfolio is invested in transportation related stocks.

Series Q
Manager’s Commentary	(Small Cap Value Series	)
February 15, 2007	(unaudited	)

Producer durables account for approximately 2% of the portfolio, versus 6% in the index. Our allocation to this area was a detractor to performance; in addition, stock selection also did not work in our favor. In the past year, we have begun adding manufactured housing related stocks, on our belief that the value proposition for these types of companies fits well into current housing climate. Late in the year, these stocks were not favored by investors, being dragged down by the market’s overall negative investment view towards housing.

Thank you for your confidence in our investment team. We wish you all the best in 2007 and look forward to our partnership for many years to come.

Sincerely,

I. Charles Rinaldi Portfolio Manager

PERFORMANCE

Series Q vs. Russell 2000 Index

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Q (Small Cap Value Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series Q. The Russell 2000 Index is a capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	Since Inception (5-1-00)
Series Q	13.41%	17.02%	17.18%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	6.87%
Consumer Staples	2.01
Energy	25.56
Financials	2.16
Health Care	6.93
Industrials	12.83
Information Technology	14.44
Materials	20.82
Telecommunication Services	0.72
Repurchase Agreement	9.81
Liabilities, less cash & other assets	(2.15)
Total net assets	100.00%

See accompanying notes.

122

Series Q
Manager’s Commentary	(Small Cap Value Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series Q (Small Cap Value Series)
Actual	$1,000.00	$1,057.00	$6.58
Hypothetical	1,000.00	1,018.80	6.46

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 5.70%.

[2]

Expenses are equal to the Series annualized expense ratio of 1.27%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series Q (Small Cap Value Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 91.6%
Aerospace & Defense - 0.8%
Armor Holdings, Inc. *	22,000	$1,206,700

Air Freight & Logistics - 0.6%
EGL, Inc. * (1)	29,600	881,488

Airlines - 0.9%
Lan Airlines S.A. ADR	27,700	1,520,453

Apparel Retail - 1.5%
Bakers Footwear Group, Inc. *	44,295	400,427
Foot Locker, Inc.	49,565	1,086,960
Payless ShoeSource, Inc. * (1)	4,000	131,280
Tween Brands, Inc. * (1)	20,700	826,551

		2,445,218

Apparel, Accessories & Luxury Goods - 0.6%
Hanesbrands, Inc. *	39,600	935,352

Automobile Manufacturers - 0.6%
Fleetwood Enterprises, Inc. *	123,800	979,258

Biotechnology - 1.8%
CV Therapeutics, Inc. * (1)	188,000	2,624,480
Infinity Pharmaceuticals, Inc. *	19,500	242,775

		2,867,255

Broadcasting & Cable TV - 0.5%
Discovery Holding Company *	51,700	831,853

Casinos & Gaming - 1.2%
Boyd Gaming Corporation (1)	13,200	598,092
Empire Resorts, Inc. *	55,200	478,584
Progressive Gaming International Corporation *	87,000	789,090

		1,865,766

Coal & Consumable Fuels - 0.3%
Aventine Renewable Energy Holdings, Inc. *	22,840	538,110

Commercial Printing - 0.4%
Deluxe Corporation	27,000	680,400

Commodity Chemicals - 0.5%
Calgon Carbon Corporation (1)	79,500	492,900
Wellman, Inc.	89,200	284,548

		777,448

Communications Equipment - 2.8%
3Com Corporation *	335,600	1,379,316
China GrenTech Corporation, Ltd. ADR *	59,280	1,093,123
Mastec, Inc. *	80,700	931,278
Nortel Networks Corporation *	40,230	1,075,348

		4,479,065

Computer Hardware - 0.9%
Cray, Inc. *	122,815	1,459,042

Computer Storage & Peripherals - 2.6%
Electronics for Imaging *	27,500	730,950
Intermec, Inc. *	138,300	3,356,541

		4,087,491

Construction & Engineering - 2.6%
Chicago Bridge & Iron Company N.V. (1)	150,600	4,117,404

Construction Materials - 0.6%
U.S. Concrete, Inc. * (1)	129,200	919,904

Data Processing & Outsourced Services - 1.1%
Lightbridge, Inc. *	124,700	1,688,438

Diversified Chemicals - 0.5%
Ashland, Inc. (1)	12,500	864,750

Diversified Commercial & Professional Services - 1.9%
Geo Group, Inc. *	66,755	2,504,648
Healthcare Services Group	20,400	590,784

		3,095,432

Electrical Components & Equipment - 2.2%
Encore Wire Corporation * (1)	42,250	929,922
GrafTech International, Ltd. *	220,655	1,526,933
Power-One, Inc. *	152,900	1,113,112

		3,569,967

Electronic Equipment Manufacturers - 4.1%
Cognex Corporation	41,700	993,294
Coherent, Inc. *	38,600	1,218,602
OSI Systems, Inc. *	50,200	1,050,686
Symbol Technologies, Inc.	225,800	3,373,452

		6,636,034

Environmental & Facilities Services - 2.1%
ABM Industries, Inc. (1)	102,520	2,328,229
Layne Christensen Company *	29,900	981,617

		3,309,846

Gold - 8.5%
Goldcorp, Inc.	264,990	7,536,316
Meridian Gold, Inc.	47,500	1,320,025
Randgold Resources, Ltd. ADR *	199,900	4,689,654

		13,545,995

Health Care Facilities - 1.0%
Manor Care, Inc.	34,800	1,632,816

Health Care Services - 1.7%
Cross Country Healthcare, Inc. *	52,465	1,144,786
Gentiva Health Services, Inc. *	78,618	1,498,459

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series Q (Small Cap Value Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Health Care Services (continued)
Omnicare, Inc. (1)	3,000	$115,890

		2,759,135

Health Care Supplies - 0.9%
OraSure Technologies, Inc. *	179,200	1,480,192

Homebuilding - 0.1%
Champion Enterprises, Inc. *	20,800	194,688

Housewares & Specialties - 0.3%
Jarden Corporation * (1)	12,600	438,354

Human Resource & Employment Services - 0.9%
CDI Corporation	15,770	392,673
Kforce, Inc. *	87,100	1,060,007

		1,452,680

Integrated Oil & Gas - 1.1%
InterOil Corporation * (1)	56,900	1,723,501

Integrated Telecommunication Services - 0.7%
Cincinnati Bell, Inc. *	251,000	1,147,070

Internet Software & Services - 0.9%
Earthlink, Inc. *	11,200	79,520
Vignette Corporation *	76,300	1,302,441

		1,381,961

IT Consulting & Other Services - 0.7%
MPS Group, Inc. * (1)	47,500	673,550
Tier Technologies, Inc. (CI.B) *	63,700	404,495

		1,078,045

Life Sciences Tools & Services - 0.7%
Applera Corporation - Applied Biosystems Group (1)	8,600	315,534
MDS, Inc.	43,800	796,284

		1,111,818

Metal & Glass Containers - 0.8%
Constar International, Inc. *	32,000	224,000
Intertape Polymer Group, Inc. *	206,000	1,087,680

		1,311,680

Office REITs - 0.6%
Government Properties Trust, Inc.	86,800	920,080

Oil & Gas Drilling - 3.0%
Helmerich & Payne, Inc.	83,500	2,043,245
Parker Drilling Company * (1)	30,800	251,636
Pride International, Inc. *	41,416	1,242,480
Transocean, Inc. * (1)	15,500	1,253,795

		4,791,156

Oil & Gas Equipment & Services - 11.3%
Global Industries, Ltd. *	502,100	6,547,384
Hydril * (1)	9,800	736,862
Input/Output, Inc. *	56,200	766,006
Key Energy Services, Inc. *	158,835	2,484,179
Matrix Service Company * (1)	28,200	454,020
Newpark Resources *	262,300	1,891,183
Oceaneering International, Inc. * (1)	51,200	2,032,640
PHI, Inc. (Non Voting) *	34,900	1,142,277
PHI, Inc. *	6,400	202,688
Smith International, Inc. (1)	13,700	562,659
Willbros Group, Inc. *	67,500	1,275,750

		18,095,648

Oil & Gas Exploration & Production - 8.9%
Forest Oil Corporation * (1)	37,900	1,238,572
Helix Energy Solutions Group, Inc.*	41,200	1,292,444
Mariner Energy, Inc. * (1)	20,800	407,680
McMoRan Exploration Company * (1)	108,885	1,548,345
Newfield Exploration Company * (1)	22,500	1,033,875
Noble Energy, Inc. (1)	26,200	1,285,634
PetroHawk Energy Corporation * (1)	27,200	312,800
Petroquest Energy, Inc. *	39,400	501,956
Pioneer Natural Resources Company (1)	17,100	678,699
Range Resources Corporation	216,417	5,942,811

		14,242,816

Oil & Gas Storage & Transportation - 0.4%
El Paso Corporation	37,400	571,472

Packaged Foods & Meats - 1.4%
Del Monte Foods Company	203,360	2,243,061

Paper Packaging - 0.3%
Chesapeake Corporation	26,950	458,689

Paper Products - 0.9%
Wausau Paper Corporation	93,700	1,404,563

Personal Products - 0.6%
Prestige Brands Holdings, Inc. *	74,100	964,782

Pharmaceuticals - 0.8%
Alpharma, Inc.	50,800	1,224,280

Precious Metals & Minerals - 2.0%
Apex Silver Mines, Ltd. *	202,300	3,214,547

Properly & Casualty Insurance - 1.3%
Argonaut Group, Inc. *	37,075	1,292,434
Donegal Group, Inc.	7,850	153,782
The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series Q (Small Cap Value Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Property & Casualty Insurance (continued)
Mercury General Corporation	11,900	$627,487

		2,073,703

Publishing - 1.9%
McClatchy Company	17,500	757,750
ProQuest Company *	39,400	411,730
RH Donnelley Corporation	30,600	1,919,538

		3,089,018

Regional Banks - 0.3%
Colonial BancGroup, Inc.	18,100	465,894

Semiconductor Equipment - 0.6%
Credence Systems Corporation *	186,175	968,110

Semiconductors - 0.8%
STATS ChipPAC, Ltd. ADR *	169,333	1,300,478

Specialty Chemicals - 0.5%
OM Group, Inc. * (1)	18,100	819,568

Specialty Stores - 0.1%
Hancock Fabrics, Inc. *	15,500	53,320
Sharper Image Corporation *	16,340	151,145

		204,465

Steel - 6.2%
Carpenter Technology Corporation (1)	20,100	2,060,652
IPSCO, Inc. (1)	41,500	3,895,605
Steel Dynamics, Inc. (1)	97,440	3,161,928
United States Steel Corporation (1)	5,700	416,898
Webco Industries, Inc. *	4,740	369,720

		9,904,803

Trucking - 0.3%
Covenant Transport, Inc. *	40,850	465,690

TOTAL COMMON STOCK (Cost $109,770,030)		$146,437,432

FOREIGN STOCK- 0.8%
Canada - 0.8%
Air Canada *	11,400	172,046
Air Canada * (2)	2,450	36,975
Southwestern Resources Corporation *	9,850	67,063
Trilogy Energy Trust	92,000	899,331

		1,175,415

TOTAL FOREIGN STOCK (Cost $1,703,864)		$1,175,415

REPURCHASE AGREEMENT - 9.8%
State Street, 2.75%, dated 12-29-06, matures 01-02-07; repurchase amount of $15,684,401 (Collateralized by FHLB, 04-16-07 with a value of $15,996,200)	$15,679,610	$15,679,611

TOTAL REPURCHASE AGREEMENT (Cost $15,679,611)		$15,679,611

Total Investments (SBL Q Fund) (Cost $127,153,505) - 102.2%		$163,292,458
Liabilities in Excess of Other Assets - (2.2)% (1)		(3,440,525)

TOTAL NET ASSETS - 100.0%		$159,851,933

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $127,753,000.

*	- Non-income producing security

1	- Security is segregated as collateral for open written options contracts.

2	- Security is a 144A security, which places restrictions on resale. See Notes to financial statements.

Glossary:

ADR	- American Depositary Receipt

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series Q

(Small Cap Value Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$163,292,458
Cash	109,676
Receivables:
Fund shares sold	603,765
Securities sold	637,611
Dividends	42,449
Prepaid expenses	3,777

Total assets	164,689,736

Liabilities:
Payable for:
Securities purchased	2,001,405
Fund shares redeemed	377,770
Written options, at value (premiums received $2,869,580)	2,267,495
Management fees	136,100
Custodian fees	11,728
Transfer agent/maintenance fees	2,083
Administration fees	16,529
Professional fees	13,028
Directors’ fees	2,500
Other	9,165

Total liabilities	4,837,803

Net Assets	$159,851,933

Net assets consist of:
Paid in capital	$108,719,396
Accumulated net investment loss	(152)
Undistributed net realized gain on sale of investments, options written and foreign currency transactions	14,391,860
Net unrealized appreciation in value of investments, options written and translation of assets and liabilities in foreign currency	36,740,829

Net assets	$159,851,933

Capital shares authorized	Unlimited
Capital shares outstanding	6,115,641
Net asset value per share (net assets divided by shares outstanding)	$26.14

[1]Investments, at cost	$127,153,505

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign tax withholding of $14,590)	$854,577
Interest	536,386

Total investment income	1,390,963

Expenses:
Management fees	1,571,718
Custodian fees	145,616
Transfer agent/maintenance fees	25,143
Administration fees	164,480
Directors’ fees	7,091
Professional fees	17,958
Reports to shareholders	22,964
Other expenses	5,638

Total expenses	1,960,608
Less: Earnings credits applied	(5,984)

Net expenses	1,954,624

Net investment loss	(563,661)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	16,032,712
Options written	(1,150,323)
Foreign currency transactions	(35)

Net realized gain	14,882,354

Net unrealized appreciation during the year on:
Investments	3,652,999
Options written	958,158
Translation of assets and liabilities in foreign currencies	(253)

Net unrealized appreciation	4,610,904

Net realized and unrealized gain	19,493,258

Net increase in net assets resulting from operations	$18,929,597

See accompanying notes.

Series Q
Statement of Changes in Net Assets	(Small Cap Value Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment loss	$(563,661)	$(705,100)
Net realized gain during the year on investments, options written and foreign currency transactions	14,882,354	12,654,238
Net unrealized appreciation during the year on investments, options written and translation of assets and liabilities in foreign currencies	4,610,904	4,976,015

Net increase in net assets resulting from operations	18,929,597	16,925,153

Capital share transactions:
Proceeds from sale of shares	72,004,481	66,615,051
Cost of shares redeemed	(75,248,438)	(51,506,782)

Net increase from capital share transactions	(3,243,957)	15,108,269

Net increase in net assets	15,685,640	32,033,422

Net assets:
Beginning of year	144,166,293	112,132,871

End of year	$159,851,933	$144,166,293

Accumulated net investment loss at end of year	$(152)	$—

Capital Share Activity:
Shares sold	2,918,282	3,141,404
Shares redeemed	(3,057,766)	(2,458,032)

Total capital share activity	(139,484)	683,372

See accompanying notes.

Financial Highlights	Series Q
Selected data for each share of capital stock outstanding throughout each year	(Small Cap Value Series)

	2006	2005	2004	2003	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$23.05	$20.13	$16.84	$11.24	$12.79

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.11)	(0.12)	(0.03)	(0.09)
Net gain (loss) on securities (realized and unrealized)	3.18	3.03	3.53	5.73	(0.79)

Total from investment operations	3.09	2.92	3.41	5.70	(0.88)

Less distributions:
Distributions from realized gains	—	—	(0.12)	(0.10)	(0.67)

Total distributions	—	—	(0.12)	(0.10)	(0.67)

Net asset value, end of period	$26.14	$23.05	$20.13	$16.84	$11.24

Total Return[a]	13.41%	14.51%	20.37%	50.90%	(6.96%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$159,852	$144,166	$112,133	$87,297	$50,830

Ratios to average net assets:
Net investment loss	(0.36%)	(0.58%)	(0.68%)	(0.28%)	(0.59%)
Total expenses[b]	1.25%	1.22%	1.19%	1.22%	1.22%
Net expenses[c]	1.24%	1.22%	1.19%	1.22%	1.22%

Portfolio turnover rate	46%	37%	43%	37%	56%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

See accompanying notes.

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Series V
Manager’s Commentary	(Mid Cap Value Series)
February 15, 2007	(unaudited)

Advisor, Security Management Company, LLC

James P. Schier

Portfolio Manager

To Our Shareholders:

Series V of the SBL Fund - Mid Cap Value Series posted a solid return year gaining 14.66%. While these numbers were better than most broad market indices, the results lagged the gains provided by the Series’ benchmark. The Russell 2500 Value index was up 20.18%, but exceeded the Series’ median peer fund return of 14.46%.

Our approach to the Mid-Cap Value Series is to seek appreciable securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the better part of the improvements in profitability. We are focused on investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For this Series, we target securities priced at or below a market multiple that are able to increase their return on invested capital over time.

Stock Selection in Energy, Consumer Staples, and Financials Drove Outperformance

McDermott, an energy company, gained 71% during the year. The company benefited from strong end markets in marine oil drilling construction and nuclear power. The company was also the beneficiary of a favorable resolution and settlement of its asbestos liabilities.

Archer Daniels Midland gained 55% as it continued to benefit from interest in its ethanol production capabilities. Having realized a four-fold appreciation in our investment in this stock since 1999, we sold our entire position in 2006.

Stock selection was also favorable in financials driven predominantly by First Marblehead, appreciating 151% during 2006. First Marblehead was driven brutally low on misplaced fears of competition and client losses that eventually proved to be ill-founded concerns. The Series benefited by acquiring the stock during this period of opportunity.

Overweight Energy Sector Weight and Energy Stock Selection Negatively Affected Returns

The Series’ average energy weighting of 15% versus 4% for the benchmark provided a headwind as energy was a below average performer in 2006. Evergreen Energy, formerly known as KFx, declined 42%. Evergreen Energy suffered as investors moved away from the coal industry and short sellers spread negative rumors about the company. None of the rumors have proven to have any validity to date. We remain confident that the weakness in the stock is transitory and that the stock’s prior price levels can be easily re-attained. Evergreen Energy has a significant technological lead as the first company to provide a clean coal technology. We believe the clean coal industry has substantial competitive barriers, but will be a scalable business with a large addressable market for its product.

2007 Market Outlook

We continue to expect lack-luster returns for the market in 2007. This is similar to our outlook for the past two years, though the market has done quite well.

Despite this, we remain firm in our outlook based on our bottom-up research rather than any global macro forecast. Most companies appear to be operating at very high levels of profitability and it is very difficult to confidently predict continued margin expansion. At present, the market is acting with a high degree of complacency.

The prevailing attitude appears to assume that either the Federal Reserve will panic and ease in the face of any operating weakness that is widespread or that the private equity market will bid for any public company that trades down. We view the recent M&A activity as somewhat bearish. If companies had abundant reinvestment opportunities in their core businesses, they wouldn’t need to pay inflated prices for acquisition candidates. Most recent mergers seem to fit the “acquisition out of desperation” category rather than the “acquisition of opportunity” camp.

Also in this environment, we have seen fewer companies with large revenue growth or large profit margin expansion potential. This is the major reason we maintained the energy overweight last year, even though the commodity price appeared extended and inventories were starting to build. The world consumes about six to seven barrels of oil for every new barrel discovered. Our research suggests that there is less excess capacity than is generally perceived. This coupled with the general political instability in key geographical regions suggests to us that energy could have a move again.

Industrials are also another sector that seems to offer good opportunity. The holdings we have in this sector are generally biased toward infrastructure and energy efficiency names that should benefit from pent up demand and a weaker dollar environment.

On behalf of Security Management Company, I would like to thank you for placing your trust and money with us.

Sincerely,

James P. Schier, Senior Portfolio Manager

Series V
Manager’s Commentary	(Mid Cap Value Series)
December 31, 2006	(unaudited)

PERFORMANCE

Series V vs. Russell 2500 Value Index

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series V (Mid Cap Value Series) on May 1, 1997 (date of inception) and reflects the fees and expenses of Series V. The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	Since Inception (5-1-97)
Series V	14.66%	17.53%	20.41%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	5.52%
Consumer Staples	8.25
Energy	18.13
Financials	12.49
Health Care	2.51
Industrials	20.90
Information Technology	15.61
Materials	3.63
Utilities	6.71
Warrants	0.15
Convertible Bonds	0.37
Commercial Paper	2.27
Asset Backed Commercial Paper	3.56
U.S. Government Sponsored Agencies	0.45
Repurchase Agreement	0.17
Liabilities, less cash & other assets	(0.72)
Total net assets	100.00%

See accompanying notes.

Series V
Manager’s Commentary	(Mid Cap Value Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 -December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series V (Mid Cap Value Series)
Actual	$1,000.00	$1,049.10	$4.65
Hypothetical	1,000.00	1,020.67	4.58

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 4.91%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.90%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series V (Mid Cap Value Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 93.5%
Aerospace & Defense -1.7%
Orbital Sciences Corporation *	402,500	$7,422,100

Agricultural Products - 0.9%
Corn Products International, Inc.	119,800	4,137,892

Air Freight & Logistics - 0.0%
Stonepath Group, Inc. *	520,000	83,200

Application Software - 2.0%
EPIQ Systems, Inc. *	383,100	6,501,207
PLATO Learning, Inc. *	440,000	2,380,400

		8,881,607

Auto Parts & Equipment - 0.4%
HydroGen Corporation * (1)	403,000	1,986,790

Building Products - 0.6%
Quixote Corporation	126,300	2,484,321

Coal & Consumable Fuels - 6.7%
Arch Coal, Inc.	300,000	9,009,000
Consol Energy, Inc.	145,400	4,671,702
Evergreen Energy, Inc. *	958,000	9,474,620
USEC, Inc.	533,100	6,781,032

		29,936,354

Communications Equipment - 2.7%
Dycom Industries, Inc. *	127,000	2,682,240
Mastec, Inc. *	580,000	6,693,200
MRV Communications, Inc. *	780,000	2,761,200

		12,136,640

Computer & Electronics Retail - 1.1%
RadioShack Corporation	290,000	4,866,200

Construction & Engineering - 9.4%
Granite Construction, Inc. (2)	50,000	2,516,000
Insituform Technologies, Inc. *	163,750	4,234,575
Quanta Services, Inc. *	600,700	11,815,769
Shaw Group, Inc. * (2)	700,000	23,450,000

		42,016,344

Consumer Finance - 1.6%
First Marblehead Corporation	132,000	7,213,800

Data Processing & Outsourced Services - 5.4%
Affiliated Computer Services, Inc. *	225,000	10,989,000
Computer Sciences Corporation *	250,000	13,342,500

		24,331,500

Diversified Commercial & Professional Services - 2.6%
FTI Consulting, Inc. *	225,000	6,275,250
PHH Corporation *	185,000	5,340,950

		11,616,200

Drug Retail - 1.0%
Longs Drug Stores Corporation	105,700	4,479,566

Electric Utilities - 6.2%
Allete, Inc.	33,500	1,559,090
Empire District Electric Company	48,200	1,190,058
Great Plains Energy, Inc.	661,350	21,030,930
Northeast Utilities	125,300	3,528,448
Pepco Holdings, Inc.	1,400	36,414
Westar Energy, Inc.	15,600	404,976

		27,749,916

Electrical Components & Equipment - 2.0%
Lime Energy Company *	80,000	72,000
Powell Industries, Inc. *	63,000	1,988,910
Power-One, Inc. *	925,000	6,734,000

		8,794,910

Electronic Manufacturing Services - 2.6%
Maxwell Technologies, Inc. *	343,200	4,787,640
Merix Corporation *	735,000	6,828,150

		11,615,790

Gas Utilities - 0.5%
Southern Union Company	78,000	2,180,100

General Merchandise Stores - 0.3%
Dollar General Corporation	98,350	1,579,501

Health Care Equipment - 0.4%
HealthTronics, Inc. *	250,000	1,665,000

Health Care Facilities - 2.1%
Community Health Systems, Inc. *	90,000	3,286,800
Triad Hospitals, Inc. *	150,000	6,274,500

		9,561,300

Home Furnishings - 0.7%
Leggett & Platt, Inc.	130,200	3,111,780

Independent Power Producers & Energy Traders - 0.0%
Dynegy, Inc. *	11,430	82,753

Industrial Conglomerates - 3.4%
McDermott International, Inc. *	295,900	15,049,474

Insurance Brokers - 0.3%
Hub International, Ltd.	45,700	1,434,523

Integrated Oil & Gas - 1.6%
Murphy Oil Corporation	137,000	6,966,450

Life & Health Insurance - 0.9%
KMG America Corporation *	438,600	4,206,174

Mortgage REITs - 2.1%
HomeBanc Corporation	321,600	1,360,368

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series V (Mid Cap Value Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Mortgage REIT’s (continued)
MFA Mortgage Investments, Inc.	276,400	$2,125,516
Opteum, Inc.	768,100	5,837,560

		9,323,444

Multi - Line Insurance - 1.6%
American Financial Group, Inc.	198,000	7,110,180

Multi-Utilities - 0.0%
TECO Energy, Inc.	1,300	22,399

Oil & Gas Drilling - 2.0%
Helmerich & Payne, Inc.	365,000	8,931,550

Oil & Gas Equipment & Services - 1.2%
Key Energy Services, Inc. *	350,000	5,474,000

Oil & Gas Exploration & Production -1.7%
Gulfport Energy Corporation *	125,300	1,702,827
Newfield Exploration Company *	129,000	5,927,550

		7,630,377

Oil & Gas Refining & Marketing - 0.4%
Nova Biosource Fuels, Inc. *	738,700	1,735,945

Oil & Gas Storage & Transportation - 4.6%
Double Hull Tankers, Inc.	274,200	4,439,298
Williams Companies, Inc.	611,500	15,972,380

		20,411,678

Packaged Foods & Meats - 4.0%
Hormel Foods Corporation	233,000	8,700,220
JM Smucker Company	150,000	7,270,500
Tyson Foods, Inc.	105,000	1,727,250

		17,697,970

Paper Packaging - 2.9%
Bemis Company, Inc.	172,000	5,844,560
Sonoco Products Company	184,700	7,029,682

		12,874,242

Personal Products - 2.4%
Alberto-Culver Company	90,000	1,930,500
Playtex Products, Inc. *	600,000	8,634,000

		10,564,500

Properly & Casualty Insurance - 4.8%
Alleghany Corporation *	14,357	5,220,205
First American Corporation	174,000	7,078,320
Hanover Insurance Group, Inc.	16,200	790,560
North Pointe Holdings Corporation * (1)	254,000	2,692,400
United America Indemnity, Ltd. *	70,000	1,773,100
W.R. Berkley Corporation	115,900	3,999,709

		21,554,294

Regional Banks - 1.1%
Wilmington Trust Corporation	113,000	4,765,210

Reinsurance - 0.0%
Arch Capital Group, Ltd. *	3,500	236,635

Semiconductor Equipment - 0.9%
Ultratech, Inc. *	310,000	3,868,800

Semiconductors - 2.0%
Applied Micro Circuits Corporation *	460,000	1,637,600
IXYS Corporation *	450,000	4,005,000
STATS ChipPAC, Ltd. ADR *	434,000	3,333,120

		8,975,720

Specialized Consumer Services - 1.1%
Regis Corporation	129,900	5,136,246

Specialty Chemicals - 0.5%
Material Sciences Corporation *	57,000	737,580
Minerals Technologies, Inc.	29,600	1,740,184

		2,477,764

Specialty Stores - 0.2%
Sally Beauty Holdings, Inc. *	90,000	702,000

Tires & Rubber - 1.6%
Bandag, Inc.	145,000	7,312,350

Trading Companies & Distributors - 1.3%
United Rentals, Inc. * (2)	230,000	5,848,900

TOTAL COMMON STOCK (Cost $304,158,616)		$418,244,389

PREFERRED STOCK - 0.2%
Diversified Metals & Mining - 0.2%
Arch Coal, Inc.	5,200	759,200

Environmental & Facilities Services - 0.0%
ThermoEnergy Corporation PIPE * (1)(3)(4)(5)	1,130,000	158,200

Metal & Glass Containers - 0.0%
Owens-Illinois, Inc.	3,700	136,900

TOTAL PREFERRED STOCK (Cost $1,462,275)		$1,054,300

WARRANTS - 0.1%
Warrants - 0.1%
Electric City Corporation $1.00, 3/19/2009 (4)	23,333	11,127
Nova Oil, Inc. $2.40, 7/5/2011 (4)	369,350	613,490
ThermoEnergy Corporation $0.75, 7/14/2008 (3)(4)	1,130,000	50,737
		675,354

TOTAL WARRANTS (Cost $999,024)		$675,354

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series V (Mid Cap Value Series)
December 31, 2006 - continued

	Principal Amount	Value
CONVERTIBLE BOND - 0.4%
Natural Gas - 0.4%
Hanover Compressor Company
4.75%, 2008	$1,700,000	$1,663,875

TOTAL CONVERTIBLE BOND (Cost $1,676,332)		$1,663,875

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 0.4%
Federal National Mortgage Association
5.15% - 2007	2,000,000	1,998,856

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES		$1,998,856

(Cost $1,998,856)
ASSET BACKED COMMERCIAL PAPER - 3.6%
Financial Companies - Diversified - 1.6%
Amstel Funding Corporation
5.275%, 1/16/2007	1,420,000	1,416,835
5.27%, 1/18/2007	2,000,000	1,995,023
Amsterdam Funding Corporation
5.25%, 1/5/2007	1,300,000	1,299,424
5.26%, 1/17/2007	1,000,000	997,662
Govco, Inc.
5.28%, 1/8/2007	1,330,000	1,328,635

		7,037,579

Financial Companies - Miscellaneous Receivables - 0.5%
Fairway Finance Corporation
5.35%, 1/11/2007	1,000,000	998,536
5.26%, 1/16/2007	1,200,000	1,197,370

		2,195,906

Financial Companies - Securities - 0.2%
Perry Global Funding LLC
5.35%, 1/9/2007	1,000,000	998,811

Financial Companies - Trade & Term Receivables - 0.2%
Eureka Securitization
5.264%, 1/8/2007	1,000,000	998,977

Financial Companies - Trade Receivables - 1.1%
Old Line Funding LLC
5.27%, 1/3/2007	1,000,000	999,707
5.31%, 1/11/2007	1,200,000	1,198,223
5.26%, 1/12/2007	1,500,000	1,497,585
Sheffield Receivables Corporation
5.265%, 1/2/2007	1,000,000	999,854

		4,695,369

TOTAL ASSET BACKED COMMERCIAL PAPER (Cost $15,926,445)		$15,926,642

COMMERCIAL PAPER - 2.3%
Automotive - 0.2%
American Honda Finance
5.23%, 1/9/2007	1,000,000	998,838

Banking - 0.4%
UBS Finance (DE) LLC
5.28%, 1/2/2007	1,591,000	1,590,767

Brokerage - 1.1%
Citigroup Funding, Inc.
5.25%, 1/4/2007	1,000,000	999,563
5.25%, 1/10/2007	1,500,000	1,498,031
Goldman Sachs Group, Inc.
5.30%, 1/12/2007	2,200,000	2,196,437

		4,694,031

Electric - 0.3%
Florida Power & Light Company
5.30%, 1/3/2007	1,384,000	1,383,592

Non U.S. Banking - 0.3%
Societe Generale
5.35%, 1/4/2007	1,500,000	1,499,331

TOTAL COMMERCIAL PAPER (Cost $10,166,559)		$10,166,559

REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 4.85%, dated 12-29-06, matures 01-02-07; repurchase amount of $779,420 (Collateralized by FHLMC, 5.00%, 09-15-36 with a value of $794,735)	$779,000	$779,000

TOTAL REPURCHASE AGREEMENT (Cost $779,000)		$779,000

Total Investments (SBL V Fund) (Cost $337,167,107) - 100.7%		$450,508,975
Liabilities in Excess of Other Assets - (0.7)%		(3,238,440)

TOTAL NET ASSETS -100.0%		$447,270,535

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $337,165,274.

*	- Non-income producing security

1	- Security is deemed illiquid. See Notes to financial statements.

2	- Security is segregated as collateral for open written options contracts.

3	- Security is restricted from resale. See Notes to financial statements.

4	- Security is fair valued by the Board of Directors. See Notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series V (Mid Cap Value Series)
December 31, 2006 - continued

5	- PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

Glossary:

ADR	- American Depositary Receipt

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series V

(Mid Cap Value Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$450,508,975
Cash	3,341
Receivables:
Fund shares sold	255,275
Securities sold	262,130
Interest	24,001
Dividends	246,472
Prepaid expenses	10,158

Total assets	451,310,352

Liabilities:
Payable for:
Securities purchased	2,846,342
Fund shares redeemed	543,669
Written options, at value (premiums received, $305,606)	259,000
Management fees	287,101
Custodian fees	5,277
Transfer agent/maintenance fees	2,083
Administration fees	36,936
Professional fees	30,722
Directors’ fees	7,000
Other fees	21,687

Total liabilities	4,039,817

Net Assets	$447,270,535

Net assets consist of:
Paid in capital	$285,437,694
Undistributed net investment income	4,271,958
Undistributed net realized gain on sale of investments and options written	44,172,409
Net unrealized appreciation in value of investments and options written	113,388,474

Net assets	$447,270,535

Capital shares authorized	unlimited
Capital shares outstanding	9,560,754
Net asset value per share (net assets divided by shares outstanding)	$46.78

[1]Investments, at cost	$337,167,107

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends	$7,212,760
Interest	848,283

Total investment income	8,061,043

Expenses:
Management fees	3,183,614
Custodian fees	33,020
Transfer agent/maintenance fees	25,148
Administration fees	405,418
Directors’ fees	18,827
Professional fees	46,853
Reports to shareholders	60,978
Other expenses	15,375

Total expenses	3,789,233
Less: Earnings credits	(148)

Net expenses	3,789,085

Net investment income	4,271,958

Net Realized and Unrealized Gain (Loss):
Net realized gain during the year on:
Investments	42,182,046
Options written	1,990,362

Net realized gain	44,172,408

Net unrealized appreciation (depreciation) during the year on:
Investments	9,136,507
Options written	(608,132)

Net unrealized appreciation	8,528,375

Net realized and unrealized gain	52,700,783

Net increase in net assets resulting from operations	$56,972,741

See Accompanying notes.

Series V
Statement of Changes in Net Assets	(Mid Cap Value Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase in net assets from operations:
Net investment income	$4,271,958	$1,434,043
Net realized gain during the year on investments and options written	44,172,408	37,176,541
Net unrealized appreciation during the year on investments and options written	8,528,375	13,415,356

Net increase in net assets resulting from operations	56,972,741	52,025,940

Capital share transactions:
Proceeds from sale of shares	138,329,829	112,313,976
Cost of shares redeemed	(132,525,763)	(87,382,578)

Net increase from capital share transactions	5,804,066	24,931,398

Net increase in net assets	62,776,807	76,957,338

Net assets:
Beginning of year	384,493,728	307,536,390

End of year	$447,270,535	$384,493,728

Undistributed net investment income at end of year	$4,271,958	$1,434,043

Capital Share Activity:
Shares sold	3,124,489	3,070,386
Shares redeemed	(2,988,899)	(2,407,774)

Total capital share activity	135,590	662,612

See accompanying notes.

Financial Highlights	Series V
Selected data for each share of capital stock outstanding throughout each year	(Mid Cap Value Series)

	2006	2005	2004	2003	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$40.79	$35.10	$28.33	$18.68	$23.49

Income (loss) from investment operations:
Net investment income	0.44	0.14	0.11	0.07	0.10
Net gain (loss) on securities (realized and unrealized)	5.55	5.55	7.39	10.03	(3.16)

Total from investment operations	5.99	5.69	7.50	10.10	(3.06)

Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.06)	(0.19)
Distributions from realized gains	—	—	(0.72)	(0.39)	(1.56)

Total distributions	—	—	(0.73)	(0.45)	(1.75)

Net asset value, end of period	$46.78	$40.79	$35.10	$28.33	$18.68

Total Return[a]	14.66%	16.21%	26.97%	54.27%	(14.07%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$447,271	$384,494	$307,536	$223,658	$147,512

Ratios to average net assets:
Net investment income	1.01%	0.44%	0.37%	0.36%	0.46%
Total expenses[b]	0.89%	0.90%	0.88%	0.83%	0.84%
Net expenses[c]	0.89%	0.90%	0.88%	0.83%	0.84%

Portfolio turnover rate	42%	29%	43%	59%	65%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects expense ratios after expense reductions, fee waivers or reduction to custodian expenses, as applicable.

See accompanying notes.

Series X
Manager’s Commentary	(Small Cap Growth Series)
February 15, 2007	(unaudited)

Subadvisor, RS Investments

Bill Wolfenden

Portfolio Manager

To Our Shareholders:

The stock market and small-cap stocks continued their strong run in 2006. After three years of solid performance, 2006 proved to be a strong follow-on to what is now a multi-year small-cap rally. Unfortunately, Series X of the SBL Fund - Small-Cap Growth Series did not fare as well in 2006. The portfolio finished the fourth quarter with a 7.68% gross of fees (7.53% net of fees) rise, slightly trailing the 8.77% return of the benchmark Russell 2000® Growth Index. For the calendar year, the portfolio was up a disappointing 5.71% gross of fees (5.13% net of fees) compared with a strong increase of 13.35% for the benchmark.

Although the portfolio has often trailed in sharp small-cap rallies like those in the first and fourth quarters of 2006, our underperformance for the calendar year can be attributed to poor stock selection. We endured a number of problem stocks in the technology sector, which contributed nearly 50% of our 2006 underperformance. We are disappointed with this year’s return, but retain confidence in our investment process, which has served investors well over longer periods of time. In fact, we saw some encouraging performance signs in the fourth quarter that give us reason for optimism as we enter 2007.

Technology, Energy Sectors Yield Positive Returns

The technology sector was a source of positive returns in the fourth quarter. Over the past two quarters, our tech exposure has eased as we seek to concentrate assets in only the highest-conviction companies. That paid off as we experienced healthy gains from a number of top 20 positions, and avoided any further meaningful tech stock problems.

Omniture provides online business optimization software to a broad range of institutional clients. The company went public in summer 2006, and we started our position at that time. We built the position as the stock treaded water for much of the summer. In Omniture we have a business in a large secular growth market that is capable of growing both the revenue and the earnings line at more than 50% year over year. The stock provided a strong source of fourth quarter returns. We also enjoyed strong gains from Equinix, a leading provider of co-location data centers for businesses’ critical Internet and Internet Protocol operations. The stock was a strong contributor to gains in the second half of 2006.

One company in the tech universe that exhibits the attributes we look for in our process is SRS Labs. SRS had a breakout year in 2006, and we believe that the future looks bright for the company. SRS has a patented, defensible market position in delivering surround-sound systems and audio enhancement products for the flat-panel TV, mobile handset, automotive, PDA, PC and home theater markets. While operating results were satisfactory, the stock treaded water. We remained patient because the company possesses the critical elements that we look for: a definable competitive advantage, attractive valuation, and solid long-term anchor points (long-term goals and objectives that we or the company’s management team have set) around which it was growing its business.

We believed that SRS Labs could shed its money-losing semiconductor business and focus solely on its licensing business, which would greatly lower costs and improve margins, and free up management bandwidth to focus on new licensees and accelerate growth. In addition we believed that over time, SRS would gain market share to the point that it could tap into high-volume applications such as flat-panel TVs in China and mobile handsets (Motorola and Samsung were major wins). Management executed on its plan and now has a huge unit-growth opportunity as its technology is designed into many of the above-mentioned customers’ appliances. In essence, SRS has built a solid franchise through its design wins, and a waterfall of license revenues is imminent. We saw that come through in strong third quarter 2006 earnings results, and the stock responded with a 150% increase over its August low. This sharp rise in a short period of time has prompted us to reduce our position. We think SRS is in the early stages of discovery by other small-cap investors, however, and that we will be rewarded for early recognition and patience.

Energy-related positions also contributed positive returns in the final quarter, after proving difficult for much of the year. We had good returns from Superior Energy Services and Oil States International. Both companies provide equipment and services to offshore and land-based oil and natural gas drillers. The stocks had been beaten down over the summer and enjoyed a nice rally through the fourth quarter. We finished the year with modest energy exposure of approximately 5%, less than the benchmark weighting. We expect a tougher environment for these stocks in 2007.

Financial Sector Mixed

Financial services currently represent approximately 14% of the portfolio, a healthy overweighting with the index. We own a broad range of companies in this segment, ranging from specialty insurance providers, to asset management and private banking, to companies leverging technology across a number of financial ser vices applications. Some of these companies endured stock declines in the fourth quarter, detracting from our returns during the period. Investment Technology Group provides a number of trade management and execution services to money managers. Its stock declined during the fourth quarter as October trade volumes from its client base were lower than expected. We viewed the trade volume decline as transitory, and confirmed that long-term anchor points for the business remained solidly in place. The weakness hurt fourth quarter returns, but the stock has climbed back from much of the decline.

Online Resources Corporation is a leading provider of online banking technology services to small banks. It’s capturing significant market share as the small-bank market seeks to modernize its ser vice offering with online banking and automated bill payment. The company acquired Princeton eCom last year, thereby bolstering its client reach and removing a

Series X
Manager’s Commentary	(Small Cap Growth Series)
February 15, 2007	(unaudited)

competitor from the marketplace. The acquisition looks to be dilutive in the short-term, which prompted a decline in the stock in the fourth quarter. We remain optimistic about the long-term opportunity and retain our position in Online Resources.

2007 Outlook

Interest rates have stopped rising (at least for the time being), oil prices have declined, and it seems as though the housing correction is near an end. These headwinds have historically been bad for the consumer and for small companies, yet the broad stock market, and small-caps have per formed well throughout. I am looking forward to a time when the wind may actually be at our backs for a change, and that could be 2007. As I have mentioned in previous letters, however, the Series is not dependent on positive macro events and is structured for flat-to-modestly positive growth in the Gross Domestic Product. The Series holds companies offering unique products, services, and/or business models that can grow sales and earnings by creating new markets or capturing market share. We measure the success (or the lack thereof) by pegging them to anchor points. We believe that fast-growing companies with seasoned management teams, unique business models, and a strong competitive advantage can usually achieve their goals over time and hit these anchor points. When this execution success occurs, great stock performance often accompanies it.

Looking to 2007, I continue to believe that our investment process works over the long-term, which is reflected in our long-term results. As a fellow investor in the strategy, I thank you for your continued confidence and support.

Sincerely,

Bill Wolfenden, Portfolio Manager

PERFORMANCE

Series X vs. Russell 2000 Growth Index

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Growth Series) on October 15, 1997 (date of inception), and reflects the fees and expenses of Series X. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	Since Inception (10-15-97)
Series X	5.13%	8.77%	7.84%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past per formance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	14.87%
Consumer Staples	3.17
Energy	4.42
Financials	14.30
Health Care	21.55
Industrials	14.82
Information Technology	19.49
Telecommunications Services	1.10
Repurchase Agreement	5.83
Cash & other assets, less liabilities	0.45
Total net assets	100.00%

See accompanying notes.

Series X
Manager’s Commentary	(Small Cap Growth Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series X (Small Cap Growth Series)
Actual	$1,000.00	$1,036.00	$6.21
Hypothetical	1,000.00	1,019.11	6.16

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 3.60%.

[2]

Expenses are equal to the Series annualized expense ratio of 1.21%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments
December 31, 2006	Series X (Small Cap Value Series)

	Shares	Value
COMMON STOCK - 93.7%
Aerospace & Defense - 3.5%
BE Aerospace, Inc. *	54,130	$1,390,058
Ceradyne, Inc. *	22,130	1,250,345
Heico Corporation	14,960	580,897

		3,221,300

Alternative Carriers - 1.1%
Time Warner Telecom, Inc. *	51,030	1,017,028

Apparel Retail - 2.7%
Cache, Inc. *	54,050	1,364,222
Jos A. Bank Clothiers, Inc. *	37,627	1,104,352

		2,468,574

Apparel, Accessories & Luxury Goods - 0.9%
Carter’s, Inc. *	31,490	802,995

Application Software - 2.7%
Advent Software, Inc. *	36,890	1,301,848
Concur Technologies, Inc. *	72,750	1,166,910

		2,468,758

Automotive Retail - 1.3%
Midas, Inc. *	53,080	1,220,840

Biotechnology - 1.1%
Solexa, Inc. *	80,530	1,058,970

Casinos & Gaming - 4.2%
Century Casinos, Inc. *	131,770	1,470,553
Pinnacle Entertainment, Inc. *	19,500	646,230
Scientific Games Corporation *	58,690	1,774,199

		3,890,982

Communications Equipment - 1.6%
Occam Networks, Inc. *	42,480	700,920
Oplink Communications, Inc. *	40,350	829,596

		1,530,516

Computer Hardware - 0.9%
Cray, Inc. *	68,800	817,344

Construction & Farm Machinery & Heavy Trucks - 1.4%
American Railcar Industries, Inc.	38,270	1,302,711

Diversified Commercial & Professional Services - 1.7%
FirstService Corporation *	68,730	1,587,663

Electrical Components & Equipment - 0.7%
Regal-Beloit Corporation	12,960	680,530

Environmental & Facilities Services - 3.1%
Rollins, Inc.	62,590	1,383,865
Team, Inc. *	43,260	1,506,746

		2,890,611

Food Distributors - 0.9%
Central European Distribution Corporation *	26,740	794,178

Footwear - 1.2%
Iconix Brand Group, Inc. *	59,730	1,158,165

Health Care Equipment - 12.3%
American Medical Systems Holdings, Inc. *	80,260	1,486,415
Angiodynamics, Inc. *	67,250	1,445,203
Arthrocare Corporation *	19,120	763,270
Cutera, Inc. *	37,010	999,270
Kyphon, Inc. *	16,400	662,560
LeMaitre Vascular, Inc. *	126,680	760,080
Micrus Endovascular Corporation *	58,900	1,123,812
NuVasive, Inc. *	34,790	803,649
Orthovita, Inc. *	201,550	731,627
Resmed, Inc. *	21,670	1,066,597
Spectranetics Corporation *	124,640	1,407,186
Vital Signs, Inc.	3,370	168,230

		11,417,899

Health Care Facilities - 2.8%
Five Star Quality Care, Inc. *	158,700	1,769,505
NovaMed, Inc. *	104,100	788,037

		2,557,542

Health Care Services - 1.9%
AMN Healthcare Services, Inc. *	33,820	931,403
HMS Holdings Corporation *	57,190	866,428

		1,797,831

Health Care Supplies - 1.6%
PolyMedica Corporation	36,646	1,480,865

Health Care Technology - 1.3%
Systems Xcellence, Inc. *	21,300	429,621
Vital Images, Inc. *	23,130	804,924

		1,234,545

Home Entertainment Software - 1.6%
The9, Ltd. ADR *	44,760	1,442,167

Hotels, Resorts & Cruise Lines - 0.5%
Ctrip.com International, Ltd. ADR	7,400	462,352

Household Products - 1.3%
Central Garden and Pet Company *	25,390	1,229,384

Human Resource & Employment Services - 1.3%
Barrett Business Services	50,810	1,189,970

Industrial Machinery - 1.2%
Flow International Corporation *	103,150	1,136,713

The accompanying notes are an integral part of the financial statements.

Schedule of Investments
December 31, 2006 - continued	Series X (Small Cap Value Series)

	Shares	Value
COMMON STOCK (continued)
Internet Retail - 1.5%
Nutri/System, Inc. *	22,030	$1,396,482

Internet Software & Services - 8.4%
DealerTrack Holdings, Inc. *	29,570	869,949
Equinix, Inc. *	9,510	719,146
j2 Global Communications, Inc. *	51,540	1,404,465
Marchex, Inc. (CI.B)	74,140	991,993
Online Resources Corporation *	116,270	1,187,117
Perficient, Inc. *	48,130	789,813
RADVision, Ltd. *	41,830	839,947
WebEx Communications, Inc. *	28,540	995,761

		7,798,191

Investment Banking & Brokerage - 4.3%
Greenhill & Company, Inc.	13,300	981,540
Investment Technology Group, Inc. *	40,430	1,733,638
optionsXpress Holdings, Inc.	23,450	532,081
TradeStation Group, Inc. *	55,740	766,425

		4,013,684

Leisure Facilities - 1.2%
Life Time Fitness, Inc. *	23,760	1,152,598

Marine Ports & Services - 0.9%
Aegean Marine Petroleum Network, Inc. *	48,400	793,760

Mortgage REIT’s - 1.5%
KKR Financial Corporation	52,250	1,399,778

Office Services & Supplies -1.0%
American Reprographics Company *	28,340	944,005

Oil & Gas Equipment & Services - 4.4%
Core Laboratories N.V. *	5,230	423,630
Dril-Quip, Inc. *	24,280	950,805
Oil States International, Inc. *	42,280	1,362,684
Superior Energy Services, Inc. *	41,840	1,367,331

		4,104,450

Packaged Foods & Meats - 1.0%
SunOpta, Inc. *	104,350	918,280

Pharmaceuticals -0.5%
KV Pharmaceutical Company *	19,090	453,960

Property & Casualty Insurance - 5.1%
Amerisafe, Inc. *	95,290	1,473,183
Amtrust Financial Services, Inc.	95,850	819,518
First Mercury Financial Corporation *	44,490	1,046,405
Security Capital Assurance, Ltd.	48,780	1,357,547

		4,696,653

Regional Banks - 0.6%
PrivateBancorp, Inc.	14,280	594,476

Semiconductor Equipment - 0.8%
Cymer, Inc. *	16,650	731,767

Semiconductors - 3.5%
Atheros Communications, Inc. *	41,250	879,450
Silicon Image, Inc. *	69,110	879,079
Silicon Motion Technology Corporation ADR *	61,080	969,340
SRS Labs, Inc. *	52,030	562,964

		3,290,833

Specialized Consumer Services - 1.4%
Steiner Leisure, Ltd. *	27,610	1,256,255

Specialized Finance - 2.8%
International Securities Exchange Holdings, Inc.	9,750	456,203
NewStar Financial, Inc. *	41,130	758,849
Portfolio Recovery Associates, Inc. *	28,750	1,342,337

		2,557,389

TOTAL COMMON STOCK (Cost $77,512,369)		$86,962,994

	Principal Amount	Value
REPURCHASE AGREEMENT - 5.9%
United Missouri Bank, 4.85%, dated 12-29-06, matures 01-02-07; repurchase amount $5,416,918 (Collateralized by FHLB, 5.25%, 06-10-11, FNMA, 5.00%, 09-25-30 & U.S. Treasury Notes, 3.375% & 3.50%, 10-15-09 & 08-15-09, with a combined value of $5,523,547)	$5,414,000	$5,414,000

TOTAL REPURCHASE AGREEMENT (Cost $5,414,000)		$5,414,000

Total Investments (SBL X Fund) (Cost $82,926,369) - 99.6%		$92,376,994
Other Assets in Excess of Liabilities - 0.4%		412,500

TOTAL NET ASSETS -100.0%		$92,789,494

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $83,061,778.

*	- Non-income producing security

Glossary:

ADR	- American Depositary Receipt

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series X

(Small Cap Growth Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$92,376,994
Cash	411,985
Receivables:
Fund shares sold	31,146
Securities sold	495,772
Dividends	4,592
Prepaid expenses	2,055

Total assets	93,322,544

Liabilities:
Payable for:
Securities purchased	217,068
Fund shares redeemed	205,538
Management fees	79,271
Custodian fees	3,517
Transfer agent/maintenance fees	2,083
Administration fees	8,071
Professional fees	10,625
Directors’ fees	2,000
Other fees	4,877

Total liabilities	533,050

Net Assets	$92,789,494

Net assets consist of:
Paid in capital	$101,022,486
Accumulated net realized loss on sale of investments	(17,683,617)
Net unrealized appreciation in value of investments	9,450,625

Net assets	$92,789,494

Capital shares authorized	unlimited
Capital shares outstanding	4,815,752
Net asset value per share (net assets divided by shares outstanding)	$19.27

[1]Investments, at cost	$82,926,369

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends	$213,154
Interest	278,795

Total investment income	491,949

Expenses:
Management fees	928,345
Custodian fees	26,048
Transfer agent/maintenance fees	25,148
Administration fees	90,282
Directors’ fees	4,334
Professional fees	17,769
Reports to shareholders	15,700
Other expenses	3,864

Total expenses	1,111,490
Less: Earnings credits applied	(2,190)

Net expenses	1,109,300

Net investment loss	(617,351)

Net Realized and Unrealized Gain (Loss):
Net realized gain during the year on:
Investments	7,308,120

Net realized gain	7,308,120

Net unrealized depreciation during the year on:
Investments	(2,144,750)

Net unrealized depreciation	(2,144,750)

Net realized and unrealized gain	5,163,370

Net increase in net assets resulting from operations	$4,546,019

See accompanying notes.

Series X
Statement of Changes in Net Assets	(Small Cap Growth Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment loss	$(617,351)	$(726,687)
Net realized gain during the year on investments	7,308,120	8,252,526
Net unrealized depreciation during the year on investments	(2,144,750)	(1,603,848)

Net increase in net assets resulting from operations	4,546,019	5,921,991

Capital share transactions:
Proceeds from sale of shares	40,950,861	25,405,430
Cost of shares redeemed	(43,378,540)	(32,524,330)

Net decrease from capital share transactions	(2,427,679)	(7,118,900)

Net increase (decrease) in net assets	2,118,340	(1,196,909)

Net assets:
Beginning of year	90,671,154	91,868,063

End of year	$92,789,494	$90,671,154

Accumulated net investment loss at end of year	$—	$—

Capital Share Activity:
Shares sold	2,187,874	1,479,550
Shares redeemed	(2,319,526)	(1,920,417)

Total capital share activity	(131,652)	(440,867)

See accompanying notes.

Financial Highlights	Series X
Selected data for each share of capital stock outstanding throughout each year	(Small Cap Growth Series)

	2006	2005	2004	2003	Year Ended, December 31, 2002[d]
Per Share Data
Net asset value, beginning of period	$18.33	$17.05	$14.55	$9.30	$12.66
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.15)	(0.14)	(0.10)	(0.10)
Net gain (loss) on securities (realized and unrealized)	1.07	1.43	2.64	5.35	(3.26)

Total from investment operations	0.94	1.28	2.50	5.25	(3.36)

Net asset value, end of period	$19.27	$18.33	$17.05	$14.55	$9.30

Total Return[a]	5.13%	7.51%	17.18%	56.45%	(26.54%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,789	$90,671	$91,868	$89,740	$48,193

Ratios to average net assets:
Net investment loss	(0.66%)	(0.85%)	(0.89%)	(1.00%)	(0.89%)
Total expenses[b]	1.20%	1.19%	1.17%	1.17%	1.15%
Net expenses[c]	1.19%	1.18%	1.17%	1.16%	1.15%

Portfolio turnover rate	149%	116%	146%	208%	282%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[d]

RS Investments, Inc. became the sub–adviser of Series X effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Strong Capital Management, Inc. for sub–advisory services.

See accompanying notes.

Series Y
Manager’s Commentary	(Select 25 Series)
February 15, 2007	(unaudited)

Advisor Security Management Company, LLC

Mark A. Mitchell

Portfolio Manager

To Our Shareholders:

Series Y of the SBL Fund - Select 25 Series returned 7.54% in the year, lagging the benchmark Russell 1000 Growth Index’s return of 9.07%, but out performing the Series’ peer group median return of 6.37%. Poor stock selection was only partially offset by solid sector positioning in 2006. While being disappointed that our results were below the benchmark, we believe that our approach delivers performance over the long-term.

Our investment philosophy is centered around three key tenants: first, good investments are purchased at less than their intrinsic value; second, a long-term approach and patience are critical to successful investing; and lastly, we concentrate our investments in companies that have the greatest return potential.

Our bottom-up research driven investment process attempts to identify companies that have a competitive advantage or have the ability to become more competitive in the future. We focus on owning these companies for three to five years or longer which we believe differentiates us from a majority of our peers and ultimately allows us to make better investment decisions. We buy these companies when their current price trades below their intrinsic value. We closely monitor each company’s progress. We will sell a company if the valuation no longer makes sense, we’ve made a mistake and our investment thesis is no longer valid, or we have a more attractive investment alternative.

We ultimately structure the portfolio with 25-30 names. This philosophy is applied to a broad range of growth names.

Financials and Technology Stocks Top Performers

The Series’ Financial holdings were up 54% compared to 17% for the index. This was driven almost entirely by our position in First Marblehead, up over 150%. III-placed short-term concerns over the company’s competitive position offered a great buying opportunity for a leading student lender with a significant competitive advantage as a result of its loan underwriting capability, superior economics, and additional value-added services.

The Technology sector was up 12% versus the comparable sector index return of 7%. The largest contributor was an overweight position in Cisco, up 60%. Cisco benefited from strong enterprise equipment demand and continued solid business execution. ADC Telecom had a negative impact, down 35%. The company was hurt by unanticipated spending delays by telecom carriers as the industry has undergone significant consolidation.

Energy and Industrial Sectors Disappoint

The Energy sector was down over 14%, compared to up 4% for the benchmark. Evergreen Energy, down 42% (previously known as KFx), and BJ Services, down 20%, both contributed negatively to the fund. Evergreen Energy was hurt by concerns over the viability of the initial production results of its proprietary clean coal technology. BJ Services was impacted more generally by the recent exodus from oil services related names as a result of a weakening energy commodity market.

Holdings in the Industrial sector performed poorly this year. We were positioned to take advantage of several unique opportunities in companies that benefit broadly from strong global economic growth. Concerns regarding a slowdown in the U.S. have impacted the group. We still like the fundamentals of the companies we own, including FedEx Corporation, W.W. Grainger, L-3 Communications, and Shaw Group.

2007 Market Outlook

The current low return investment environment that exists outside of equities has continued to make available ample liquidity in the U.S. equity market. Falling energy prices have helped increase consumer confidence and provide support to corporate profit margins through lower raw material input prices. Additionally, businesses have very healthy balance sheets to help drive future growth initiatives.

As we noted in last year’s shareholder letter, we’ve been concerned about a slowdown in U.S. consumer spending for some time. This concern has yet to materialize, but we still think in will happen. Lower energy prices will help, however, higher interest rates and a housing market slowdown provide likely headwinds. The Federal Reserve is walking a fine line between managing inflation risks while supporting economic growth. We’re unsure, like most in the market, what the Fed’s next move is. This uncertainty will weigh on the markets until it’s resolved.

Series Y
Manager’s Commentary	(Select 25 Series)
February 15, 2007	(unaudited)

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value.1 We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell, Portfolio Manager

[1]	Dollar cost averaging does not assure profits or protect against loss in a declining market.

PERFORMANCE

Series Y vs. Russell 1000 Growth Index

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Y (Select 25 Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series Y. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	5 Years	Since Inception (5-3-99)
Series Y	7.54%	3.00%	1.06%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	14.97%
Consumer Staples	5.20
Energy	11.96
Financials	14.38
Health Care	15.94
Industrials	16.09
Information Technology	11.66
Materials	0.82
Exchange Traded Funds	6.31
Asset Backed Commercial Paper	2.80
Repurchase Agreement	0.30
Liabilities, less cash & other assets	(0.43)
Total net assets	100.00%

See accompanying notes.

Series Y
Manager’s Commentary	(Select 25 Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series Y (Select 25 Series)
Actual	$1,000.00	$1,061.70	$4.94
Hypothetical	1,000.00	1,020.42	4.84

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 6.17%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.95%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series Y (Select 25 Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 97.3%
Aerospace & Defense - 2.0%
L-3 Communications Holdings, Inc.	21,300	$1,741,914

Air Freight & Logistics - 4.5%
FedEx Corporation	35,600	3,866,872

Biotechnology - 5.3%
Amgen, Inc. *	66,400	4,535,784

Broadcasting & Cable TV - 3.6%
CBS Corporation (CI.B)	40,300	1,256,554
Univision Communications, Inc. *	52,600	1,863,092

		3,119,646

Coal & Consumable Fuels - 2.7%
Evergreen Energy, Inc. *	233,000	2,304,370

Communications Equipment - 5.4%
ADC Telecommunications, Inc. *	155,071	2,253,175
Cisco Systems, Inc. *	86,800	2,372,244

		4,625,419

Construction & Engineering - 5.1%
Shaw Group, Inc. * (1)	131,000	4,388,500

Consumer Finance - 5.5%
First Marblehead Corporation	85,650	4,680,773

Data Processing & Outsourced Services - 4.2%
First Data Corporation	59,600	1,520,992
Western Union Company	94,300	2,114,206

		3,635,198

Exchange Traded Funds - 6.3%
iShares Russell 1000 Growth Index Fund	50,000	2,750,000
iShares S&P 500 Growth Index Fund	41,000	2,661,310

		5,411,310

Health Care Equipment - 2.2%
Zimmer Holdings, Inc. *	24,200	1,896,796

Home Improvement Retail - 5.1%
Home Depot, Inc.	107,900	4,333,264

Hotels, Resorts & Cruise Lines - 4.3%
Carnival Corporation	75,900	3,722,895

Hypermarkets & Super Centers - 3.7%
Wal-Mart Stores, Inc.	68,100	3,144,858

Industrial Gases - 0.8%
Praxair, Inc.	11,900	706,027

Life Sciences Tools & Services - 4.1%
Covance, Inc. *	59,300	3,493,363

Movies & Entertainment - 1.9%
Viacom, Inc. (CI.B) *	40,300	1,653,509

Multi-Line Insurance - 5.7%
American International Group, Inc.	67,600	4,844,216

Oil & Gas Equipment & Services - 3.4%
BJ Services Company	98,600	2,890,952

Oil & Gas Storage & Transportation - 5.9%
Williams Companies, Inc.	193,500	5,054,220

Other Diversified Financial Services - 3.3%
Citigroup, Inc.	50,200	2,796,140

Pharmaceuticals - 4.4%
Johnson & Johnson	56,500	3,730,130

Soft Drinks -1.5%
PepsiCo, Inc.	21,000	1,313,550

Systems Software -2.0%
Microsoft Corporation	57,900	1,728,894

Trading Companies & Distributors - 4.4%
W.W. Grainger, Inc.	54,200	3,790,748

TOTAL COMMON STOCK (Cost $70,345,176)		$83,409,348

	Principal Amount	Value
ASSET BACKED COMMERCIAL PAPER - 2.8%
Financial Companies - Diversified -1.2%
Amsterdam Funding Corporation
5.31%, 1/3/2007	1,000,000	999,705

Financial Companies - Miscellaneous Receivables -1.6%
Fairway Finance Corporation
5.35%, 1/5/2007	1,400,000	1,399,174

TOTAL ASSET BACKED COMMERCIAL PAPER (Cost $2,398,879)		$2,398,879

REPURCHASE AGREEMENT - 0.3%
United Missouri Bank, 4.85%, dated 12-29-06, matures 01-02-07; repurchase amount of $257,138 (Collateralized by FHLMC, 5.00%, 09-15-36 with a value of $262,957)	$257,000	$257,000

TOTAL REPURCHASE AGREEMENT (Cost $257,000)		$257,000

Total Investments (SBL Y Fund) (Cost $73,001,055) -100.4%		$86,065,227
Liabilities in Excess of Other Assets - (0.4)%		(370,179)

TOTAL NET ASSETS -100.0%		$85,695,048

Footnotes

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series Y (Select 25 Series)
December 31, 2006 - continued

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $73,388,747.

*	- Non-income producing security

1	- Security is segregated as collateral for open written options contracts.

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series Y

(Select 25 Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$86,065,227
Cash	104
Receivables:
Fund shares sold	49,787
Dividends	35,689
Prepaid expenses	2,368

Total assets	86,153,175

Liabilities:
Payable for:
Fund shares redeemed	85,708
Written options, at value
(premiums received, $ 93,926)	286,560
Management fees	54,491
Custodian fees	1,641
Transfer agent/maintenance fees	2,083
Administration fees	6,992
Professional fees	15,757
Other	3,495
Directors’ fees	1,400

Total liabilities	458,127

Net Assets	$85,695,048

Net assets consist of:
Paid in capital	$105,799,928
Undistributed net investment income	140,430
Accumulated net realized loss on sale of investments and options written	(33,116,848)
Net unrealized appreciation in value of investments and options written	12,871,538

Net assets	$85,695,048

Capital shares authorized	Unlimited
Capital shares outstanding	7,905,694
Net asset value per share (net assets divided by shares outstanding)	$10.84

[1]Investments, at cost	$73,001,055

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends	$594,899
Interest	165,948

Total investment income	760,847

Expenses:
Management fees	490,145
Custodian fees	11,975
Transfer agent/maintenance fees	25,148
Administration fees	62,343
Directors’ fees	2,944
Professional fees	17,389
Reports to shareholders	8,597
Other expenses	1,888

Total expenses	620,429
Less: Earnings credits applied	(12)

Net expenses	620,417

Net investment income	140,430

Net Realized and Unrealized Gain:
Net realized gain during the year on:
Investments	3,680,983
Options written	176,247

Net realized gain	3,857,230

Net unrealized appreciation (depreciation) during the year on:
Investments	5,719,478
Options written	(202,405)

Net unrealized appreciation	5,517,073

Net realized and unrealized gain	9,374,303

Net increase in net assets resulting from operations	$9,514,733

See accompanying notes.

Series Y
Statement of Changes in Net Assets	(Select 25 Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$140,430	$(13,661)
Net realized gain during the year on investments and options written	3,857,230	1,552,451
Net unrealized appreciation during the year on investments and options written	5,517,073	2,068,207

Net increase in net assets resulting from operations	9,514,733	3,606,997

Capital share transactions:
Proceeds from sale of shares	37,946,575	13,147,535
Issuance of shares in connection with SBL G merger (Note 14)	42,870,151	—
Cost of shares redeemed	(41,654,270)	(13,568,691)

Net increase (decrease) from capital share transactions	39,162,456	(421,156)

Net increase in net assets	48,677,189	3,185,841

Net assets:
Beginning of year	37,017,859	33,832,018

End of year	$85,695,048	$37,017,859

Undistributed net investment income at end of year	$140,430	$—

Capital Share Activity:
Shares sold	3,680,058	1,425,367
Shares issued in connection with SBL Series G merger (Note 14)	4,606,863	—
Shares redeemed	(4,055,072)	(1,501,879)

Total capital share activity	4,231,849	(76,512)

See accompanying notes.

Financial Highlights	Series Y
Selected data for each share of capital stock outstanding throughout each year	(Select 25 Series	)

	2006[d]	2005	2004	2003	Year Ended, December 31, 2002
Per Share Data
Net asset value, beginning of period	$10.08	$9.02	$8.08	$6.86	$9.35

Income (loss) from investment operations:
Net investment income (loss)	0.02	—	(0.01)	—	(0.01)
Net gain (loss) on securities (realized and unrealized)	0.74	1.06	0.95	1.22	(2.48)

Total from investment operations	0.76	1.06	0.94	1.22	(2.49)

Net asset value, end of period	$10.84	$10.08	$9.02	$8.08	$6.86

Total Return[a]	7.54%	11.75%	11.63%	17.78%	(26.63%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,695	$37,018	$33,832	$34,790	$34,286

Ratios to average net assets:
Net investment income (loss)	0.21%	(0.04%)	(0.15%)	(0.01%)	(0.18%)
Total expenses[b]	0.95%	0.99%	0.95%	0.93%	0.89%
Net expenses[c]	0.95%	0.99%	0.95%	0.93%	0.89%

Portfolio turnover rate	40%	28%	42%	49%	34%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[d]

The financial highlights for Series Y as set forth herein exclude the historical financial highlights of Series G. The assets of Series G were acquired by Series Y on June 16, 2006. A total of $40,543,215 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series Y received as a result of the merger.

See accompanying notes.

Series Z
Managers’ Commentary	(Alpha Opportunity Series)
February 15, 2007	(unaudited)

Advised by:
	and	Subadvisor, Mainstream Investment Advisers

Bill Jenkins	Mark Lamb
Co-Portfolio Manager	Co-Portfolio Manager

To Our Shareholders:

For the year ended December 31, 2006, Series Z of the SBL Fund - Alpha Opportunity Series total return was 13.13%, trailing the Series’ median peer group return of 13.92% and the 15.79% return for the costless S&P 500 Total Return Index. Although disappointed with the Series’ return that trailed its S&P 500 benchmark, we believe our investment approach delivers significant long-term value, as demonstrated by the Series’ cumulative total return of 60.72% since its July 7, 2003 inception, which exceeded the S&P 500’s Total Return by 10.27%.

During this period, the performance of the Series’ assets managed using the active value strategy underperformed the index, while the passive strategy of the Series performed as expected. The passive strategy replicates the index by investing in high-quality, short-term fixed income instruments and by being long the index futures. While the passive strategy provides the necessary liquidity, the active strategy focuses on adding long-term value while maintaining a risk profile that is less than the marketplace in general.

The 2006 underperformance of the Series’ assets managed using the active value strategy can be partially attributed to the strong rise in stocks in 2006 which made it difficult to make absolute return in the portfolio’s short positions. Further contributing to underperformance were the strong performances by non-theme sectors such as finance where we were not only underweighted but short in some portions.

The fundamental investment philosophy of the active value strategy rests first upon the belief that it is critical to identify the long-term investment theme governing the equity markets. These themes may persist for 15 to 20 years. Second, while we also believe that valuation adds important perspective to investment decisions, it is not an efficient means of timing purchase and sale decisions. We believe those decisions are best made using technical analysis. We believe technical analysis, the study of price trends, allows us to efficiently capture gains and avoid material losses. The third tenet of our philosophy is that changes in stock prices lead changes in fundamental corporate developments. A proactive asset management approach helps to keep our investment themes fresh and our risk levels moderate.

2006 was a year marked by great volatility. Our active value strategy investments in the Energy sector performed well as that sector returned over 22% during the year. Individual holdings remain broadly diversified within sector concentrations in Industrials and Materials of 23.5% and 22.5%, respectively. Our top five profitable positions were in these three sectors: McDermott in Energy; General Cable, Amphenol and Commscope in Industrials; and Votorantim Cellulose in Materials.

We were most disappointed in the short exposure of the active value strategy portfolio. It is very difficult to achieve an absolute positive return in a year when stocks record double digit gains. We ended the year at a low 4% short position, for the active value portion of the Series, primarily due to our constructive view of the 2007 market. The most disappointing short position for us was PNC Bank. Despite this disappointment, however, we remain negative on regional banks and select consumer stocks. Regional bank profits should continue to suffer from a competitive lending environment and an inverted yield curve. Subdued economic growth in 2007 will put added pressure on the consumer, negatively impacting the profits of restaurants and other retail companies.

We are optimistic on the outlook for stocks in 2007. Equity valuations in general remain fair across most sectors, with no individual sector appearing meaningfully overvalued. Also favoring stocks is the large amount of cash on the sidelines. These large cash positions, coupled with net equity exposures for long/short funds near historic lows, suggest stock prices will continue to trend higher in 2007. Fundamentally, the revision of third quarter GDP growth up from 1.6% to 2.0% leads us to believe that the U.S. economy is basing, thereby averting recession next year. This should allow for the resumption of the secular uptrend in commodities.

Series Z
Managers’ Commentary	(Alpha Opportunity Series)
February 15, 2007	(unaudited)

There continue to be opportunities within commodities and companies related to their production. In our active value strategy, we like a broad spectrum of agricultural related stocks ranging from seed producers, such as Monsanto, to makers of fertilizers, like Potash. The agricultural theme carries over into industrial companies such as Deere and Case New Holland. Current weakness in commodities may take awhile to work out. In the meantime, opportunities in transportation and infrastructure are being addressed.

All the best for 2007,

Mark Lamb
Co-Portfolio Manager
Security Management Company, LLC

William H. Jenkins
Mainstream Investment Advisers, LLC
(Sub-adviser for the active value portion of the Fund)

PERFORMANCE

Series Z vs. S&P 500 Index

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Z (Alpha Opportunity Series) on July 7, 2003 (date of inception), and reflects the fees and expenses of Series Z. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 12-31-06[1]	1 Year	Since Inception (7-7-03)
Series Z	13.13%	14.59%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector*

Consumer Discretionary	2.82%
Consumer Staples	0.67
Energy	4.55
Financials	(0.54)
Industrials	16.88
Information Technology	3.54
Materials	12.48
Exchange Traded Funds	0.03
U.S. Agency Bonds & Notes	41.24
Cash & other assets, less liabilities	18.33
Total net assets	100.00%

*	Securities sold short are netted with long positions in common stocks in the appropriate sectors.

See accompanying notes.

Series Z
Managers’ Commentary	(Alpha Opportunity Series)
December 31, 2006	(unaudited)

PERFORMANCE

Information About Your Series Expenses

Calculating your ongoing series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 - December 31, 2006.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 07-01-06	Ending Account Value 12-31-06[1]	Expenses Paid During Period[2]
Series Z (Alpha Opportunity Series)
Actual	$1,000.00	$1,052.80	$13.35
Hypothetical	1,000.00	1,012.20	13.09

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2006 to December 31, 2006 was 5.28%.

[2]

Expenses are equal to the Series annualized expense ratio of 2.58%, net of earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Series Z (Alpha Opportunity Series)
December 31, 2006

	Shares	Value
COMMON STOCK - 42.2%
Aerospace & Defense - 1.0%
Empresa Brasileira de Aeronautica S.A. ADR	5,300	$219,473
Goodrich Corporation	3,200	145,760

		365,233

Airlines - 1.9%
Continental Airlines, Inc. *	2,700	111,375
Copa Holdings S.A.	1,000	46,560
JetBlue Airways Corporation *	17,300	245,660
US Airways Group, Inc. *	5,700	306,945

		710,540

Apparel Retail - 0.3%
Guess ?, Inc. *	1,800	114,174

Apparel, Accessories & Luxury Goods - 1.2%
Jones Apparel Group, Inc.	10,300	344,329
Kellwood Company	3,100	100,812

		445,141

Building Products - 0.3%
American Standard Companies, Inc.	2,000	91,700

Commodity Chemicals - 0.0%
Lyondell Chemical Company	600	15,342

Computer Hardware - 0.3%
Sun Microsystems, Inc. *	18,200	98,644

Computer Storage & Peripherals - 0.9%
Imation Corporation	6,700	311,081

Construction & Engineering - 2.9%
Chicago Bridge & Iron Company N.V.	4,200	114,828
EMCOR Group, Inc. *	2,400	136,440
Insituform Technologies, Inc. *	4,200	108,612
URS Corporation *	9,400	402,790
Washington Group International, Inc. *	5,100	304,929

		1,067,599

Construction & Farm Machinery & Heavy Trucks - 3.8%
AGCO Corporation *	7,900	244,426
American Railcar Industries, Inc.	600	20,424
CNH Global N.V.	500	13,650
Deere & Company (1)	6,200	589,434
Lindsay Corporation	12,400	404,860
Trinity Industries, Inc.	3,400	119,680

		1,392,474

Construction Materials - 0.7%
Texas Industries, Inc.	3,800	244,074

Diversified Chemicals - 0.3%
Dow Chemical Company	2,500	99,850

Diversified Commercial & Professional Services - 0.3%
Ritchie Bros Auctioneers, Inc.	2,000	107,080

Diversified Metals & Mining - 3.1%
AMCOL International Corporation	2,400	66,576
Anglo American plc ADR	9,300	227,013
Brush Engineered Materials, Inc. *	1,400	47,278
Freeport-McMoRan Copper & Gold, Inc. (CI.B)	7,400	412,402
Northern Orion Resources, Inc. *	1,100	4,026
Peru Copper, Inc. *	28,500	97,470
Teck Cominco, Ltd. (CI.B)	2,900	218,515
Titanium Metals Corporation *	1,600	47,216

		1,120,496

Electrical Components & Equipment - 2.1%
Belden CDT, Inc.	3,200	125,088
General Cable Corporation *	6,600	288,486
Thomas & Betts Corporation *	7,500	354,600

		768,174

Environmental & Facilities Services - 0.5%
Allied Waste Industries, Inc. *	3,100	38,099
Layne Christensen Company *	1,500	49,245
Waste Connections, Inc. *	2,200	91,410

		178,754

Exchange Traded Funds - 0.0%
PowerShares DB Commodity Index Tracking Fund	400	9,832

Fertilizers & Agricultural Chemicals - 3.8%
Agrium, Inc.	1,700	53,533
Mosaic Company *	3,400	72,624
Potash Corporation of Saskatchewan, Inc. (1)	6,500	932,620
Sociedad Quimicay Minera de Chile S.A. ADR	2,400	325,368

		1,384,145

General Merchandise Stores - 0.2%
Dollar General Corporation	4,200	67,452

Gold - 1.3%
Barrick Gold Corporation	5,600	171,920
Bema Gold Corporation *	2,600	13,650
Miramar Mining Corporation *	2,500	11,300
Randgold Resources, Ltd. ADR *	12,600	295,596

		492,466

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series Z (Alpha Opportunity Series)
December 31, 2006 - continued

	Shares	Value
COMMON STOCK (continued)
Homefurnishing Retail - 1.2%
Bed Bath & Beyond, Inc. *	11,200	$426,720

Hotels, Resorts & Cruise Lines - 0.4%
Lodgian, Inc. *	1,600	21,760
Starwood Hotels & Resorts Worldwide, Inc.	1,800	112,500

		134,260

Industrial Conglomerates - 0.5%
McDermott International, Inc. *	3,400	172,924

Industrial Gases - 0.2%
Praxair, Inc.	1,000	59,330

Industrial Machinery - 2.1%
Ampco-Pittsburgh Corporation	3,300	110,484
Badger Meter, Inc.	400	11,080
Barnes Group, Inc.	3,900	84,825
Nordson Corporation	1,100	54,813
Valmont Industries, Inc.	9,200	510,508

		771,710

Integrated Oil & Gas - 1.8%
Imperial Oil, Ltd.	600	22,098
Suncor Energy, Inc. (1)	8,100	639,171

		661,269

Marine - 0.6%
Kirby Corporation *	5,900	201,367

Office Electronics - 0.2%
Xerox Corporation *	5,300	89,835

Oil & Gas Drilling - 0.8%
ENSCO International, Inc.	2,200	110,132
Pride International, Inc. *	1,000	30,000
Rowan Companies, Inc.	4,400	146,080

		286,212

Oil & Gas Equipment & Services - 0.7%
Lone Star Technologies, Inc. *	5,400	261,414

Oil & Gas Exploration & Production - 0.9%
Devon Energy Corporation	4,900	328,692

Oil & Gas Storage & Transportation - 0.3%
Tsakos Energy Navigation, Ltd.	2,600	119,340

Packaged Foods & Meats - 0.3%
Dean Foods Company *	2,400	101,472
Perdigao S.A. ADR *	400	11,028

		112,500

Paper Products - 1.4%
Aracruz Celulose S.A. ADR	1,900	116,356
Stora Enso Oyj ADR	3,800	60,002
Votorantim Celulose e Papel S.A. ADR	16,800	329,448

		505,806

Personal Products - 0.4%
Estee Lauder Companies, Inc.	3,200	130,624

Precious Metals & Minerals - 0.3%
Coeur d’Alene Mines Corporation *	2,900	14,355
Stillwater Mining Company *	6,200	77,438

		91,793

Real Estate Management & Development - 0.3%
Brookfield Asset Management, Inc.	2,500	120,450

Semiconductor Equipment - 0.2%
MEMC Electronic Materials, Inc. *	2,300	90,022

Semiconductors - 0.1%
Volterra Semiconductor Corporation *	2,100	31,500

Specially Chemicals - 0.5%
Chemtura Corporation	14,900	143,487
Nalco Holding Company *	2,800	57,288

		200,775

Steel - 0.9%
Gerdau Ameristeel Corporation	2,000	17,840
Reliance Steel & Aluminum Company	1,700	66,946
Steel Technologies, Inc.	14,100	247,455

		332,241

Technology Distributors - 2.2%
Anixter International, Inc. * (1)	14,900	809,070

Trading Companies & Distributors - 1.0%
UAP Holding Corporation	14,200	357,556

TOTAL COMMON STOCK (Cost $15,632,007)		$15,379,661

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 41.2%
Federal Farm Credit Discount Note
5.13% - 2007 (1)	$1,150,000	1,147,866
Federal Home Loan Bank
5.125% - 2007 (1)	725,000	716,338
5.14% - 2007 (1)	375,000	372,382
5.14% - 2007 (1)	1,000,000	992,732
Federal Home Loan Mortgage Corporation
5.087% - 2007 (2)	2,975,000	2,972,450
5.125% - 2007 (1)	200,000	198,379
5.143% - 2007 (1)	300,000	298,547
The accompanying notes are an integral part of the financial statements.

Schedule of Investments	Series Z (Alpha Opportunity Series)
December 31, 2006 - continued

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (continued)
Federal Home Loan Mortgage Corporation (continued)
5.16% - 2007 (1)	$475,000	$471,277
5.155% - 2007 (1)	350,000	346,565
Federal National Mortgage Association
5.115% - 2007 (1)	2,017,000	2,017,000
5.13% - 2007 (1)	1,550,000	1,544,910
5.14% - 2007 (1)	700,000	697,107
5.14% - 2007 (1)	250,000	248,753
5.14% - 2007 (1)	1,200,000	1,192,818
5.15% - 2007 (1)	575,000	573,276
5.145% - 2007 (1)	175,000	173,581
5.152% - 2007 (1)	575,000	569,848
5.16% - 2007 (1)	500,000	494,525

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $15,023,912)		$15,028,354

Total Investments (SBL Z Fund) (Cost $30,655,919) - 83.4%		$30,408,015
Other Assets in Excess of Liabilities - 16.6%		6.034.151

TOTAL NET ASSETS - 100.0%		$36,442,166

Schedule of Securities Sold Short

December 31, 2006

SBL Z Fund

	Shares	Value
COMMON STOCK - (1.8)%
Asset Management & Custody Banks - (0.2)%
Calamos Asset Management, Inc.	(2,100)	$(56,343)

Building Products - (0.1)%
Griffon Corporation *	(1,000)	(25,500)

Computer & Electronics Retail - (0.3)%
RadioShack Corporation	(6,500)	(109,070)

Electronic Equipment Manufacturers - 0.0%
AU Optronics Corporation ADR	(500)	(6,905)

Regional Banks - (0.7)%
Sterling Bancorp	(2,900)	(57,130)
UnionBanCal Corporation	(500)	(30,625)
Zions Bancorporation	(1,900)	(156,636)

		(244,391)

Restaurants - (0.1)%
Wendy’s International, Inc.	(1,500)	(49,635)

Semiconductor Equipment - (0.2)%
Rudolph Technologies, Inc. *	(4,400)	(70,048)

Systems Software - (0.2)%
CA, Inc.	(3,100)	(70,215)

Thrifts & Mortgage Finance - 0.0%
Flagstar Bancorp, Inc.	(1,000)	(14,840)

TOTAL COMMON STOCK (Proceeds $641,909)		(646,947)

Total Securities Sold Short (SBL Z Fund) (Proceeds $641,909)		(646,947)

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2006 was $30,738,165.

*	- Non-income producing security

1	- Security is segregated as collateral for open futures contracts.

2	- Security is segregated as collateral for short positions.

Glossary:

ADR	- American Depositary Receipt

plc	- Public Limited Company

See notes to financial statements.

The accompanying notes are an integral part of the financial statements.

Series Z

(Alpha Opportunity Series)

Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments, at value[1]	$30,408,015
Cash	6,192,633
Receivables:
Fund shares sold	57,395
Securities sold	3,254,705
Dividends	11,925
Prepaid expenses	1,865

Total assets	39,926,538

Liabilities:
Securities sold short, at value[2]	646,947
Payable for:
Securities purchased	2,638,087
Fund shares redeemed	55,577
Variation margin in futures	57,756
Management fees	61,782
Transfer agent/maintenance fees	2,083
Administration fees	6,034
Professional fees	14,245
Directors’ fees	500
Other fees	1,361

Total liabilities	3,484,372

Net Assets	$36,442,166

Net assets consist of:
Paid in capital	$32,916,558
Undistributed net realized gain on sale of investments, futures and securities sold short	3,781,561
Net unrealized depreciation in value of investments, futures and securities sold short	(255,953)

Net assets	$36,442,166

Capital shares authorized	unlimited
Capital shares outstanding	2,611,313
Net asset value per share (net assets divided by shares outstanding)	$13.96

[1]Investments, at cost	$30,655,919
[2]Securites sold short, at proceeds	641,909

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends	$156,474
Interest	622,197

Total investment income	778,671

Expenses:
Management fees	646,278
Custodian fees	56,134
Transfer agent/maintenance fees	25,104
Administration fees	49,468
Directors’ fees	1,299
Professional fees	23,603
Reports to shareholders	4,073
Other expenses	1,001
Dividends on securities sold short	27,219

Total expenses	834,179

Less: Earnings credits applied	(47,753)

Net expenses	786,426

Net investment loss	(7,755)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	3,008,951
Futures	1,135,612
Securities sold short	(431,843)

Net realized gain	3,712,720

Net unrealized appreciation (depreciation) during the year on:
Investments	(169,373)
Futures	132,809
Securities sold short	(5,038)

Net unrealized depreciation	(41,602)

Net realized and unrealized gain	3,671,118

Net increase in net assets resulting from operations	$3,663,363

See accompanying notes.

Series Z
Statement of Changes in Net Assets	(Alpha Opportunity Series)

	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from operations:
Net investment loss	$(7,755)	$(45,586)
Net realized gain during the year on investments, futures, and securities sold short	3,712,720	2,178,395
Net unrealized depreciation during the year on investments, futures, and securities sold short	(41,602)	(576,530)

Net increase in net assets resulting from operations	3,663,363	1,556,279

Capital share transactions:
Proceeds from sale of shares	19,973,403	14,871,584
Cost of shares redeemed	(12,854,101)	(9,929,853)

Net increase from capital share transactions	7,119,302	4,941,731

Net increase in net assets	10,782,665	6,498,010

Net assets:
Beginning of year	25,659,501	19,161,491

End of year	$36,442,166	$25,659,501

Accumulated net investment loss at end of year	$—	$—

Capital Share Activity:
Shares sold	1,505,711	1,269,271
Shares redeemed	(973,096)	(846,525)

Total capital share activity	532,615	422,746

See accompanying notes.

Financial Highlights	Series Z
Selected data for each share of capital stock outstanding throughout each period	(Alpha Opportunity Series)

	Period Ended, December 31,
	2006	2005	2004	2003[d]
Per Share Data
Net asset value, beginning of period	$12.34	$11.57	$11.18	$10.00

Income (loss) from investment operations:
Net investment income (loss)	—	(0.02)	(0.07)	(0.06)
Net gain (loss) on securities (realized and unrealized)	1.62	0.79	1.42	1.88

Total from investment operations	1.62	0.77	1.35	1.82

Less distributions:
Distributions from realized gains	—	—	(0.96)	(0.64)

Total distributions	—	—	(0.96)	(0.64)

Net asset value, end of period	$13.96	$12.34	$11.57	$11.18

Total Return[a]	13.13%	6.66%	12.58%	18.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,442	$25,660	$19,161	$6,738

Ratios to average net assets:
Net investment loss	(0.03%)	(0.21%)	(1.12%)	(1.33%)
Total expenses[b]	2.94%	2.50%	2.78%	2.62%
Net expenses[c]	2.62%	2.50%	2.57%	2.50%
Expenses prior to custodian earnings credits and net of expense waivers	2.78%	2.50%	2.57%	2.52%
Net expenses prior to performance fee adjustment[e]	2.47%	2.47%	—	—

Portfolio turnover rate	1,285%	1,509%	1,054%	966%

[a]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[b]	Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, and earnings credits, as applicable.

[c]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

[d]	Series Z was initially capitalized on July 7, 2003 with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

[e]	Net expenses prior to performance fee adjustment reflect ratios after voluntary expense waivers, reimbursements, custodian earnings credits, and before performance fee adjustments, as applicable.

See accompanying notes.

Notes to Financial Statements

December 31, 2006

1.	Significant Accounting Policies

SBL Fund (The Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to separate accounts of Security Benefit Life Insurance Company (SBL). The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Valuations of the Fund’s securities are supplied by pricing services approved by the Board of Directors. The Fund’s officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq Official Closing Price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of a foreign exchange that will affect the value of a fund’s portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund’s net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by Interactive Data Corporation’s Fair Value Information Service in valuing foreign securities. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market value and/or credit risk of the investments.

The senior floating rate interests (loans) in which Series P invests are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

B. Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Notes to Financial Statements

December 31, 2006

C. Foreign Currency Transactions – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

D. Forward Foreign Currency Exchange Contracts – The Fund may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. A series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

E. Futures – The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, minimizing transaction costs and hedging possible variations in foreign exchange rates. The Fund may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the series may pay from its cash balances and reduce its future positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the series. The series realizes a gain or loss when the contract is closed or expires.

F. Options Written – The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to hedge the series portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

G. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities.

H. Expenses – Expenses that are directly related to one of the series are charged directly to that series. Other operating expenses are allocated to the series on the basis of relative net assets within the Fund.

I. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

J. Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Notes to Financial Statements

December 31, 2006

K. Earnings Credits – Under the fee agreement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

L. Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

M. Securities Sold Short – Certain of the Series may make short sales “against the box,” in which the Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Series’ net assets be in deposits on short sales against the box. If a Series makes a short sale, the Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Series is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Series may make short sales that are not “against the box,” which create opportunities to increase the Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Series are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Series are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

N. Indemnifications – Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Recent Accounting Pronouncements – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to e taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 but not before its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value requirements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Fund is currently evaluating the impact of FAS 157.

P. Senior Loans – Senior loans in which certain of the Series invests generally pay interest rates which are periodically adjusted by reference to short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2006.

Notes to Financial Statements

December 31, 2006

2.	Management fees and other transactions with affiliates

Management fees are paid monthly to Security Management Company, LLC (SMC), based on the following annual rates:

	Management Fees (as a % of net assets)		Management Fee Waivers (as a % of net assets)
Series A (Equity Series)	0.75%		N/A
Series B (Large Cap Value Series)	0.65		N/A
Series C (Money Market Series)	0.50		N/A
Series D (Global Series)	1.00		N/A
Series E (Diversified Income Series)	0.75		0.15
Series H (Enhanced Index Series)	0.75		0.25
Series J (Mid Cap Growth Series)	0.75		N/A
Series N (Managed Asset Allocation Series)	1.00		N/A
Series O (Equity Income Series)	1.00		N/A
Series P (High Yield Series)	0.75		N/A
Series Q (Small Cap Value Series)	1.00		N/A
Series V (Mid Cap Value Series)	0.75		N/A
Series X (Small Cap Growth Series)	1.00		N/A
Series Y (Select 25 Series)	0.75		N/A
Series Z (Alpha Opportunity Series)*	2.15	[1]	N/A

*	Series Z’s management fee will range from 1.25% to 2.75% of average daily net assets as discussed below.

[1]

SMC receives a management fee from Series Z that consists of two components. The first component is an annual base fee equal to 2.00% of Series Z’s average daily net assets. The second component is a base fee adjustment that either increases or decreases the base fee, depending on how Series Z performed relative to the S&P 500 Index over the prior 12-month period (the “Measuring Period”). SMC will receive the base fee of 2.00% without adjustment if the performance of Series Z matches the performance of the S&P 500 Index. The maximum base fee adjustment at each calculation period is 0.75% up or down in the event that Series Z outperforms or underperforms the S&P 500 Index by 15% or more. SMC calculates the base fee adjustment each month based upon Series Z’s performance relative to the S&P 500 Index during the Performance Period ending on the last day of the month. If Series Z outperforms the S&P 500 Index over the Measuring Period, the base fee is adjusted upward. The upward adjustment is equal to the amount by which Series Z’s performance exceeds that of the S&P 500 Index divided by 15 and multiplied by the average daily net assets of Series Z during the Measuring Period to determine the base fee adjustment for the month. If Series Z underperforms the Index, the base fee is adjusted downward on the same basis. SMC will determine the dollar amount of any performance adjustment each month by multiplying the adjustment percentage by the average daily net assets of Series Z during the Measuring Period and dividing by that number by the number of days in the Measuring Period and then multiplying that amount by the number of days in the current month.

SMC also acts as the administrative agent and transfer agent for the Fund, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each series. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)*
Series A (Equity Series)	0.095%
Series B (Large Cap Value Series)	0.095
Series C (Money Market Series)	0.095
Series D (Global Series)	0.150
Series E (Diversified Income Series)	0.095
Series H (Enhanced Index Series)	0.095
Series J (Mid Cap Growth Series)	0.095
Series N (Managed Asset Allocation Series)	0.150
Series O (Equity Income Series)	0.095
Series P (High Yield Series)	0.095
Series Q (Small Cap Value Series)	0.095
Series V (Mid Cap Value Series)	0.095
Series X (Small Cap Growth Series)	0.095
Series Y (Select 25 Series)	0.095
Series Z (Alpha Opportunity Series)	0.150

*	The minimum annual charge for administrative fees is $25,000 for Series A, B, C, E, H, J, O, P, Q, V, X, Y and Z and $60,000 for Series D and N.

SMC is paid the following for providing transfer agent services to the Fund:

Annual charge per account	$5.00 - $8.00
Transaction fee	$0.60 -$1.10
Minimum annual charge per series	$25,000
Certain out-of-pocket charges	Varies

The investment advisory contract between the Fund and SMC provides that the total annual expenses of each series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the year ended December 31, 2006, SMC agreed to limit the total expenses for Series P, V and X to an annual rate of 2% of the average daily net asset value of each respective series, and limit Series H, Q and Y to an annual rate of 1.75%. SMC has agreed to limit the total other expenses for Series Z to 0.50%.

At December 31, 2006, Security Benefit Life Insurance Company, through their insurance company separate accounts, owned 100% of the outstanding shares of each Series of the Fund, except for Series P in which it owned 99%.

Notes to Financial Statements

December 31, 2006

3.	Unrealized Appreciation/Depreciation

For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at December 31, 2006, were as follows:

	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)
Series A (Equity)	$102,291,232	$(18,968,201)	$83,323,031
Series B (Large Cap Value)	102,885,813	(1,154,319)	101,731,494
Series C (Money Market)	6,903	(2,752)	4,151
Series D (Global)	180,148,650	(6,218,217)	173,930,433
Series E (Diversified Income)	260,906	(2,700,613)	(2,439,707)
Series H (Enhanced Index)	9,836,898	(1,321,415)	8,515,483
Series J (Mid Cap Growth)	107,612,153	(33,512,542)	74,099,611
Series N (Managed Asset Allocation)	13,195,817	(1,766,043)	11,429,774
Series O (Equity Income)	59,392,156	(5,648,369)	53,743,787
Series P (High Yield)	3,808,267	(2,290,089)	1,518,178
Series Q (Small Cap Value)	39,441,814	(3,902,356)	35,539,458
Series V (Mid Cap Value)	126,436,208	(13,092,507)	113,343,701
Series X (Small Cap Growth)	10,891,692	(1,576,476)	9,315,216
Series Y (Select 25)	14,684,897	(2,008,417)	12,676,480
Series Z (Alpha Opportunity)	61,680	(391,830)	(330,150)

4.	Restricted Securities

As of December 31, 2006, the following funds contained restricted securities. Market value, cost, percentage of total net assets and acquisition dates are as follows:

	Number of Shares	Price Per Share	Market Value	Cost	% of Net Assets	Acquisition Dates
Series J
ThermoEnergy Corporation PIPE	1,380,000	$0.14	$193,200	$1,302,103	0.1%	07-14-05
ThermoEnergy Corporation Warrant	1,380,000	0.0449	61,962	353,897	0.0%	07-14-05
Series V
ThermoEnergy Corporation PIPE	1,130,000	0.14	158,200	1,066,215	0.1%	07-14-05
ThermoEnergy Corporation Warrant	1,130,000	0.0449	50,737	289,785	0.0%	07-14-05

These securities have been valued after considering certain pertinent factors, including the results of operations since the date of purchase, and the recent sales price of its common stock. No quoted market price exists for these shares. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and difference could be material.

Notes to Financial Statements

December 31, 2006

5.	Fair Valued Securities

As of December 31, 2006, the following Series contained securities that were valued using procedures approved by the Board of Directors. Market value, cost and percentage of total net assets are as follows:

	Market Value	% of Net Assets
Series C	$4,089,050	4.1%
Series D	5,591,492	1.0%
Series E	—	0.0%
Series J	973,559	0.3%
Series N	175,198	0.2%
Series P	148,225	0.1%
Series V	833,554	0.2%

6.	Illiquid Securities

As of December 31, 2006, the following Series contained securities that were considered illiquid. Market value, cost and percentage of total net assets are as follows:

	Market Value	Cost	% of Net Assets
Series E	$—	$500,000	0.0%
Series H	341	529	0.0%
Series J	17,855,633	30,572,514	4.7%
Series N	1,110,498	1,121,209	1.1%
Series P	—	1,463,258	0.0%
Series V	4,837,390	6,027,030	1.1%

7.	144A Securities

As of December 31, 2006, the following Series contained securities that were considered 144A securities. Market value, cost and percentage of total net assets are as follows:

	Market Value	Cost	% of Net Assets
Series C	$1,550,970	$1,550,805	1.6%
Series E	13,157,369	13,140,000	8.7%
Series N	2,145,936	2,113,596	2.0%
Series P	20,334,605	19,919,651	19.2%
Series Q	36,975	45,053	0.0%

8.	Investment Transactions

Investment transactions for the year ended December 31, 2006, (excluding overnight investments, short–term commercial paper and U.S. government securities) were as follows:

	Purchases	Proceeds from Sales
Series A (Equity)	$111,472,345	$186,930,966
Series B (Large Cap Value)	83,940,646	105,861,994
Series C (Money Market)	—	—
Series D (Global)	124,296,345	153,042,585
Series E (Diversified Income)	60,407,639	43,776,619
Series H (Enhanced Index)	86,529,588	86,084,192
Series J (Mid Cap Growth)	118,239,439	176,426,524
Series N (Managed Asset Allocation)	40,671,217	43,203,719
Series O (Equity Income)	48,225,625	60,158,090
Series P (High Yield)	63,306,592	41,822,498
Series Q (Small Cap Value)	65,231,022	64,581,454
Series V (Mid Cap Value)	179,157,774	171,467,116
Series X (Small Cap Growth)	130,127,584	134,893,273
Series Y (Select 25)	25,189,264	27,220,905
Series Z (Alpha Opportunity)	204,129,353	206,158,761

9.	Open Futures Contracts

Open futures contracts for Series E, Series H and Series Z as of December 31, 2006 were as follows:

	Position	Number of Contracts	Expiration Date	Contract Amount	Market Value	Unrealized Loss
Series E
U.S. 5-Year Note Future	Long	15	03-30-2007	$1,587,474	$1,575,938	$(11,536)
U.S. 10-Year Note Future	Long	57	03-21-2007	6,196,278	6,125,719	(70,559)
U.S. Long Bond Future	Long	10	03-21-2007	1,136,129	1,114,375	(21,754)

				$8,919,881	$8,816,032	$(103,849)

Series H
S&P 500 E-Mini Future	Long	37	03-16-2007	$2,644,273	$2,642,725	$(1,548)
Series Z
S&P 500 Index Future	Long	42	03-16-2007	$15,001,211	$14,998,200	$(3,0.11)

Notes to Financial Statements

December 31, 2006

10.	Options Written

Information as to options written by the Series during the year ended December 31, 2006 and options outstanding at year end is provided below.

Series A Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Shaw Group, Inc.	1-19-07	$30.00	373	$134,280
Transocean, Inc.	1-12-07	85.00	402	44,220

Total call options outstanding (premiums received, $121,596)			775	$178,500

Series A Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	—	$—
Opened	9,531	1,117,698
Expired	(2,952)	(409,330)
Exercised	(5,804)	(586,772)

Balance at December 31, 2006	775	$121,596

Series A Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	747	$149,266
Opened	10,665	1,483,632
Bought Back	(166)	(49,466)
Expired	(8,915)	(1,268,212)
Exercised	(2,331)	(315,220)

Balance at December 31, 2006	—	$—

Series B Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Shaw Group, Inc.	1-19-07	$30.00	220	$79,200
Transocean, Inc.	1-12-07	85.00	391	43,010

Total call options outstanding (premiums received, $101,419)			611	$122,210

Series B Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	—	$—
Opened	10,170	1,206,872
Expired	(4,158)	(436,846)
Exercised	(5,401)	(668,607)

Balance at December 31, 2006	611	$101,419

Series B Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	650	$135,564
Opened	3,268	779,019
Bought Back	(161)	(47,976)
Expired	(3,366)	(750,093)
Exercised	(391)	(116,514)

Balance at December 31, 2006	—	$—

Series J Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Northern Trust Corporation	1-19-07	$55.00	500	$295,000
Shaw Group, Inc.	2-16-07	35.00	574	71,750

Total call options outstanding (premiums received, $273,293)			1,074	$366,750

Series J Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	2,630	$664,314
Opened	10,165	1,470,097
Bought Back	(1,132)	(82,634)
Expired	(6,985)	(960,675)
Exercised	(3,604)	(817,809)

Balance at December 31, 2006	1,074	$273,293

Series J Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	2,118	$350,735
Opened	929	202,174
Expired	(3,047)	(552,909)

Balance at December 31, 2006	—	$—

Series Q Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
ABM Industries, Inc.	01-19-07	$20.00	5	$1,275
Applera Corporation - Applied Biosystems Group	01-19-07 03-16-07	35.00 40.00	55 25	10,450 1,375
Ashland, Inc.	01-19-07 02-16-07 04-20-07	65.00 65.00 60.00	15 55 55	21,300 28,600 56,650
Boyd Gaming Corporation	01-19-07 01-19-07 03-16-07	40.00 50.00 45.00	10 10 25	5,300 300 7,750
Calgon Carbon Corporation	01-19-07	5.00	25	3,125

Notes to Financial Statements

December 31, 2006

Common Stock (con’t)	Expiration Date	Exercise Price	Number of Contracts	Market Value
Carpenter Technology Corporation	03-16-07 03-16-07	$90.00 95.00	91 110	$141,960 134,200
Chicago Bridge & Iron Company N.V.	01-19-07 01-19-07 04-20-07	22.50 25.00 30.00	105 180 25	50,400 42,300 2,500
CV Therapeutics, Inc.	02-16-07 02-16-07 04-20-07 04-20-07 04-20-07 04-20-07 04-20-07	12.50 15.00 10.00 12.50 15.00 17.50 20.00	10 10 10 20 65 90 40	2,250 900 5,200 7,400 17,875 15,750 4,400
EGL, Inc.	02-16-07 02-16-07	30.00 35.00	180 5	27,900 100
Encore Wire Corporation	02-16-07 02-16-07	20.00 22.50	215 207	53,750 22,770
Forest Oil Corporation Hydril	01-19-07 03-16-07 03-16-07	35.00 60.00 65.00	50 75 15	750 123,750 18,600
InterOil Corporation	01-19-07 02-16-07 02-16-07	30.00 30.00 35.00	15 5 20	3,600 1,750 3,800
IPSCO, Inc.	03-16-07 01-19-07 01-19-07 01-19-07 03-16-07	90.00 80.00 85.00 90.00 85.00	60 70 120 5 125	52,800 98,700 93,600 2,650 147,500
Jarden Corporation	01-19-07 01-19-07 04-20-07	30.00 35.00 25.00	60 30 35	27,600 1,950 35,000
Mariner Energy, Inc.	02-16-07 02-16-07	17.50 20.00	45 65	10,350 4,875
Matrix Service Company	02-16-07 02-16-07	12.50 15.00	30 30	11,400 4,950
McMoRan Exploration Company	02-16-07	17.50	40	200
MPS Group, Inc.	03-16-07	15.00	35	1,750
Newfield Exploration Company	01-19-07 03-16-07 03-16-07	35.00 45.00 50.00	35 20 40	38,150 7,200 5,800
Noble Energy, Inc.	01-19-07 02-16-07 02-16-07 02-16-07 05-18-07	50.00 55.00 40.00 50.00 50.00	10 5 20 10 10	750 200 18,600 1,800 3,600
Oceaneering International, Inc.	01-19-07 01-19-07	35.00 37.50	15 25	7,050 6,250
OM Group, Inc.	01-19-07 03-16-07 03-16-07	45.00 40.00 45.00	41 70 70	9,840 50,400 28,000
Omnicare, Inc.	01-19-07 03-16-07	40.00 37.50	5 20	150 5,800
Parker Drilling Company	01-19-07	7.50	25	1,625
Payless ShoeSource, Inc.	03-16-07	25.00	40	32,800
Petrowawk Energy Corporation	03-16-07	10.00	25	4,750
Pioneer Natural Resources Company	01-19-07 01-19-07 03-16-07 03-16-07	35.00 40.00 35.00 40.00	55 35 20 15	25,850 2,625 10,600 3,450
Smith International, Inc.	01-19-07	37.50	40	14,800
Steel Dynamics, Inc.	01-19-07 02-16-07 02-16-07 02-16-07 05-18-07 05-18-07	27.50 25.00 27.50 30.00 30.00 32.50	75 484 50 165 25 25	37,500 372,680 27,500 59,400 12,250 8,750
Transocean, Inc.	02-16-07	80.00	10	5,200
Tween Brands, Inc.	02-16-07 02-16-07 05-18-07 05-18-07	35.00 40.00 35.00 40.00	45 80 25 25	24,300 15,600 18,000 8,750
U.S. Concrete, Inc.	03-16-07	7.50	40	2,200
United States Steel Corporation	01-19-07 01-19-07 01-19-07	50.00 60.00 55.00	20 12 10	46,000 15,720 18,000

Total call options outstanding (premiums received $2,865,200)			4,315	$2,263,295

Series Q Put Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
CV Therapeutics, Inc.	2-16-07	$12.50	25	$1,500
	2-16-07	15.00	15	2,700

Total put options outstanding (premiums received, $4,380)			40	$4,200

Series Q Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	6,197	$2,559,077
Opened	54,858	23,348,210
Bought Back	(53,449)	(21,997,615)
Expired	(1,815)	(294,975)
Exercised	(1,476)	(749,497)

Balance at December 31, 2006	4,315	$2,865,200

Series Q Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	—	$—
Opened	40	4,380

Balance at December 31, 2006	40	$4,380

Notes to Financial Statements

December 31, 2006

Series V Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Granite Construction, Inc.	2-16-07	$50.00	500	$135,000
Shaw Group, Inc.	2-16-07	35.00	650	81,250
United Rentals, Inc.	2-16-07	25.00	342	42,750

Total call options outstanding (premiums received, $305,606)			1,492	$259,000

Series V Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	2,226	$307,776
Opened	16,480	3,499,860
Bought Back	(870)	(392,348)
Expired	(5,889)	(1,063,709)
Exercised	(10,455)	(2,045,973)

Balance at December 31, 2006	1,492	$305,606

Series V Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	2,794	$448,752
Opened	5,696	629,240
Expired	(5,275)	(747,393)
Exercised	(3,215)	(330,599)

Balance at December 31, 2006	—	$—

Series Y Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Shaw Group, Inc.	1-19-07	$30.00	796	$286,560

Total call options outstanding (premiums received, $93,926)			796	$286,560

Series Y Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	—	$—
Opened	2,256	275,248
Bought Back	(787)	(109,880)
Expired	(673)	(71,442)

Balance at December 31, 2006	796	$93,926

Series Y Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2005	90	$18,771
Opened	330	61,192
Expired	(288)	(66,367)
Exercised	(132)	(13,596)

Balance at December 31, 2006	—	$—

11.	Federal Tax Matters

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted and variable rate securities for tax purposes, differing book and tax amortization methods for premium and market discount, consent dividends, ordinary net operating losses and the expiration of capital loss carryovers. To the extent these differences are permanent differences, adjustments are made to the approriate equity accounts in the period that the differences arise. The following adjustments were made to the Statement of Assets and Liabilities at December 31, 2006 to reflect permanent differences:

	Accumulated Net Realized Gain/(Loss)	Undistributed Net Investment Income	Paid-in-Capital
Series A	$(19,401,500)	$(2,686,549)	$22,088,049
Series B	—	(3,971,506)	3,971,506
Series C	—	(2,001,810)	2,001,810
Series D	(24,721,481)	(1,291,026)	26,012,507
Series E	(199,200)	(6,728,250)	6,927,450
Series H	(498,555)	(436,418)	934,973
Series J	(36,353,377)	1,992,402	34,360,975
Series N	(6,083,139)	(1,392,812)	7,475,951
Series O	(13,704,200)	(3,211,516)	16,915,716
Series P	204,950	(4,952,638)	4,747,688
Series Q	(12,111,328)	563,509	11,547,819
Series V	(37,176,541)	(1,434,043)	38,610,584
Series X	—	617,351	(617,351)
Series Z	(1,843,787)	7,755	1,836,032

Notes to Financial Statements

December 31, 2006

11.	Federal Tax Matters (continued)

At December 31, 2006, the following funds had capital loss carryovers and deferred post-October losses to offset future realized capital gains as follows:

	Capital Loss Carryover Utilized in 2006	Capital Loss Carryovers	Expires In	Deferred Post-October Losses
Series B	$27,019,837	$108,210,500	2008	$—
	—	5,057,813	2009
	—	87,172,720	2010
	—	26,620,854	2011

	$27,019,837	$227,061,887

Series E	$—	$389,008	2007	700
	—	9,322,945	2008
	—	719,015	2010
	—	350,320	2012
	—	2,731,334	2014

	$—	$13,512,622

Series H	$207,817	$—	2009	193,640
	3,351,705	—	2010
	2,047,588	3,036,601	2011

	$5,607,110	$3,036,601

Series J	$—	$—		157,698

	$—	$—

Series P	$653,319	$—	2011	32,945

	$653,319	$—

Series Q	$—	$—		152

	$—	$—

Series X	$7,214,871	$7,775,955	2009	—
	–	9,772,253	2010

	$7,214,871	$17,548,208

Series Y	$3,128,347	$—	2007	—
	477,438	6,578,402	2008
	—	10,435,906	2009
	—	9,284,391	2010
	—	6,092,310	2011
	—	338,14	2012

	$3,605,785	$32,729,156

Notes to Financial Statements

December 31, 2006

11.	Federal Tax Matters (continued)

The Fund declared ordinary and long-term capital gain consent dividends for the year ended December 31, 2005, as shown below. These amounts have been deemed paid and contributed to the Fund as additional paid in capital.

	Ordinary Consent Dividends	Long-term Capital Gain Consent Dividends
Series A	$2,686,549	$19,401,500
Series B	3,971,506	—
Series C	2,001,810	—
Series D	1,801,782	24,210,725
Series E	6,927,450	—
Series H	436,418	—
Series J	—	34,360,975
Series N	2,204,979	5,270,972
Series O	4,493,249	12,422,467
Series P	4,747,688	—
Series Q	—	12,111,362
Series V	4,649,462	33,961,122
Series Z	1,764,168	71,864

Short term distributions are treated as ordinary distributions for federal income tax purposes.

It is the Fund’s intent to utilize consent dividends for their 2006 taxable earnings.

As of December 31, 2006, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Distributable Earnings (Deficit)
Series A	$13,085,742	$35,756,077	$—	$83,266,128	$132,107,947
Series B	3,504,848	—	(227,061,887)	101,710,703	(121,846,336)
Series C	4,176,757	—	—	4,151	4,180,908
Series D	4,908,631	43,812,167	—	173,966,428	222,687,226
Series E	7,548,062	—	(13,513,322)	(2,439,707)	(8,404,967)
Series H	914,052	—	(3,230,241)	8,516,470	6,200,281
Series J	6,393,748	33,871,774	(157,698)	74,006,154	114,113,978
Series N	3,036,928	4,852,672	—	11,428,501	19,318,101
Series O	4,582,353	12,906,887	—	53,743,674	71,232,914
Series P	6,792,790	308,596	(32,945)	1,237,874	8,306,315
Series Q	—	14,991,355	(152)	36,141,334	51,132,537
Series V	14,196,620	34,245,913	—	113,390,308	161,832,841
Series X	—	—	(17,548,208)	9,315,216	(8,232,992)
Series Y	140,430	—	(32,729,156)	12,483,846	(20,104,880)
Series Z	3,099,744	761,053	—	(335,189)	3,525,608

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and passive foreign investment companies.

Notes to Financial Statements

December 31, 2006

For federal income tax purposes, the following Series designate the amounts set forth below as capital gain dividends for the year ended December 31, 2006:

Long-Term Capital Gain Distributions*
Series A	$35,756,077
Series D	43,812,167
Series J	33,871,774
Series N	4,852,672
Series O	12,906,887
Series P	308,596
Series Q	14,991,355
Series V	34,245,913
Series Z	761,053

*	Paid via consent dividends

12.	Affiliated Transactions*

Investments representing 5% or more of the outstanding voting securities of a portfolio company of a fund result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in Series J as of December 31, 2006 amounted to $255,162 which represents 0.06% of net assets. There were no affiliated companies held in any other Series. Transactions in Series J during the year ended December 31, 2006 in which the portfolio company is an “affiliated person” are as follows:

	ThermoEnergy Corporation PIPE	ThermoEnergy Corporation Warrants
December 31, 2005
Balance
Shares	1,380,000	1,380,000
Cost	$1,302,103	$353,897
Gross Additions
Shares	—	—
Cost	$—	$—

Gross Reductions
Shares	—	—
Cost	$—	$—

December 31, 2006
Balance
Shares	1,380,000	1,380,000
Cost	$1,302,103	$353,897

Realized Gain/(Loss)	—	—

Investment Income	—	—

*	As a result of Series J’s beneficial ownership of the common stock of these portfolio companies, applicable regulations require that the Series state that it may be deemed an affiliate of the respective portfolio company. The Series disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Series or any other client of the Advisor.

13.	Acquisition of Series W of SBL Fund

Pursuant to a plan of reorganization approved by the stockholders of Series W of SBL Fund, Series H of SBL Fund acquired all of the net assets of Series W on June 16, 2006 which totaled $52,914,356. A total of 5,615,796 shares of Series W were exchanged for 5,481,948 shares of Series H immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Series W’s net assets included $743,249 of unrealized appreciation. The aggregate net assets of Series H immediately before the acquisition totaled $43,263,368 and following the acquisition, the combined net assets of Series H totalled $96,177,724.

14.	Acquisition of Series G of SBL Fund

Pursuant to a plan of reorganization approved by the stockholders of Series G of SBL Fund, Series Y of SBL Fund acquired all of the net assets of Series G on June 16, 2006 which totaled $46,089,706. A total of 7,094,570 shares of Series G were exchanged for 4,606,863 shares of Series Y immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Series G’s net assets included $3,219,555 of unrealized appreciation and $16,205,387 of accumulated realized loss on sale of investments. The aggregate net assets of Series Y immediately before the acquisition totaled $45,276,152 and following the acquisition, the combined net assets of Series Y totalled $91,365,858.

15.	Acquisition of Series S of SBL Fund

Pursuant to a plan of reorganization approved by the stockholders of Series S of SBL Fund, Neuberger Berman AMT Socially Responsive, Class S shares acquired all of the net assets of Series S on June 16, 2006 which totaled $85,059,343. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code.

Report of Independent Registered Public Accounting Firm

To the Contractholders and Board of Directors

SBL Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprised of Series A, B, C, D, E, H, J, N, O, P, Q, V, X, Y and Z portfolios) (the Fund), as of December 31, 2006, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Fund at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri

February 23, 2007

Directors’ Disclosure

(unaudited)

Director Approval of Investment Advisory Agreement

At an in-person meeting of the Fund’s Boards of Directors held on November 16-17, 2006, called for the purpose of, among other things, voting on the renewal of the investment advisory and sub-advisory agreements applicable to the Fund, the Fund’s Board of Directors, including the Independent Directors, unanimously approved the continuation for a one-year period of the investment advisory agreement between the Fund and Security Management Company, LLC (“SMC”), as well as each investment sub-advisory agreement applicable to the Fund. In reaching this conclusion, the Directors requested and obtained from SMC and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Fund’s Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

In considering the proposed continuation of the investment advisory and sub-advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SMC and the investment sub-advisers; (2) the investment performance of the Fund, SMC and the various investment sub-advisers; (3) the costs of the services to be provided and profits to be realized by SMC and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether advisory and sub-advisory fee levels reflect these economies of scale for the benefit of Fund investors. Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors’ own business judgment, to be relevant. Following its review, the Fund’s Board of Directors determined that the investment advisory agreement and each investment sub-advisory agreement applicable to the Fund (if any) will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory and investment sub-advisory agreements based upon the following considerations, among others:

•

The nature, extent and quality of the advisory services to be provided. The Board of Directors concluded that SMC and the investment sub-advisers retained to provide portfolio management services with respect to the Fund are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past, SMC’s management capabilities demonstrated with respect to the Fund and other mutual funds managed by SMC, the professional qualifications and experience of SMC’s and the various sub-advisers’ portfolio managers, and SMC’s investment and management oversight processes. The Directors also determined that SMC and the sub-advisers proposed to provide investment and related services that were of the same quality and quantity as services provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Fund. With respect to the Fund, the Directors concluded on the basis of information supplied by Lipper that SMC and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods. On the basis of the Directors’ assessment of the nature, extent and quality of advisory services to be provided or procured by SMC, the Directors concluded that SMC is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of each Board’s review of the fees to be charged by SMC for investment advisory and other services, and the estimated profitability of SMC's relationship with the Fund, each Board concluded that the level of investment advisory fees and SMC’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Fund and SMC and its affiliates. On the basis of comparative information supplied by Lipper the Directors determined that the advisory fees and estimated overall expense ratio of the Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size. With respect to the Series Z (Alpha Opportunity Series), the Directors noted that the Series had a competitive performance record for the year to date, and one year periods ended September 30, 2006 and strong performance for the three year period which helped to compensate for Series Z’s higher than average expense ratio. Further, the Directors noted that the Series Z’s investment advisory fee and expense ratio were above median due, at least in part, to its strong performance relative to its benchmark index, which increased the advisory fee payable under that Fund’s “fulcrum” advisory fee arrangement.

•

Whether the advisory fees reflect economies of scale. The Directors concluded that the Fund’s investment advisory fees appropriately reflect the current economic environment for SMC and the competitive nature of the mutual fund market. The Directors further determined that the Fund has yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the investment advisory fees.

Directors’ Disclosure

(unaudited) (continued)

•

The extent to which economies of scale will be realized as the Fund grows. While the Fund’s investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Fund other than Series Z (Alpha Opportunity Series) (whose investment advisory fee varies depending on that Fund’s performance relative to its benchmark index) already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper and SMC’s estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically reexamine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to SMC and fees payable by SMC to the investment sub-advisers, in the future.

•

Benefits (such as soft dollars) to SMC from its relationship with the Fund (and any corresponding benefits to the Fund). The Directors concluded that other benefits described by SMC and the investment sub-advisers from their relationships with the Fund, including “soft dollar” benefits in connection with Fund brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and their shareholders. In addition, the Directors determined that the administration, transfer agency and fund accounting fees paid by the Fund to SMC are reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Fund’s operations.

•

Other Considerations: In approving the investment advisory and sub-advisory agreements, the Directors determined that SMC has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and their shareholders. In this regard, the Directors favorably considered the compliance track record of the Fund and SMC. The Directors also concluded that SMC has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including investment advisory fee waivers and expense limitation arrangements with respect to the Fund to the benefit of Fund shareholders.

Special Shareholders’ Meeting

(unaudited)

A special meeting of the shareholders of Series G, Series S and Series W of the SBL Fund was held on June 1, 2006. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below:

(1)	The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of SBL Fund Series G solely in exchange for shares of the SBL Fund Series Y, followed by the complete liquidation of Series G. The following votes were cast regarding this matter:

	Votes For	Votes Against/Abstentions
Series G	7,012,314	961,409

(2)	The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of SBL Fund Series W solely in exchange for shares of the SBL Fund Series H, followed by the complete liquidation of Series W. The following votes were cast regarding this matter:

	Votes For	Votes Against/Abstentions
Series W	3,582,282	491,142

(3)	The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of the SBL Fund Series S solely in exchange for shares of Neuberger Berman AMT Socially Responsive Fund, Class S shares, followed by the complete liquidation of Series S. The following votes were cast regarding this matter:

	Votes For	Votes Against/Abstentions
Series S	3,351,972	459,565

Directors and Officers (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001.

Directors

Name (Date of Birth) Year Elected***	Principal Occupation(s) During Past 5 Years
Donald A. Chubb, Jr.**	Business broker, Griffith & Blair Realtors
(12-14-46)	Director - Jayhawk Area Boy Scouts Council
1994

Harry W. Craig, Jr.**	Chairman, CEO, Secretary & Director, The Martin Tractor Company, Inc.;
(05-11-39)	Director - Stormont-Vail Corporation
2004	Director - Concerned Citizens for Topeka
Director - Oscar S. Stauffer Executive in Residence

Jerry B. Farley**	President, Washburn University
(09-20-46)	President, J&J Bonanza
2005

Penny A. Lumpkin**	Partner, Vivians’ Gift Shop (Corporate Retail)
(08-20-39)	Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development)
1993	Vice President, PLB (Real Estate Equipment Leasing)
Vice President, Town Crier (Retail)
Prior to 1999:
Vice President & Treasurer, Palmer News, Inc.
Vice President, M/S News, Inc.
Secretary, Kansas City Periodicals
Prior to 2002:
Vice President, Bellaire Shopping Center (Managing and Leasing)
Partner, Goodwin Enterprises (Retail)

Maynard F. Oliverius**	President & Chief Executive Officer, Stormont-Vail HealthCare
(12-18-43)	Director - VHA Mid-America
1998	Director - Go Topeka

Michael G. Odlum*	President & Managing Member Representative, Security Management Company, LLC
(01-12-52)	Senior Vice President and Chief Investment Officer, Security Benefit Corporation and
2006 (Acting Chairman	Security Benefit Life Insurance Company
of the Board)	Vice President & Director, Security Distributors, Inc.
2004 (President)	Director, Vice President and Chief Investment Officer, First Security Benefit Life Insurance and
2004 (Director)	Annuity Company of New York

*	This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

**	These directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Management Company, LLC of the accounting function for the Fund.

***	Each director oversees 28 Security Fund portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

Directors and Officers (unaudited) (continued)

Officers

Name (Date of Birth) Title - Year Elected*	Principal Occupation(s) During Past 5 Years
Steven M. Bowser	Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(02-11-60)	Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company
Vice President - 2003

Christina Fletcher	Vice President & Portfolio Manager, Security Management Company, LLC
(07-25-72)	Credit Analyst/Portfolio Manager, Horizon Cash Management
Vice President - 2005	Senior Money Market Trader, Scudder Investments

Brenda M. Harwood	Vice President & Chief Compliance Officer, Security Management Company, LLC;
(11-03-63)	Assistant Vice President, Security Benefit Life Insurance Company
Chief Compliance Officer - 2004	Vice President, Assistant Treasurer & Director, Security Distributors, Inc.
Treasurer - 1988

Richard J. King	Vice President & Head of Fixed Income Asset Management, Security Management Company, LLC;
(03-59)	Vice President & Head of Fixed Income Asset Management, Security Benefit Life Insurance Company
Vice President - 2005	Partner, Head of Portfolio Management, INVESCO

Mark Lamb	Vice President, Security Management Company, LLC,
(02-03-60)	Vice President, Security Benefit Life Insurance Company
Vice President - 2003

Amy J. Lee	Secretary, Security Management Company, LLC.;
(06-05-61)	Secretary & Chief Compliance Officer, Security Distributors, Inc.
Secretary - 1987	Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Corporation & Security Benefit Life Insurance Company
Director, Brecek & Young Advisors, Inc.

Mark Mitchell	Vice President & Portfolio Manager, Security Management Company, LLC
(08-24-64)	Vice President & Portfolio Manager, Security Benefit Life Insurance Company
Vice President - 2003

Christopher Phalen	Vice President & Portfolio Manager, Security Management
(11-9-70)	Company, LLC;
Vice President - 2002	Assistant Vice President & Portfolio Manager, Security Benefit Life Insurance Company

James P. Schier	Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(12-28-57)	Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company
Vice President - 1998

Cindy L. Shields	Vice President & Head of Equity Asset Management, Security Management Company, LLC,
(06-05-67)	Vice President & Head of Equity Asset Management, Security Benefit Life Insurance Company
Vice President - 1988

Christopher D. Swickard	Assistant Secretary, Security Management Company, LLC;
(10-09-65)	Second Vice President & Assistant General Counsel, Security Benefit Corporation &
Assistant Secretary - 1996	Security Benefit Life Insurance Company
Assistant Secretary, Security Distributors, Inc.

David G. Toussaint	Vice President & Portfolio Manager, Security Management Company, LLC;
(10-10-66)	Assistant Vice President & Portfolio Manager, Security Benefit Life Insurance Company
Vice President - 2001

Eric Welt	Vice President, Director of Portfolio Risk Analysis & Consultant Relations,
(10-31-67)	Portfolio Risk Manager, Security Management Company, LLC;
Vice President - 2006	Associate Director - Senior Due Diligence Analyst, Bear Stearns & Company

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

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Other Information

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2006 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

The Security Group of Mutual Funds

Security Equity Fund

•	Alpha Opportunity Series

•	Equity Series

•	Global Series

•	Mid Cap Value Series

•	Select 25 Series

•	Small Cap Growth Series

Security Large Cap Value Fund

Security Mid Cap Growth Fund

Security Income Fund

•	Capital Preservation Series

•	Diversified Income Series

•	High Yield Series

•	Income Opportunity Series

Security Cash Fund

Security Funds Officers and Directors

Directors

Donald A. Chubb, Jr.

Harry W. Craig, Jr.

Jerry B. Farley

Penny A. Lumpkin

Michael G. Odlum

Maynard F. Oliverius

Officers

Michael G. Odlum, President

Steve M. Bowser, Vice President

Christina Fletcher, Vice President

Richard J. King, Vice President

Mark Lamb, Vice President

Mark Mitchell, Vice President

Christopher Phalen, Vice President

James P. Schier, Vice President

Cindy L. Shields, Vice President

David G. Toussaint, Vice President

Eric Welt, Vice President

Amy J. Lee, Secretary

Christopher D. Swickard, Assistant Secretary

Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

One Security Benefit Place • Topeka, Kansas 66636-0001 • securitybenefit.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $327,000 in 2005 and $327,000 in 2006.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $5,000 in 2005 and $5,000 in 2006. These services consisted of a review of the Registrant’s semi-annual financial statements.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $17,000 in 2005 and $18,000 in 2006, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $37,000 in 2005 and $45,000 in 2006. These services consisted of (i) review or preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) calculation of tax adjustments for potential Passive Foreign Investment Companies (as determined by Fund personnel) and (v) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e) (2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $59,000 in 2005 and $68,000 in 2006.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a) (1)	Code of Ethics pursuant to Item 2 above.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SBL FUND

By:	/s/ MICHAEL G. ODLUM
Michael G. Odlum, President

Date:	March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL G. ODLUM
Michael G. Odlum, President

Date:	March 5, 2007

By:	/s/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	March 5, 2007